UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential,  for  use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material pursuant to ss.240.14a-12

                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of  securities  to which  transaction  applies:


--------------------------------------------------------------------------------

         (2)  Aggregate  number  of  securities  to which  transaction  applies:


--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

|X| Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:

--------------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

       (3)    Filing Party:

--------------------------------------------------------------------------------

       (4)    Date Filed:

--------------------------------------------------------------------------------

                    [THISTLE GROUP HOLDINGS, CO. LETTERHEAD]


November 10, 2003

Dear fellow shareholder:

     We invite you to attend a Special Meeting of Shareholders of Thistle Group Holdings, Co. to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania on Thursday, December 18, 2003 at 9:30 a.m., Eastern Time. At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger by and among Citizens Bank of Pennsylvania, Citizens Financial Group, Inc. and Thistle Group Holdings, Co. which provides for the merger of Thistle Group Holdings, Co. with a subsidiary of Citizens Bank of Pennsylvania.

     If the merger agreement is approved and the merger is subsequently completed, each outstanding share of Thistle Group Holdings, Co. ("Thistle") common stock (other than certain shares held by Citizens or Thistle) will be converted into the right to receive $26.00 in cash, without interest.

     The merger cannot be completed unless the shareholders of Thistle approve and adopt the merger agreement and the parties receive all required regulatory approvals, among other customary conditions. Approval of the merger agreement requires the affirmative vote of a majority of the votes cast by holders of Thistle common stock entitled to vote at the special meeting at which a quorum is present. Directors holding approximately 16% of Thistle common stock have agreed with Citizens Bank to vote in favor of the adoption and approval of the merger agreement.

     Based on our reasons described herein, including the fairness opinion issued by our financial advisor, Sandler O'Neill & Partners, L.P., which is attached to the proxy statement as Appendix B, your board of directors believes that the merger agreement is fair to you and in your best interests. ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     The accompanying document gives you detailed information about the special meeting, the merger, the merger agreement and related matters. We urge you to read this entire document carefully, including the attached merger agreement.

     It is very important that your shares be voted at the special meeting, regardless whether you plan to attend in person. To ensure that your shares are represented on this very important matter, please take the time to vote by completing and mailing the enclosed proxy card.

     Thank you for your cooperation and your continued support of Thistle and Roxborough Manayunk Bank.

                                   Sincerely,

                                   /s/ John F. McGill, Jr.

                                   John F. McGill, Jr.
                                   Chairman of the Board and
                                   Chief Executive Officer

                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
                                 (215) 483-3777

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 18, 2003

     Notice is hereby given that a Special Meeting of Shareholders of Thistle Group Holdings, Co. ("Thistle") will be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania on Thursday, December 18, 2003 at 9:30 a.m., Eastern Time, for the following purposes:

     1. To consider and vote upon a proposal to approve and adopt an agreement and plan of merger, dated September 22, 2003, by and among Citizens Bank of Pennsylvania, Citizens Financial Group, Inc. and Thistle Group Holdings, Co., pursuant to which, among other things, (i) a newly-formed subsidiary of Citizens Bank of Pennsylvania will merge with and into Thistle, and (ii) upon consummation of the merger, each outstanding share of Thistle common stock (other than certain shares held by Thistle or Citizens) will be converted into the right to receive $26.00 in cash, without interest; and

     2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

     We have fixed the close of business on November 3, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting or any adjournment or postponement. Only holders of Thistle common stock of record at the close of business on that date will be entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. A copy of the merger agreement is enclosed as Appendix A to the accompanying proxy statement. The affirmative vote of a majority of the votes cast by holders of Thistle common stock entitled to vote at the special meeting is necessary to approve and adopt the merger agreement. Directors holding approximately 16% of the Thistle common stock have agreed with Citizens Bank to vote in favor of the adoption and approval of the merger agreement.

     YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER AGREEMENT IS FAIR TO AND IN THE BEST INTERESTS OF THISTLE'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                      By Order of the Board of Directors

                                      /s/ Francis E. McGill, III

                                     Francis E. McGill, III, Secretary
Philadelphia, Pennsylvania
November 10, 2003

--------------------------------------------------------------------------------
IMPORTANT: YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ARE A RECORD SHAREHOLDER AND FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
    FOR THE SPECIAL MEETING....................................................1
SUMMARY........................................................................3
THE SPECIAL MEETING............................................................9
   Time, Date and Place........................................................9
   Matter to be Considered.....................................................9
   Shares Outstanding and Entitled to Vote; Record Date........................9
   How to Vote Your Shares....................................................10
   Vote Required..............................................................10
   Solicitation of Proxies....................................................11
THE MERGER....................................................................12
   The Parties................................................................12
   Acquisition Structure......................................................13
   Merger Consideration.......................................................13
   Effective Time of the Merger...............................................13
   Background of the Merger...................................................13
   Recommendation of the Thistle Board of Directors
       and Reasons for the Merger.............................................15
   Opinion of Thistle's Financial Advisor.....................................17
   Treatment of Stock Options and Restricted Stock............................23
   Surrender of Stock Certificates; Payment for Shares........................23
   Financing the Transaction..................................................24
   Board of Directors' Covenant to Recommend the Merger Agreement.............24
   No Solicitation............................................................25
   Conditions to the Merger...................................................26
   Representations and Warranties of Thistle and Citizens.....................27
   Conduct Pending the Merger.................................................28
   Extension, Waiver and Amendment of the Merger Agreement....................32
   Termination of the Merger Agreement........................................33
   Termination Fee............................................................33
   Expenses...................................................................34
   Interests of Certain Persons in the Merger.................................34
   Employee Benefits Matters..................................................37
   Merger Regulatory Approvals and Notices....................................39
   Certain Federal Income Tax Consequences....................................40
   Accounting Treatment.......................................................41
   Shareholder Agreements.....................................................42
   No Dissenters' Rights......................................................42
MARKET FOR COMMON STOCK AND DIVIDENDS.........................................42
CERTAIN BENEFICIAL OWNERS OF THISTLE COMMON STOCK.............................43
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING.............................45
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS....................46
WHERE YOU CAN FIND MORE INFORMATION...........................................46

Appendix A    Agreement and Plan of Merger, dated September 22, 2003, by and among Citizens Bank of Pennsylvania, Citizens Financial
              Group, Inc. and Thistle Group Holdings, Co.................... A-1
Appendix B    Fairness Opinion of Sandler O'Neill & Partners, L.P........... B-1

                  QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
                             FOR THE SPECIAL MEETING

Q. WHAT DO I NEED TO DO NOW?

A. First, carefully read this proxy statement in its entirety. Then, vote your shares of Thistle common stock by one of the following methods:

o marking, signing, dating and returning your proxy card in the enclosed prepaid envelope; or

o attending the special meeting and submitting a properly executed proxy or ballot. If a broker holds your shares in "street name," you will need to get a proxy from your broker to vote your shares in person.

Q. WHY IS MY VOTE IMPORTANT?

A. A majority of the outstanding shares of Thistle common stock must be represented in person or by proxy at the special meeting for there to be a quorum. If you do not vote using one of the methods described above, it will be more difficult for Thistle to obtain the necessary quorum to hold its special meeting. The affirmative vote of a majority of the votes cast by holders of Thistle common stock entitled to vote at the special meeting is necessary to approve and adopt the merger agreement.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

A. No. If you do not provide your broker with instructions on how to vote your shares that are held in street name your broker will not be permitted to vote them. Therefore, you should be sure to provide your broker with instructions on how to vote these shares. Please check the voting form used by your broker to see if your broker offers telephone or internet voting.

Q. CAN I CHANGE MY VOTE?

A. Yes. If you have not voted through your broker, there are several ways you can change your vote after you have submitted a proxy.

o First, you may send a written notice stating that you would like to revoke your proxy to Thistle's Corporate Secretary, Francis E. McGill, III, Secretary, Thistle Group Holdings, Co., 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128;

o Second, you may complete and submit a new proxy card. Any earlier proxy will be revoked automatically; or

o Third, you may attend the meeting and vote in person. Any earlier proxy will be revoked.

     However, simply attending the meeting without voting will not revoke your earlier proxy.

     If you have instructed a broker to vote your shares, you must follow directions you receive from your broker to change your vote.

Q. SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A. No. As we get closer to the anticipated closing date of the merger, an exchange agent appointed by Citizens Bank will send you a letter of transmittal containing written instructions for exchanging your Thistle stock certificates.

     Please do not send in any Thistle stock certificates until you have received these written instructions. However, if you are not sure where your stock certificates are located, now would be a good time to find them so you don't encounter any delays in processing your exchange at closing. Likewise, if your stock certificates are lost, please contact Thistle's Investor Relations Department at (215) 483-3777 or our transfer agent at (800) 368-5948 to find out how to get a replacement certificate.

Q. WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A. We currently expect to complete the merger in the first quarter of 2004, assuming all the conditions to completion of the merger, including obtaining the approval of Thistle shareholders at the special meeting and receiving regulatory approvals, have been fulfilled. Fulfilling some of these conditions, such as receiving certain governmental clearances or approvals, is not entirely within our control. If all the conditions to completion of the merger have not been fulfilled at that time, we expect to complete the merger as quickly as practicable once the conditions are fulfilled.

Q. WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE SPECIAL MEETING OR THE MERGER?

A. You should direct any questions regarding the special meeting of shareholders or the merger to Thistle's Investor Relations Department at (215) 483-3777.

                                     SUMMARY

         This summary highlights selected information from this proxy statement and may not contain all of the information that may be important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document, including the merger agreement, a copy of which is included as Appendix A to this proxy statement, and the other documents to which we have referred you. You may obtain copies of all publicly filed reports and other information from the sources listed under the section "Where You Can Find More Information," beginning on page 46. Page references are included in this summary to direct you to a more complete description of the topics.

         Throughout this document, "Thistle," "we" and "our" refers to Thistle Group Holdings, Co. "Roxborough Manayunk Bank" refers to our wholly-owned banking subsidiary, Roxborough Manayunk Bank, "Citizens" refers to Citizens Financial Group, Inc. and, unless the context otherwise requires, Citizens Bank of Pennsylvania, a wholly-owned banking subsidiary of Citizens having its main office in Philadelphia, Pennsylvania, which we refer to herein as "Citizens Bank." Also, we refer to the merger between a newly-formed subsidiary of Citizens Bank and Thistle as the "merger;" the agreement and plan of merger, dated as of September 22, 2003, by and among Citizens Bank, Citizens and Thistle as the "merger agreement;" and the merger between Citizens Bank and Roxborough Manayunk Bank as the "bank merger."

         This proxy statement is first being mailed to shareholders of Thistle on or about November 13, 2003.

THE PARTIES (PAGE 12)

     o Thistle is a unitary thrift holding company incorporated in the Commonwealth of Pennsylvania in March 1998 to be the holding company for Roxborough Manayunk Bank, a federally-chartered stock savings bank. Prior to 1998, Roxborough Manayunk Bank was a subsidiary of Thistle Group Holdings, Co., Inc., the majority of whose stock was owned by FJF Financial, M.H.C., a federal mutual holding company. Roxborough Manayunk Bank conducts business through its main office located in Philadelphia, Pennsylvania and its 14 branch locations throughout Philadelphia, Chester, Montgomery and Delaware counties, Pennsylvania and Wilmington, Delaware. Roxborough Manayunk Bank offers a wide variety of retail and commercial banking services, including residential mortgage, consumer and commercial loans, and a wide variety of retail deposit products. At June 30, 2003, Thistle had consolidated assets of $913.6 million and stockholder's equity of $76.3 million. The executive offices of Thistle are located at 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128, and its telephone number for that location is (215) 483-3777.

     o Citizens is a registered bank holding company headquartered in Rhode Island and organized under the laws of Delaware. Through its banking subsidiaries Citizens offers a wide range of retail and commercial banking services, including residential and commercial mortgage lending and construction loans, commercial loan and leasing services and retail investment services. Citizens' banking subsidiaries currently maintain over 850 banking offices in Rhode Island, Massachusetts, Connecticut, Delaware, New Hampshire, New Jersey and Pennsylvania. At June 30, 2003, Citizens had consolidated assets of $69.2 billion and stockholder's equity of $8.4 billion. Citizens is a wholly-owned subsidiary of RBSG International Holdings Ltd., which in turn is a direct wholly-owned subsidiary of The Royal Bank of Scotland plc and an indirect subsidiary of The Royal Bank of Scotland Group, plc, a public limited holding company incorporated in Great Britain and registered in Scotland with its headquarters in Edinburgh, Scotland and the fifth largest banking organization in the world in market value. Neither The Royal Bank of Scotland plc nor The Royal Bank of Scotland Group, plc, however, is a party to the merger agreement. Citizens' principal executive offices are located at One Citizens Plaza, Providence, Rhode Island 02903, and its telephone number for that location is (401) 456-7800.

     o Citizens Bank is a Pennsylvania-chartered savings bank and a wholly-owned (except for directors' qualifying shares) subsidiary of Citizens. At June 30, 2003, Citizens Bank had consolidated assets of $23.6 billion and stockholder's equity of $3.7 billion. Citizens Bank's principal executive offices are located at 2001 Market Street, Suite 600, Philadelphia, Pennsylvania 19103, and its telephone number for that location is (267) 671-1121.

THISTLE SHAREHOLDERS WILL RECEIVE $26.00 IN CASH FOR EACH SHARE OF THISTLE COMMON STOCK. (PAGE 13)

     Citizens and Thistle propose a transaction in which Thistle will become a wholly-owned subsidiary of Citizens Bank by virtue of the merger of a newly-formed subsidiary of Citizens Bank with and into Thistle. If the acquisition of Thistle by Citizens is completed, you will have the right to receive $26.00 in cash, without interest, for each share of Thistle common stock that you own as of the effective time of the merger. You will need to surrender your Thistle stock certificates to receive the cash merger consideration, but you should not send us any certificates now. If the merger is completed, an exchange agent appointed by Citizens will send you detailed instructions on how to exchange your shares.

THE MERGER WILL BE TAXABLE FOR THISTLE SHAREHOLDERS.  (PAGE 40)

     For federal income tax purposes, the merger will be treated as the sale to Citizens Bank of all of the shares of Thistle common stock. You will recognize taxable gain or loss equal to the difference between the cash payment (i.e., $26.00 per share) that you receive for your shares of Thistle common stock and your adjusted tax basis in your shares that you exchange for that payment. In general, the gain or loss will be either long-term capital gain or short-term capital gain depending on the length of time you have held your shares of Thistle common stock.

     Tax matters are complicated, and the tax consequences of the merger may vary among shareholders. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this proxy statement. You should therefore consult your own tax advisor for a full understanding of the tax consequences to you of the merger.

OUTSTANDING THISTLE STOCK OPTIONS WILL BE CANCELLED FOR THEIR CASH VALUE TO THE EXTENT THEY ARE NOT EXERCISED PRIOR TO THE MERGER AND ALL UNVESTED RESTRICTED STOCK AWARDS WILL VEST. (PAGE 23)

     At the effective time of the merger (which is the date on which the merger is consummated), each outstanding and unexercised option to purchase shares of Thistle common stock issued under a Thistle stock option plan, whether or not then vested and exercisable, will be terminated and each holder will be entitled to receive in consideration for such option a cash payment from Thistle at the closing of the merger in an amount equal to the difference between $26.00 and the per share exercise price of the option, multiplied by the number of shares covered by the option, less any required tax withholdings. All unvested stock options will vest and become exercisable immediately prior to the merger. All unvested shares of restricted stock awarded under the 1999 Restricted Stock Plan will immediately vest and be converted to a right to receive $26.00 per share, less any required withholding taxes, under the same procedures applicable to other shareholders.

WE HAVE RECEIVED AN OPINION FROM OUR FINANCIAL ADVISOR THAT THE CASH MERGER CONSIDERATION IS FAIR TO THISTLE'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. (PAGE 17)

         Among other factors considered in deciding to approve the merger agreement, the Thistle board of directors received the written opinion of its financial advisor, Sandler O'Neill & Partners, L.P. ("Sandler O'Neill") that, as of September 22, 2003 (the date on which the Thistle board of directors approved the merger agreement), the $26.00 cash merger consideration is fair to the holders of Thistle common stock from a financial point of view. This opinion was subsequently updated as of the date of this proxy statement. The opinion dated as of the date of this proxy statement is included as Appendix B to this proxy statement. You should read this opinion completely to understand the assumptions made, matters considered and limitations of the review undertaken by Sandler O'Neill in providing its opinion. Sandler O'Neill's opinion is directed to the Thistle board of directors and does not constitute a recommendation to any shareholder as to any matters relating to the merger, including how to vote.

THE SPECIAL MEETING (PAGE 9)

         The special meeting will be held at 9:30 a.m., Eastern Time, on Thursday, December 18, 2003, at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania. At the special meeting, you will be asked to approve and adopt the merger agreement and to act on any other matters that may properly come before the special meeting.

RECORD DATE; VOTE REQUIRED (PAGES 9 - 10)

         You can vote at the special meeting if you owned shares of Thistle common stock as of the close of business on November 3, 2003. On that date, there were 5,208,744 shares of Thistle common stock outstanding. You will have one vote at the special meeting for each share of Thistle common stock that you owned of record on that date.

         The affirmative vote of a majority of the votes cast by holders of Thistle common stock entitled to vote at the special meeting at which a quorum is present is necessary to approve and adopt the merger agreement.

         Directors of Thistle have individually agreed with Citizens Bank to vote their shares of Thistle common stock in favor of the merger and the merger agreement. These individuals own in the aggregate approximately 16% of the outstanding shares of Thistle common stock (exclusive of unexercised stock options and shares held in a fiduciary capacity under ERISA plans).

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL AND ADOPTION OF THE MERGER AGREEMENT BY THISTLE SHAREHOLDERS. (PAGE 15)

         Based on the reasons described elsewhere in this proxy statement, Thistle's board of directors believes that the merger agreement is fair to and in your best interests. Accordingly, your board of directors unanimously recommends that you vote "FOR" approval and adoption of the merger agreement.

THISTLE AND CITIZENS MUST MEET SEVERAL CONDITIONS TO COMPLETE THE MERGER.  (PAGE
26)

     Completion of the merger depends on the satisfaction or waiver of a number of conditions, including the following:

     o    Shareholders   of  Thistle  must  approve  the  merger   agreement  in
          accordance with applicable law;

     o Citizens and Thistle must receive all required regulatory approvals to complete the transactions contemplated by the merger agreement, and any waiting periods required by law must have passed;

     o There must be no injunction, order, decree or law preventing or materially restricting the completion of the transactions contemplated by the merger agreement;

     o The representations and warranties of each of Citizens and Thistle in the merger agreement that are qualified as to materiality must be true and correct and any such representations and warranties that are not so qualified must be true and correct in all material respects, in each case as of the date of the merger agreement and as of the effective time of the merger;

     o Citizens and Thistle must have performed in all material respects their respective obligations required to be performed under the merger agreement at or prior to the closing of the merger;

     o No change in the business, assets, financial condition or results of operations of Thistle or any of its subsidiaries shall have occurred which has had, or is reasonably likely to have individually or in the aggregate, a material adverse effect on Thistle and its subsidiaries taken as a whole;

     o The consent, approval or waiver of each person (other than required regulatory approvals) whose consent or approval shall be required in order to permit the lawful completion of the transactions contemplated by the merger agreement shall have been obtained, and none of such permits, consents, waivers, clearances, approvals and authorizations shall contain any term or condition which would materially impair the value of Thistle or Roxborough Manayunk Bank to Citizens; and

     o The shareholder agreements executed and delivered, as of the date of the merger agreement, by each member of Thistle's board of directors, remain in full force and effect at the effective time of the merger.

     Unless prohibited by law, either Citizens or Thistle could elect to waive any of the conditions for its benefit that have not been satisfied and complete the merger anyway. The parties cannot be certain whether or when any of the conditions to the merger will be satisfied or waived where permissible, or that the merger will be completed.

THE PARTIES NEED TO OBTAIN VARIOUS REGULATORY APPROVALS IN ORDER TO COMPLETE THE MERGER AND THE BANK MERGER. (PAGE 39)

     To complete the merger and the bank merger, the parties and their affiliates need to obtain the consent or prior approval of, or give notice to various regulatory authorities, including the Board of Governors of the Federal Reserve System or Federal Reserve Board, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, Pennsylvania and Massachusetts bank regulatory authorities and certain foreign regulatory authorities. The U.S. Department of Justice may provide input into the approval process of federal banking agencies and will have between 15 and 30 days following any approval by a federal banking agency of an application to challenge the approval on antitrust grounds. Citizens and Thistle have filed all necessary applications and notices with applicable regulatory authorities in connection with the merger and the bank merger. Citizens and Thistle cannot predict, however, whether or when all required regulatory approvals or consents will be obtained, what conditions they might include, or whether they will be received on a timely basis.

THE MERGER AGREEMENT MAY BE TERMINATED BY THE PARTIES.  (PAGE 33)

     The merger agreement may be terminated at any time (even after approval of the merger by the Thistle shareholders) as follows:

     o    By mutual consent of the parties;

     o By Citizens or Thistle if any required regulatory approval for the completion of the transactions contemplated by the merger agreement is not obtained, or if any governmental authority has issued a final order prohibiting the transactions;

     o By Citizens or Thistle if the merger is not completed by June 1, 2004, unless the failure to complete the merger by that date is due to the failure by the party seeking the termination of the merger agreement to perform its obligations under the merger agreement;

     o By Citizens or Thistle if the other party materially breaches any of its representations, warranties, covenants or agreements under the merger agreement and the breach has not been cured within 30 days after written notice of the breach, provided that the terminating party is not then in material breach of the merger agreement;

     o By Citizens or Thistle if the shareholders of Thistle do not approve the merger agreement; or

     o By Citizens, if the board of directors of Thistle does not publicly recommend to its shareholders that the merger agreement be approved, or later withdraws or modifies its recommendation in a manner materially adverse to Citizens or Thistle breaches its covenant not to solicit another acquisition transaction (as defined in the merger agreement).

THISTLE  IS  OBLIGATED  TO  PAY  CITIZENS  A   TERMINATION   FEE  UNDER  CERTAIN
CIRCUMSTANCES. (PAGE 33)

     As a material inducement to Citizens to enter into the merger agreement, Thistle agreed to pay Citizens a termination fee of $5.6 million if:

     o Citizens terminates the merger agreement because the board of directors of Thistle does not publicly recommend to its shareholders that the merger agreement be approved, or later withdraws or modifies its recommendation in a manner which is materially adverse to Citizens or Thistle breaches its covenant not to solicit another acquisition transaction (as defined in the merger agreement);

     o Citizens or Thistle terminates the merger agreement because the shareholders of Thistle do not approve the merger agreement and the board of directors of Thistle has not publicly recommended that the shareholders vote in favor of approval of the merger agreement or has withdrawn, modified or amended its recommendation in a manner which is adverse to Citizens; or

     o Citizens or Thistle terminates the merger agreement because the shareholders of Thistle do not approve the merger agreement and both:

          >> Within 12 months of the termination, Thistle enters into an agreement to engage in or there has otherwise occurred another acquisition transaction (as defined in the merger agreement) with any person (other than Citizens or its affiliates); and

          >> At the time of the termination or event giving rise to the termination, it shall have been publicly announced that any person (other than Citizens or its affiliates) shall have made, or disclosed an intention to make, a bona fide offer to engage in an acquisition transaction, or filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act of 1978, as amended, for approval to engage in an acquisition transaction.

CERTAIN DIRECTORS AND OFFICERS OF THISTLE HAVE INTERESTS IN THE MERGER WHICH DIFFER FROM YOUR INTERESTS AS A THISTLE SHAREHOLDER.
(PAGE 34)

     Some of the directors and executive officers of Thistle have agreements, stock options, restricted stock awards and other benefit plans or arrangements that provide them with interests in the merger that are different from, or in addition to, your interests. These interests arise from the merger agreement and because of rights under benefits and compensation plans or arrangements maintained by Thistle or Roxborough Manayunk Bank and, in the case of the executive officers, under employment or special retention agreements, and include the following:

     o The award of restricted stock under the 1999 Restricted Stock Plan to executive officers of Thistle (which, in the aggregate, amounts to approximately $424,000) provided that such executive officers are still employed by Thistle as of the date of the consummation of the merger;

     o    The vesting of all  unvested  stock  options and shares of  restricted
          stock  granted  under  Thistle's   equity   compensation   plans  upon
          consummation of the merger;

     o The allocation under the Roxborough Manayunk Bank ESOP of any unallocated assets attributable to the exchange of shares of Thistle common stock will be made to all plan participants, pro rata based upon allocated account balances, including the accounts of executive officers, following termination of the ESOP and the complete repayment of the outstanding ESOP loan balance upon consummation of the merger;

     o Severance payments to John F. McGill, Jr., chairman and chief executive officer of Thistle upon his termination of employment as of the merger in the aggregate amount of approximately $2.7 million (assuming his exercise of approximately 138,000 non-incentive options during the current year and a closing in 2004), in accordance with his employment agreement with Thistle; and

     o Citizens' agreement to provide indemnification arrangements for, among others, directors and executive officers of Thistle and to maintain directors' and officers' indemnification insurance for such persons for a period of six years following the merger.

     The board of directors of Thistle was aware of these factors and considered them in approving the merger and the merger agreement.

THISTLE SHAREHOLDERS DO NOT HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE MERGER. (PAGE 42)

     In accordance with Pennsylvania law, holders of Thistle common stock do not have dissenters' or appraisal rights in connection with the merger.

                               THE SPECIAL MEETING

TIME, DATE AND PLACE

     A special meeting of shareholders of Thistle will be held at 9:30 a.m., Eastern Time, on Thursday, December 18, 2003 at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania.

MATTER TO BE CONSIDERED

     The purpose of the special meeting is to consider and approve and adopt the merger agreement and to transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting. At this time, the Thistle board of directors is unaware of any matters, other than set forth in the preceding sentence, that may be presented for action at the special meeting.

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

     The close of business on November 3, 2003 has been fixed by Thistle as the record date for the determination of holders of Thistle common stock entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. At the close of business on the record date, there were 5,208,744 shares of Thistle common stock outstanding and entitled to vote. Each share of Thistle common stock entitles the holder to one vote at the special meeting on all matters properly presented at the special meeting.

HOW TO VOTE YOUR SHARES

     Shareholders of record may vote by mail or by attending the special meeting and voting in person. If you choose to vote by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the special meeting, you must bring a letter from the broker, bank or other nominee confirming that you are the beneficial owner of the shares.

     Any shareholder executing a proxy may revoke it at any time before it is voted by:

     o Delivering to the Secretary of Thistle prior to the special meeting a written notice of revocation addressed to Frances E. McGill, III, Secretary, Thistle Group Holdings, Co., 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128;

     o Delivering to Thistle prior to the special meeting a properly executed proxy with a later date; or

     o    Attending the special meeting and voting in person.


Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

     Each proxy returned to Thistle (and not revoked) by a holder of Thistle common stock will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted "FOR" approval and adoption of the merger agreement.

     At this time, the Thistle board of directors is unaware of any matters, other than set forth above, that may be presented for action at the special meeting or any adjournment or postponement of the special meeting. If other matters are properly presented, however, the persons named as proxies will vote in accordance with their judgment with respect to such matters. The persons named as proxies by a shareholder may propose and vote for one or more adjournments or postponements of the special meeting to permit additional solicitation of proxies in favor of approval and adoption of the merger agreement, but no proxy voted against the merger agreement will be voted in favor of any such adjournment or postponement.

VOTE REQUIRED

     A quorum, consisting of the holders of a majority of the issued and outstanding shares of Thistle common stock, must be present in person or by proxy before any action may be taken at the special meeting. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum but will not be counted in the voting on a proposal.

     The affirmative vote of a majority of the votes cast by all holders of Thistle common stock entitled to vote at the special meeting, in person or by proxy, is necessary to approve and adopt the merger agreement on behalf of Thistle.

     Thistle intends to count shares of Thistle common stock present in person at the special meeting but not voting, and shares of Thistle common stock for which it has received proxies but with respect to which holders of such shares have abstained on any matter, as present at the special meeting for purposes of determining whether a quorum exists. Because approval and adoption of the merger agreement requires the affirmative vote of a majority of the votes cast by all holders of Thistle common stock entitled to vote at the special meeting, such nonvoting shares and abstentions will not be counted in determining whether or not the required number of shares have been voted to approve and adopt the merger agreement. In addition, under applicable rules, brokers who hold shares of Thistle common stock in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers in favor of the approval of the merger agreement without specific instructions to that effect from such customers. Accordingly, the failure of such customers to provide instructions with respect to their shares of Thistle common stock to their broker will have the effect of the shares not being voted and will not be counted as a vote for or against the merger agreement. Such "broker non-votes," if any, will be counted as a present for determining the presence or absence of a quorum for the transaction of business at the special meeting or any adjournment or postponement thereof.

     The directors and executive officers of Thistle and their respective affiliates collectively owned approximately 24% of the outstanding shares of Thistle common stock as of the record date for the special meeting (inclusive of stock options exercisable within 60 days). The directors of Thistle have entered into shareholder agreements with Citizens Bank pursuant to which they have agreed to vote all of their shares (excluding shares held in a fiduciary capacity under ERISA plans) in favor of the merger agreement. These individuals own in the aggregate approximately 16% of the outstanding shares of Thistle common stock (exclusive of unexercised stock options). See "Certain Beneficial Owners of Thistle Common Stock," on page 43 and "The Merger -- Shareholder Agreements" on page 42.

     Citizens Bank has represented to Thistle that neither Citizens nor Citizens Bank nor any affiliate of either owns any securities of Thistle.

SOLICITATION OF PROXIES

     Thistle will pay for the costs of mailing this proxy statement to its shareholders, as well as all other costs incurred by it in connection with the solicitation of proxies from its shareholders on behalf of its board of directors. In addition to solicitation by mail, the directors, officers and employees of Thistle and its subsidiaries may solicit proxies from shareholders of Thistle in person or by telephone, telegram, facsimile or other electronic methods without compensation other than reimbursement by Thistle for their actual expenses.

     Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Thistle common stock held of record by such persons, and Thistle will reimburse such firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

                                   THE MERGER

     The following information describes the material aspects of the merger agreement and the merger. This description does not purport to be complete and is qualified in its entirety by reference to the appendices to this proxy statement, including the merger agreement attached as Appendix A. You are urged to carefully read the merger agreement and the other appendices in their entirety.

THE PARTIES

     Set forth below is a brief description of the parties to the merger agreement.

     o Thistle is a unitary thrift holding company incorporated in the Commonwealth of Pennsylvania in March 1998 to be the holding company for Roxborough Manayunk Bank, a federally-chartered stock savings bank. Prior to 1998, Roxborough Manayunk Bank was a subsidiary of Thistle Group Holdings, Co., Inc., the majority of whose stock was owned by FJF Financial, M.H.C., a federal mutual holding company. Roxborough Manayunk Bank conducts business through its main office located in Philadelphia, Pennsylvania and its 14 branch locations throughout Philadelphia, Chester, Montgomery and Delaware counties, Pennsylvania and Wilmington, Delaware. Roxborough Manayunk Bank offers a wide variety of retail and commercial banking services, including residential mortgage, consumer and commercial loans, and a wide variety of retail deposit products. At June 30, 2003, Thistle had consolidated assets of $913.6 million and stockholder's equity of $76.3 million. The executive offices of Thistle are located at 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128, and its telephone number for that location is (215) 483-3777.

     o Citizens is a registered bank holding company headquartered in Rhode Island and organized under the laws of Delaware. Through its banking subsidiaries Citizens offers a wide range of retail and commercial banking services, including residential and commercial mortgage lending and construction loans, commercial loan and leasing services and retail investment services. Citizens' banking subsidiaries currently maintain over 850 banking offices in Rhode Island, Massachusetts, Connecticut, Delaware, New Hampshire, New Jersey and Pennsylvania. At June 30, 2003, Citizens had consolidated assets of $69.2 billion and stockholder's equity of $8.4 billion. Citizens is a wholly-owned subsidiary of RBSG International Holdings Ltd., which in turn is a direct wholly-owned subsidiary of The Royal Bank of Scotland plc and an indirect subsidiary of The Royal Bank of Scotland Group, plc, a public limited holding company incorporated in Great Britain and registered in Scotland with its headquarters in Edinburgh, Scotland and the fifth largest banking organization in the world in market value. Neither The Royal Bank of Scotland plc nor The Royal Bank of Scotland Group, plc, however is a party to the merger agreement. Citizens' principal executive offices are located at One Citizens Plaza, Providence, Rhode Island 02903, and its telephone number for that location is (401) 456-7800.

     o Citizens Bank is a Pennsylvania-chartered savings bank and a wholly-owned (except for directors' qualifying shares) subsidiary of Citizens. At June 30, 2003, Citizens Bank had consolidated assets of $23.6 billion and stockholder's equity of $3.7 billion. Citizens Bank's principal executive offices are located at 2001 Market Street, Suite 600, Philadelphia, Pennsylvania 19103, and its telephone number for that location is (267) 671-1121.

     Under the merger agreement, Citizens Bank is the buyer and, with the exception of certain representations and warranties by Citizens, it and not Citizens has made various representations and warranties, covenants and other agreements. Pursuant to the merger agreement, however, Citizens has agreed to cause Citizens Bank to perform all of its obligations under the merger agreement and Citizens and Citizens Bank are jointly and severally obligated and liable for all of the agreements and obligations of Citizens Bank under the merger agreement. As a result, for ease of reference the term "Citizens" in this discussion refers to both Citizens and Citizens Bank, unless the context otherwise requires.

ACQUISITION STRUCTURE

     Subject to the terms and conditions set forth in the merger agreement, a newly-formed subsidiary of Citizens Bank will be merged with and into Thistle.

MERGER CONSIDERATION

     At the effective time of the merger, each share of Thistle common stock issued and outstanding immediately prior to the effective time (other than certain shares held by Thistle or Citizens) will be cancelled and converted automatically into the right to receive from Citizens an amount equal to $26.00 in cash, without interest.

     After the completion of the merger, holders of certificates that prior to the merger represented issued and outstanding shares of Thistle common stock will have no rights with respect to those shares except for the right to surrender the certificates for the merger consideration. After the completion of the merger, holders of shares of Thistle common stock will have no continuing equity interest in Thistle or Citizens and, therefore, will not share in future earnings, dividends or growth of Thistle or Citizens.

EFFECTIVE TIME OF THE MERGER

     The merger will become effective when articles of merger, executed in accordance with the relevant provisions of the Pennsylvania Business Corporation Law, are filed with the Department of State of the Commonwealth of Pennsylvania (or such later time as may be set forth in the articles of merger by the parties, but in no event more than 30 days after the date that the articles of merger are filed with the Department of State of the Commonwealth of Pennsylvania), which will not be done unless and until all conditions to the obligations of the parties to consummate the merger are satisfied or waived where permissible. See " -- Conditions to the Merger," beginning on page 26. Although no assurance can be given in this regard, it is anticipated that the merger will become effective early in the first quarter of 2004.

BACKGROUND OF THE MERGER

     From time to time over the past few years, Thistle's management and board of directors have considered the possibility of various strategic alternatives as part of their continuing efforts to enhance Thistle's community banking franchise and to maximize shareholder value. These strategic alternatives have included continuing as an independent institution, acquiring branch offices and other community banks and entering into a strategic merger with similarly-sized or larger institutions. The board also has sought to enhance shareholder value through increased cash dividends and share repurchase programs.

     At its regularly-scheduled meeting in July 2003, the Thistle board determined to proceed with a detailed strategic review of various alternatives available to Thistle, including one or more acquisitions of other financial institutions, a sale of Thistle to another financial institution or Thistle's execution of its existing business plan as an independent company. The Thistle board directed management of Thistle to pursue this strategic review and to test management's assumptions and conclusions by consulting with one or more independent advisors.

     On July 18, 2003, John F. McGill, Jr., the Chief Executive Officer of Thistle, met with representatives of Sandler O'Neill in New York City. At this meeting, Mr. McGill, assisted by Sandler O'Neill, reviewed Thistle's operations and the markets in which it competes, Thistle's anticipated future earnings as an independent company, financial institutions which might be interested in pursuing an acquisition of Thistle and how Thistle would be viewed by parties interested in such an acquisition, and the pricing multiples in the mergers and acquisitions market for financial institutions similar to Thistle. The parties also discussed alternatives available to Thistle as an independent company, including enhancing its branch structure and making one or more strategic acquisitions. In addition, Mr. McGill authorized Sandler O'Neill to identify a limited group of potential acquirers that would be discrete, decisive and aggressive in pursuing a transaction that would produce the best possible result for Thistle and its shareholders. Citizens was one of the potential acquirers identified by Sandler O'Neill.

     On August 4, 2003, Mr. McGill met with Lawrence K. Fish, Chairman, President and Chief Executive Officer of Citizens, and Bradford B. Kopp, Group Vice President of Citizens, to discuss a possible business combination between Citizens and Thistle. The discussions were general in nature. At this meeting, Messrs. Fish and Kopp indicated to Mr. McGill that Citizens might be interested in pursuing a business combination with Thistle.

     Following this meeting, Citizens and Thistle executed a confidentiality agreement and representatives of Sandler O'Neill had discussions with and provided information to Citizens to assist Citizens in formulating a possible range of values for Thistle shares in an acquisition by Citizens.

     On August 18, 2003, Mr. Kopp telephoned Sandler O'Neill to indicate that Citizens would be willing to acquire Thistle in a transaction in which shareholders would receive $20 to $22 per share in cash. Mr. McGill and Sandler advised Mr. Kopp that a price in this range would not be sufficient to merit serious consideration by the Thistle board. Citizens subsequently informed Sandler O'Neill that it would need additional information to determine if it would be willing to increase its indication of interest.

     On August 21, 2003, Mr. McGill met with a representative of a second financial institution to explore the institution's interest in a possible acquisition of Thistle. The discussions were general in nature. In addition, during this period, Sandler O'Neill contacted certain other financial institutions that it had identified as potential acquirers of Thistle. None of the other parties contacted by Sandler O'Neill expressed an interest in a transaction that would likely deliver comparable value to Thistle or its shareholders.

     On August 26, 2003, Mr. McGill, together with a representative of Sandler O'Neill, met with Mr. Kopp and Stephen D. Steinour, Chairman, President and Chief Executive Officer of Citizens Bank. At this meeting, Mr. McGill provided additional information to Citizens regarding Thistle's operations, including its branch structure and locations, real estate holdings, credit underwriting standards, exposure to non-performing loans and other matters.

     On September 2, 2003, the second financial institution with which Mr. McGill had prior discussions contacted Sandler O'Neill to indicate that it still had interest in a transaction with Thistle but that it was uncertain as to what pricing it could offer.

     On September 2, 2003, Mr. Fish called Mr. McGill to indicate Citizens was prepared to offer $25.00 a share in cash. Mr. McGill agreed to relay the offer to the Thistle board.

     The Thistle board met on September 3, 2003 to discuss Citizens' offer. Representatives from Sandler O'Neill and from the law firm Dechert LLP were also present at the meeting. Sandler O'Neill made a presentation to the Thistle board which included an analysis of the proposed transaction with Citizens, a summary of merger transactions in the banking industry for comparable institutions, valuation analyses and other financial information relevant to consideration of the Citizens' proposal. Legal counsel also discussed the Thistle board's legal duties in connection with the proposed transaction. Following this presentation and further discussion, the Thistle board authorized Thistle to proceed with negotiations with Citizens but also to continue to develop the interest of the second financial institution in a possible transaction and to quantify this interest.

     Following the September 3, 2003 meeting, Sandler O'Neill and the second financial institution conducted additional discussions regarding a possible business combination between Thistle and this second financial institution.

     On September 9, 2003, Mr. McGill telephoned Mr. Fish to indicate that Mr. McGill would endorse a transaction with Citizens at $27 per share. Mr. Fish agreed to respond promptly. On September 10, 2003, Mr. Fish telephoned Mr. McGill to advise him that Citizens was willing to improve its price to $26 per share. In this discussion, Mr. Fish advised Mr. McGill that Citizens was not prepared to improve its offer beyond $26 per share.

     On September 12, 2003, the Thistle Board met to discuss Citizens' revised proposal as well as the other developments. Representatives of Sandler O'Neill, Dechert LLP and the law firm Malizia Spidi & Fisch, PC, Thistle's outside counsel, were also present. At the meeting, Sandler O'Neill presented an updated analysis of Citizen's proposal and reviewed other expressions of interest. The Thistle board continued its discussion and analysis of the alternative proposals, including (1) the board's obligation to enhance value to Thistle's shareholders, (2) the ability of potential acquirors to complete the transaction, (3) the adequacy of the price, and (4) the effect of the proposed transaction on employees, customers and the community. After completing its analysis, the Thistle board determined that Citizens' offer was most likely to produce the best result for Thistle and its shareholders and authorized negotiations with Citizens to proceed.

     During the week of September 15, 2003, Citizens initiated a due diligence investigation of Thistle and its affairs. In addition, during this week, the legal representatives of both parties, Thistle personnel, and Citizens personnel commenced negotiations of a definitive merger agreement.

     On September 22, 2003, following conclusion of these negotiations, the Thistle board convened a meeting to review the merger agreement and consider the transaction with Citizens. At this meeting, the Thistle board approved the merger agreement and resolved to recommend that Thistle shareholders vote their shares in favor of approving the merger agreement. Later that morning, Citizens and Thistle executed the definitive merger agreement and issued a joint press release publicly announcing the transaction.

RECOMMENDATION OF THE THISTLE BOARD OF DIRECTORS AND REASONS FOR THE MERGER

     The Thistle board has unanimously approved the merger agreement and unanimously recommends that Thistle shareholders vote "FOR" approval and adoption of the merger agreement.

     The Thistle board has determined that the merger is fair to, and in the best interests of, Thistle and its shareholders. In approving the merger agreement, the Thistle board consulted with Sandler O'Neill with respect to the financial aspects and fairness of the merger from a financial point of view and with its legal counsel as to its legal duties and the terms of the merger agreement. In arriving at its determination, the Thistle board also considered a number of factors, including the following:

     o The board's familiarity with and review of information concerning the business, results of operations, financial condition, competitive position and future prospects of Thistle;

     o The current and prospective environment in which Thistle operates, including national, regional and local economic conditions, the competitive environment for banks and other financial institutions generally and the increased regulatory burdens on financial institutions generally and the trend toward consolidation in the banking industry and in the financial services industry;

     o The financial presentation of Sandler O'Neill and the opinion of Sandler O'Neill that, as of the date of such opinion, the merger consideration of $26.00 in cash per share was fair, from a financial point of view, to the holders of Thistle common stock (see " -- Opinion of Thistle's Financial Advisor," on page 17);

     o The historical market prices of the Thistle common stock and the fact that the $26.00 per share merger consideration represented a 35% premium over the per share closing price of the Thistle common stock on the business day before the merger was announced and a 41% premium over the average per share closing prices of the Thistle common stock during the four-week period immediately preceding the merger announcement (see "Market for Common Stock and Dividends" on page 42);

     o Results that could be expected to be obtained by Thistle if it continued to operate independently, and the likely benefits to shareholders of such course, as compared with the value of the merger consideration being offered by Citizens;

     o The ability of Citizens to pay the aggregate merger consideration and to receive the requisite regulatory approvals in a timely manner;

     o The fact that the consideration to be received in the merger is cash, thus eliminating any uncertainty in valuing the merger consideration to be received by Thistle shareholders, and that this consideration would result in a fully-taxable transaction to Thistle shareholders;

     o Sandler O'Neill's assessment that it currently was unlikely that another acquiror had both the willingness and the financial capability to offer to acquire Thistle at a price which was higher than that being offered by Citizens;

     o The terms and conditions of the merger agreement, including the parties' respective representations, warranties, covenants and other agreements, the conditions to closing, a provision which permits Thistle's board of directors, in the exercise of its fiduciary duties, under certain conditions, to furnish information to, or engage in negotiations with, a third party which has submitted an unsolicited proposal to acquire Thistle and a provision providing for Thistle's payment of a termination fee to Citizens if the merger agreement is terminated under certain circumstances and the effect such termination fee could have on a third party's decision to propose a merger or similar transaction to Thistle at a higher price than that contemplated by the merger with Citizens;

     o The effects of the merger on Thistle's depositors and customers and the communities served by Thistle which was deemed to be favorable given that they would be served by a geographically diversified organization which had greater resources than Thistle; and

     o The effects of the merger on Thistle's employees, including the prospects for employment with a large, growing organization such as Citizens and the severance and other benefits agreed to be provided by Citizens to employees whose employment was terminated in connection with the merger.

     The discussion and factors considered by the Thistle board is not intended to be exhaustive, but includes all material factors considered. In approving the merger agreement, the Thistle board did not assign any specific or relative weights to any of the foregoing factors and individual directors may have weighted factors differently.

OPINION OF THISTLE'S FINANCIAL ADVISOR

     By letter agreement dated as of August 25, 2003, Thistle retained Sandler O'Neill as an independent financial advisor in connection with Thistle's consideration of a possible business combination involving Thistle and a second party. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

     Sandler O'Neill acted as financial advisor to Thistle in connection with the proposed merger and participated in certain of the negotiations leading to the merger agreement. At the request of the Thistle board, representatives of Sandler O'Neill attended the September 22, 2003 meeting at which the board considered the merger and approved the merger agreement. At the September 22nd meeting, Sandler O'Neill delivered to the Thistle board its oral opinion, subsequently confirmed in writing, that, as of such date, the merger consideration was fair to Thistle's shareholders from a financial point of view. Sandler O'Neill has confirmed its September 22nd opinion by delivering to the board a written opinion dated the date of this proxy statement. In rendering its updated opinion, Sandler O'Neill confirmed the appropriateness of its reliance on the analyses used to render its earlier opinion by reviewing the assumptions upon which its analyses were based, performing procedures to update certain of its analyses and reviewing the other factors considered in rendering its earlier opinion. THE FULL TEXT OF SANDLER O'NEILL'S UPDATED OPINION IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. THE OPINION OUTLINES THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY SANDLER O'NEILL IN RENDERING THE OPINION. THE DESCRIPTION OF THE OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION. THISTLE SHAREHOLDERS ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY IN CONNECTION WITH THEIR CONSIDERATION OF THE PROPOSED MERGER.

     SANDLER O'NEILL'S OPINION SPEAKS ONLY AS OF THE DATE OF THE OPINION. SANDLER O'NEILL'S OPINION WAS DIRECTED TO THE THISTLE BOARD AND WAS PROVIDED TO THE BOARD FOR ITS INFORMATION IN CONSIDERING THE MERGER. THE OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION TO THISTLE SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION OF THISTLE TO ENGAGE IN THE MERGER OR ANY OTHER ASPECT OF THE MERGER AND IS NOT A RECOMMENDATION TO ANY THISTLE SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE SPECIAL MEETING WITH RESPECT TO THE MERGER OR ANY OTHER MATTER.

     In connection with rendering its opinion, Sandler O'Neill reviewed and considered, among other things:

     (1) the merger agreement;

     (2) certain publicly available financial statements and other historical financial information of Thistle that they deemed relevant;

     (3) certain publicly available historical financial information of Citizens that they deemed relevant;

     (4) financial projections for Thistle for the years ending December 31, 2003 through 2008 reviewed with Thistle's senior management and the views of Thistle's senior management, based on limited discussions with them, regarding Thistle's business, financial condition, results of operations and prospects;

     (5)  the  views  of  senior  management  of  Citizens,   based  on  limited
     discussions with representatives of senior management, regarding Citizens' financial condition and prospects;

     (6) the publicly reported historical price and trading activity for Thistle's common stock, including a comparison of certain financial and stock market information for Thistle with similar publicly available information for certain other companies the securities of which are publicly traded;

     (7) the financial terms of certain recent business combinations in the savings institution industry, to the extent publicly available;

     (8) the current market environment generally and the banking environment in particular; and

     (9) such other information, financial studies, analyses and investigations and financial, economic and market criteria as they considered relevant.

     In performing its reviews and analyses and in rendering its opinion, Sandler O'Neill assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it and further relied on the assurances of management of Thistle and Citizens that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Sandler O'Neill was not asked to and did not undertake an independent verification of the accuracy or completeness of any of such information and they did not assume any responsibility or liability for the accuracy or completeness of any of such information. Sandler O'Neill did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Thistle or Citizens or any of their respective subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals. Sandler O'Neill is not an expert in the evaluation of allowances for loan losses and it did not make an independent evaluation of the adequacy of the allowance for loan losses of Thistle or Citizens or any of their subsidiaries, nor did it review any individual credit files relating to Thistle or Citizens or any of their subsidiaries. With Thistle's consent, Sandler O'Neill assumed that the respective allowances for loan losses for both Thistle and Citizens and their respective subsidiaries were adequate to cover such losses. In addition, Sandler O'Neill did not conduct any physical inspection of the properties or facilities of Thistle or Citizens or any of their subsidiaries.

     Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the merger agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements, and that the conditions precedent in the merger agreement are not waived. Sandler O'Neill also assumed, with Thistle's consent, that there has been no material change in Thistle's or Citizens' assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them and that Thistle and Citizens will remain as going concerns for all periods relevant to its analyses.

     In rendering its opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. IN ORDER TO FULLY UNDERSTAND THE FINANCIAL ANALYSES, THESE TABLES MUST BE READ TOGETHER WITH THE ACCOMPANYING TEXT. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Thistle and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Thistle or the companies to which it is being compared.

     The earnings projections for Thistle used and relied upon by Sandler O'Neill in its analyses were based upon financial projections reviewed with Thistle's management. With respect to such projections, Thistle's management confirmed to Sandler O'Neill that they reflected the best currently available estimates and judgments of Thistle's management of the future financial performance of Thistle and Sandler O'Neill assumed for purposes of its analyses that such performances would be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based. These projections were based on numerous variables and assumptions that are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

     In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Thistle, Citizens and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Thistle Board at the September 22nd meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Thistle's common stock or the prices at which Thistle's common stock may be sold at any time.

     SUMMARY OF PROPOSAL. Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the per share consideration of $26.00, Sandler O'Neill calculated an aggregate transaction value of $148 million. Based upon Thistle's June 30, 2003 financial information, Sandler O'Neill calculated the following ratios:

         Aggregate transaction value / last twelve months' earnings        29.9x
         Aggregate transaction value / estimated 2003 earnings             31.6x
         Aggregate transaction value / tangible book value                215.5%
         Aggregate transaction value / book value                         193.8%
         Aggregate tangible book premium / core deposits (1)               15.6%
         ---------------
         (1) Assumes core deposits of $509.4 million.

Sandler O'Neill noted that the per share consideration of $26.00 represented a 34.3% premium to the September 18, 2003 closing price of Thistle's common stock.

     STOCK TRADING HISTORY. Sandler O'Neill reviewed the history of the reported trading prices and volume of Thistle's common stock and the relationship between the movements in the prices of Thistle's common stock to movements in certain stock indices, including the Standard & Poor's 500 Index, the Nasdaq Bank Index, the Standard & Poor's Bank Index and the median performance of a composite group of publicly traded regional savings institutions selected by Sandler O'Neill. During the one-year and three-year periods ended September 18, 2003, Thistle's common stock outperformed each of the indices to which it was compared.

                                              BEGINNING INDEX VALUE               ENDING INDEX VALUE
                                              SEPTEMBER 18, 2002                  SEPTEMBER 18, 2003
                                            -----------------------------------------------------------
Thistle                                              100.0%                             184.8%
Regional Group                                       100.0                              128.6
Nasdaq Bank Index                                    100.0                              116.8
S&P Bank Index                                       100.0                              109.0
S&P 500 Index                                        100.0                              117.5

                                              BEGINNING INDEX VALUE               ENDING INDEX VALUE
                                              SEPTEMBER 18, 2000                  SEPTEMBER 18, 2003
                                            ---------------------------------------------------------

Thistle                                              100.0%                             242.6%
Regional Group                                       100.0                              221.0
Nasdaq Bank Index                                    100.0                              153.2
S&P Bank Index                                       100.0                              110.7
S&P 500 Index                                        100.0                               70.2

         COMPARABLE COMPANY ANALYSIS. Sandler O'Neill used publicly available information to compare selected financial and market trading information for Thistle and a group of nine publicly traded regional savings institutions selected by Sandler O'Neill:

      Flushing Financial Corporation           FMS Financial Corporation
      PennFed Financial Services, Inc.         GA Financial, Inc.
      OceanFirst Financial Corp.               Warwick Community Bancorp, Inc.
      Parkvale Financial Corporation           TF Financial Corporation
      ESB Financial Corporation

     The analysis compared publicly available financial information for Thistle and each of the companies in the Regional Group as of and for the twelve months ended June 30, 2003. The table below sets forth the comparative data for Thistle and the median data for the Regional Group, with pricing data as of September 18, 2003.

--------------------------------------------------------------------------------------

                         COMPARABLE GROUP ANALYSIS
--------------------------------------------------------------------------------------
                                                        THISTLE        REGIONAL MEDIAN
                                                        ------         ---------------
Total assets (in thousands)                            $913,630         $1,341,586
Tangible equity/total assets                               7.58%              7.51%
Intangible assets/total equity                            10.06               2.73
Net loans/total assets                                    35.05              51.44
Gross loans/total deposits                                58.76              84.32
Total borrowings/total assets                             20.64              26.99
Non-performing assets/total assets                         0.38               0.27
Loan loss reserve/gross loans                              0.91               0.84
Net interest margin                                        2.62               2.80
Fees/revenues                                             14.55              15.67
Non-interest income/average assets                         0.42               0.42
Non-interest expense/average assets                        2.19               1.95
Efficiency ratio                                          75.77              62.64
Return on average assets                                   0.58               0.75
Return on average equity                                   6.18              10.83
Price/tangible book value per share                      147.37             182.11
Price/last 12 months' EPS                                 20.38x             16.96
Price / 2003 estimated EPS                                21.04              15.21
Dividend payout ratio                                     37.89%             38.71%
Dividend yield                                             1.86               1.90

     ANALYSIS OF SELECTED MERGER TRANSACTIONS. Sandler O'Neill reviewed all transactions announced nationwide from January 1, 2003 to September 18, 2003 and selected regional transactions announced during the same period, in each case involving saving institutions as the acquired institution and a transaction value greater than $15 million. Sandler O'Neill reviewed 23 transactions announced nationwide and 9 transactions announced in the region (Pennsylvania, New York, Massachusetts and Connecticut). Sandler O'Neill reviewed the multiples of transaction value at announcement to last twelve months' earnings, transaction value to estimated current year earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for each group of transactions. These multiples were applied to Thistle's financial information as of and for the twelve months ended June 30, 2003. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Thistle's common stock of $15.53 to $29.48 based upon the median multiples for nationwide transactions and $16.36 to $33.49 based upon the median multiples for regional transactions.

                                                               NATIONWIDE                       REGIONAL
                                                               TRANSACTION                     TRANSACTIONS
                                                     --------------------------         ------------------------
                                                      MEDIAN            IMPLIED          MEDIAN           IMPLIED
                                                     MULTIPLE            VALUE          MULTIPLE           VALUE
                                                     --------          --------         --------           -----
Transaction value/LTM EPS                               18.75x          $17.70          19.85x             $18.75
Transaction value/Estimated 2003 EPS (1)                16.88x          $15.53          17.78x             $16.36
Transaction value/Book value                           163.13%          $23.90         225.60%             $33.06
Transaction value/Tangible book value                  187.24%          $24.67         254.15%             $33.49
Tangible book premium/Core deposits (2)                 16.67%          $29.48          20.36%             $33.09
Premium to market price (3)                             24.91%          $24.18          22.41%             $23.70

     --------------------------
     (1)  Based upon I/B/E/S estimate for fully diluted EPS of $0.92 for 2003.
     (2)  Assumes core deposits of $509.4 million.
     (3)  Based upon Thistle's stock price of $19.20 as of September 18, 2003.

         DISCOUNTED DIVIDEND STREAM AND TERMINAL VALUE ANALYSIS. Sandler O'Neill also performed an analysis that estimated the future stream of after-tax dividend flows of Thistle through December 31, 2008 under various circumstances, assuming that Thistle performed in accordance with the financial projections (including earnings forecasts, share repurchases and dividend projections) reviewed with management. To approximate the terminal value of Thistle common stock at December 31, 2008, Sandler O'Neill applied price/earnings multiples ranging from 12x to 19x. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 9% to 13% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Thistle common stock. As illustrated in the following table, this analysis indicated an imputed range of values per share of Thistle common stock of $9.29 to $16.32.

              DISCOUNT
              --------
              RATE             12X          15X          16X        17X         18X          19X
              ----           ------        ------       ------     ------      ------       ------
              9%             $11.10        $13.34       $14.09     $14.83      $15.58       $16.32
              10              10.61         12.74        13.45      14.16       14.86        15.57
              11              10.15         12.17        12.84      13.52       14.19        14.87
              12               9.71         11.63        12.28      12.92       13.56        14.20
              13               9.29         11.13        11.74      12.35       12.96        13.57

     In connection with its analyses, Sandler O'Neill considered and discussed with the Thistle Board how the present value analyses would be affected by changes in the underlying assumptions, including variations with respect to net income. Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

     In connection with the merger, Thistle has agreed to pay Sandler O'Neill a transaction fee of 1% of the aggregate transaction value of the merger, of which $250,000 has been paid with the remainder contingent and payable upon closing of the merger. Based on the $26.00 price per share payable in the merger and the number of shares of Thistle common stock and common stock equivalents outstanding on the record date for the special meeting, this fee will amount to approximately $1.5 million. Sandler O'Neill has also received a fee of $150,000 for rendering its opinion, which will be credited against that portion of the transaction fee due upon closing. Thistle has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents, and controlling persons against certain expenses and liabilities, including liabilities under securities laws.

     Sandler O'Neill has in the past provided investment banking services to Thistle and received compensation for such services. Sandler O'Neill has also in the past provided certain investment banking services to Citizens and has received compensation for such services and may provide, and receive compensation for, such services in the future. In addition, in the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to Thistle and Citizens and their respective affiliates and may actively trade the equity securities of Thistle for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

TREATMENT OF STOCK OPTIONS AND RESTRICTED STOCK

     At the effective time of the merger, each outstanding and unexercised option to purchase shares of Thistle common stock issued under a Thistle stock option plan, whether or not then vested and exercisable, will be terminated and each holder will be entitled to receive in consideration for such option a cash payment from Thistle at the closing in an amount equal to the difference between $26.00 and the per share exercise price of the option, multiplied by the number of shares covered by the option, less any required tax withholdings.

     At the effective time of the merger, each unvested restricted share of Thistle common stock granted under a Thistle restricted stock plan which is outstanding immediately prior to the effective time of the merger shall be cancelled in exchange for a cash payment of $26.00 per share from Thistle, less any required tax withholdings.

SURRENDER OF STOCK CERTIFICATES; PAYMENT FOR SHARES

     Prior to the completion of the merger, Citizens shall appoint an exchange agent reasonably acceptable to Thistle for the benefit of the holders of shares of Thistle common stock in connection with the merger. At or prior to the effective time of the merger, Citizens Bank will deliver to the exchange agent an amount of cash equal to the aggregate merger consideration.

     No later than three business days following the completion of the merger, Citizens shall cause the exchange agent to mail to each holder of record of shares of Thistle common stock a letter of transmittal disclosing the procedure for exchanging certificates representing shares of Thistle common stock for the merger consideration. After the effective time, each holder of a certificate representing shares of issued and outstanding Thistle common stock (except for certain shares held by Thistle or Citizens) will, upon surrender to the exchange agent of a certificate for exchange together with a properly completed letter of transmittal, be entitled to receive $26.00 in cash, without interest, multiplied by the number of shares of Thistle common stock represented by the certificate and the certificate so surrendered will be cancelled. No interest will be paid or accrued on the merger consideration upon the surrender of any certificate for the benefit of the holder of the certificate.

     Any portion of cash delivered to the exchange agent by Citizens that remains unclaimed by the former shareholders of Thistle for six months after the effective time will be delivered to Citizens. Any shareholders of Thistle who have not exchanged their certificates as of that date may look only to Citizens for payment of the merger consideration. However, neither Citizens nor any other entity or person shall be liable to any holder of shares of Thistle common stock for any consideration paid to a public official in accordance with applicable abandoned property, escheat or similar laws.

FINANCING THE TRANSACTION

     Based on 5,208,744 shares of Thistle common stock currently outstanding, the aggregate amount of consideration to be paid to Thistle's shareholders will be approximately $135.4 million. This amount would increase by an additional $18.4 million if all options to purchase 706,735 shares of Thistle common stock which are currently outstanding were exercised prior to the effective time of the merger. Citizens has represented and warranted in the merger agreement that it will have the sources of capital and financing sufficient to pay the merger consideration to the shareholders of Thistle following completion of the merger and any other amounts payable by Citizens pursuant to the merger agreement.

BOARD OF DIRECTORS' COVENANT TO RECOMMEND THE MERGER AGREEMENT

     The merger agreement requires the Thistle board of directors to recommend the approval and adoption of the merger agreement by the Thistle shareholders. The Thistle board of directors is permitted to withdraw, modify or change in a manner adverse to Citizens its recommendation to the Thistle shareholders with respect to the merger agreement and the merger with respect to an unsolicited bona fide acquisition transaction (as defined in the merger agreement) but only if:

     o Thistle's board of directors has determined in good faith by a majority vote that the unsolicited acquisition transaction is a superior proposal (as defined in the merger agreement);

     o After consultation with its outside legal counsel, the Thistle board of directors determines in good faith by a majority vote that failing to take such action would be inconsistent with its fiduciary duties under applicable law;

     o Thistle has given Citizens five business days' prior written notice of its intention to do so and Thistle's board of directors has considered any changes to the merger consideration and the merger agreement proposed by Citizens;

     o Thistle's board of directors has determined in good faith by a majority vote, after consultation with its outside legal counsel and after consultation with its financial advisor, that the unsolicited proposal remains a superior proposal even after the changes proposed by Citizens; and

     o Thistle has complied in all material respects with the requirements described under " -- No Solicitation" below.

NO SOLICITATION

     The merger agreement provides that Thistle shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives to, directly or indirectly solicit, initiate, knowingly encourage or take any action to facilitate or furnish or disclose nonpublic information in furtherance of any inquiries or the making of any offer or proposal regarding an acquisition transaction. The term "acquisition transaction" is generally defined in the merger agreement as any offer or proposal for, or indication of interest in, any of the following:

     o A merger, tender offer, recapitalization, consolidation or similar transaction involving Thistle or Roxborough Manayunk Bank;

     o A purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of Thistle or Roxborough Manayunk Bank;

     o A purchase or acquisition of beneficial ownership of securities representing 15% or more of the voting power of Thistle or Roxborough Manayunk Bank; or

     o    Any substantially similar transaction.

     The merger agreement also provides that, except as provided in the next paragraph, Thistle shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives to, provide nonpublic information in furtherance of, participate in any discussions or negotiations with, or provide any information to any person (other than Citizens or its affiliates or representatives) concerning an acquisition transaction or enter into any definitive agreement, arrangement or understanding for any acquisition transaction or requiring Thistle to abandon, terminate or fail to complete the transactions contemplated by the merger agreement.

     The merger agreement allows Thistle to furnish information to, and negotiate and engage in discussions with, any person or entity (or its representatives) that delivers a bona fide written proposal for an acquisition transaction that was not solicited, knowingly encouraged or facilitated by Thistle or any of its directors, officers, employees, agents or representatives after the date of the merger agreement if:

     o The board of directors of Thistle determines in good faith by a majority vote (i) after consultation with its outside legal counsel, that failing to take such action would be inconsistent with its fiduciary duties under applicable laws and (ii) after taking into account the advice of its financial advisor and all of the terms and conditions of the proposed acquisition transaction, that the proposal is or would be reasonably likely to result in a proposal that is in the aggregate more favorable from a financial point of view to all of Thistle's shareholders than the merger consideration, the merger agreement and the merger with Citizens taken as a whole (a "superior proposal"); and

     o Prior to furnishing any information to that person or entity, Thistle has entered into a confidentiality agreement with that person or entity that is no less restrictive, in any material respect, than the confidentiality agreement between Citizens and Thistle and Thistle enforces and does not waive any of the provisions of the confidentiality agreement with that person or entity.

     The merger agreement also allows Thistle to take and disclose to its shareholders any position contemplated by the federal securities laws so long as Thistle has complied with the requirements described above.

     Thistle is required to notify Citizens if Thistle receives any inquiries, proposals or offers or requests for discussions or negotiations relating to an acquisition transaction.

CONDITIONS TO THE MERGER

     Completion of the merger is subject to the satisfaction of conditions set forth in the merger agreement or, to the extent permitted by law, the waiver of those conditions by the party entitled to do so, at or before the effective time of the merger.

     Each of the parties' obligation to complete the merger is subject to the following conditions:

     o    The merger agreement and the transactions  contemplated  thereby shall
          have  been  approved  by  the  requisite   affirmative   vote  of  the
          shareholders of Thistle;

     o All regulatory approvals required to complete the transactions contemplated by the merger agreement shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired; and

     o Neither Citizens nor Thistle shall be subject to any statute, rule, regulation, judgment, decree, injunction or other order which prohibits, materially restricts or makes illegal the consummation of the merger.

     The obligation of Citizens to complete the merger is also conditioned upon satisfaction or waiver of each of the following:

     o The representations and warranties of Thistle in the merger agreement that are qualified as to materiality shall be true and correct and any representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, as of the date of the merger agreement and as of the effective time of the merger, except as otherwise specifically contemplated by the merger agreement and except as to any representation or warranty which specifically relates to an earlier date;

     o Thistle shall have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger;

     o Citizens shall have received a certificate from specified officers of Thistle with respect to compliance with each of the foregoing conditions;

     o There shall have not occurred after the date of the merger agreement any change in the business, assets, financial condition or results of operations of Thistle or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a material adverse effect (as defined in the merger agreement) on Thistle and its subsidiaries taken as a whole;

     o The consent, approval or waiver of each person (other than required regulatory approvals) whose consent or approval shall be required in order to permit the lawful completion of the merger shall have been obtained, and none of these permits, consents, waivers, clearances, approvals and authorizations contain any term or condition which would materially impair the value of Thistle or Roxborough Manayunk Bank to Citizens; and

     o Shareholder agreements, substantially in the form attached as Exhibit I to the merger agreement, shall have been executed and delivered by all directors and certain identified executive officers of Thistle and remain in full force and effect.

     The obligation of Thistle to complete the merger is also conditioned upon satisfaction or waiver of each of the following:

     o The representations and warranties of Citizens contained in the merger agreement that are qualified as to materiality shall be true and correct and any representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the merger agreement and as of the effective time of the merger (or if made as of a specified date, only as of that date);

     o Citizens shall have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger; and

     o Thistle shall have received a certificate from specified officers of Citizens with respect to compliance with each of the foregoing conditions.

REPRESENTATIONS AND WARRANTIES OF THISTLE AND CITIZENS

     Thistle and Citizens each has made representations and warranties to the other with respect to (among other things):

     o    corporate organization and existence;
     o corporate authority and power to enter into the merger agreement and to complete the transactions contemplated by the merger agreement;
     o    required consents, approvals, notices and filings;
     o    the accuracy of its financial statements;
     o    broker's fees;
     o    pending or threatened legal proceedings; and
     o the truth and accuracy of information included in this proxy statement as of certain time periods.

     Thistle has also made additional representations and warranties to Citizens with respect to:

     o    its stock capitalization;
     o    its subsidiaries;
     o    dissenters' rights
     o    the absence of certain changes and events;

     o reports and filings with regulatory authorities by Thistle and its subsidiaries and maintenance of controls and procedures;
     o    agreements with governmental authorities;
     o    the absence of undisclosed liabilities;
     o    compliance with applicable laws by Thistle and its subsidiaries;
     o    the filing of tax returns and the payment of taxes;
     o    labor matters;
     o    employee benefit plans and the administration of these plans;
     o    CRA, anti-money laundering and customer information security matters;
     o    material agreements;
     o    title to owned properties;
     o    leased properties;
     o    its loan portfolio;
     o    investment securities;
     o    derivative transactions;
     o    adequacy of insurance;
     o    environmental matters;
     o    recent acquisitions;
     o the inapplicability of Pennsylvania anti-takeover laws and the special voting requirements of Thistle's articles of incorporation to the merger;
     o    deposit and loan agreements;
     o    the compliance of TGH Securities, Inc. with applicable laws;
     o    investment management and related activities;
     o    intellectual property; and
     o the truth and accuracy of the representations and warranties made in the merger agreement.

     Citizens has made a representation and warranty to Thistle regarding the availability of capital and financing sufficient for it to pay the merger consideration and any other amounts payable under the merger agreement.

CONDUCT PENDING THE MERGER

     The merger agreement contains covenants of Thistle and Citizens pending the completion of the merger, including covenants regarding the conduct of Thistle's business. These covenants are briefly described below.

     Thistle has agreed that it will, and will cause its subsidiaries to, conduct its business in the ordinary course consistent with past practice and use reasonable best efforts to preserve its business organization, employees and advantageous business relationships and to retain the services of its officers and key employees. Thistle has also agreed that it will, and will cause its subsidiaries to, refrain from taking any action that would materially adversely affect or materially delay its ability to obtain any regulatory approvals necessary to complete the merger or its performance of its covenants under the merger agreement.

     Thistle has further agreed that, except as expressly contemplated or permitted by the merger agreement or as required by applicable law or regulation, prior to the effective time of the merger, it will not, and will not permit any of its subsidiaries to, do any of the following without the prior written consent of Citizens:

     o Issue any debt securities or otherwise incur any indebtedness for borrowed money or become responsible for the obligations of any other person or make loans, advances or renewals thereof in excess of $500,000, other than in the ordinary course of business consistent with past practice;

     o Adjust, acquire or issue any shares of capital stock or any securities or rights to acquire shares of capital stock, except for the issuance of up to a maximum of 706,735 shares of Thistle common stock issued pursuant to stock options or warrants outstanding as of the date of the merger agreement;

     o Declare or pay any dividend or distribution on any shares of Thistle capital stock, other than (i) a cash dividend of $.10 per share of Thistle common stock paid on October 15, 2003, (ii) if the closing of the merger has not occurred on or prior to January 14, 2004, a final dividend in an amount equal to $.10 per share for the December 31, 2003 calendar quarter;

     o Sell, transfer, mortgage, encumber or otherwise dispose of any of its assets, or cancel, release or assign any indebtedness, to any person or entity (other than a wholly-owned subsidiary), except in the ordinary course of business consistent with past practice or pursuant to agreements in force at the date of the merger agreement;

     o Make any material investment except in the ordinary course of business consistent with past practice (but not in excess of $300,000);

     o Increase or decrease its equity ownership in any entity in which Thistle is a 5% or greater owner of any class of voting securities as of the date of the merger agreement;

     o Enter into, terminate, renew or make any change in a material contract or agreement, except in the ordinary course of business consistent with past practice;

     o Other than in the ordinary course of business consistent with past practice or as may be required by law and except for certain retention and severance payments, adopt, change or renew any agreement, arrangement or plan between Thistle or any of its subsidiaries and any of its current or former directors, officers or employees; enter into, change or renew any employment, severance or other agreement with any director, officer or employee of Thistle or any of its subsidiaries; adopt, enter into or amend any collective bargaining, bonus, stock option, employment, termination or other plan providing for any benefit to any director, officer or employee; pay any bonus to officers or employees other than bonuses earned with respect to the year ended December 31, 2003 which have been fully accrued and in accordance with pre-determined performance targets; or increase the compensation or fringe benefits of any of its or any of its subsidiaries' employees;

     o Settle any claim, action or proceeding, except in the ordinary course of business consistent with past practice;

     o Amend its articles of incorporation or bylaws or adopt any resolution granting dissenters' rights to holders of Thistle capital stock;

     o Materially change its investment securities portfolio, or the manner in which the portfolio is classified or reported, other than in the ordinary course of business;

     o Enter into any new line of business or file any application to relocate or terminate the operations of any banking office or, other than after prior consultation with Citizens, materially expand the business currently conducted by Thistle and its subsidiaries;

     o Acquire all or any portion of the assets or business of any other entity, other than other real estate owned and other assets acquired in satisfaction of debts previously contracted;

     o Incur any capital expenditures other than capital expenditures in the ordinary course of business consistent with past practice in amounts not exceeding $50,000 individually or $250,000 in the aggregate;

     o Other than with the cooperation of and in consultation with Citizens, make or change any material tax election, file any material amended tax return, enter into any material closing agreement, settle or compromise any material liability with respect to taxes, agree to any material adjustment of any tax attribute, file any claim for a material refund of taxes or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment, provided, that, for purposes of these restrictions, the term
          "material" shall mean affecting or relating to $75,000 of taxable income;

     o Take any action relating to its accounting principles, methods or practices, other than as may be required by law or generally accepted accounting principles or regulatory accounting as concurred in by its independent accountants;

     o Make any new or additional equity investment in real estate, other than in connection with foreclosures, settlements in lieu of foreclosure or debt restructurings in the ordinary course of business consistent with past practice or as required by agreements in effect as of the date of the merger agreement;

     o Change in any material respect its loan or investment policies, except as required by regulatory authorities or applicable law;

     o Enter into, change or renew (i) any lease or other agreement for office space, operations space or branch space or (ii) any lease or commitment except in the ordinary course of business but in no event involving an aggregate payment by or to Thistle or any of its subsidiaries of more than $150,000 or having a term of one year or more from the date of execution;

     o Commit any act or omission which constitutes a material breach or default by Thistle or any of its subsidiaries under any agreement with any governmental authority or under any material contract or license;

     o Engage in any activities that would disqualify RoxDel Corp. from its current exemption from Delaware state taxation;

     o Take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the merger agreement being or becoming untrue in any material respect at any time prior to the merger or in any of the conditions set forth in the merger agreement not being satisfied or in a violation of any provision of the merger agreement, except as may be required by applicable law;

     o Foreclose on or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose on any commercial real estate if such environmental assessment identifies a recognized environmental condition which, if such foreclosure were to occur, would be material;

     o    Renew, amend or permit to lapse any current insurance policies; or

     o Authorize or agree to, or make any commitment to, take any of the foregoing actions.

     Citizens has agreed that, except as expressly contemplated or permitted by the merger agreement, prior to the effective time of the merger it will not, and will not permit any of its subsidiaries to, do any of the following without the prior written consent of Thistle:

     o Take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the merger agreement being or becoming untrue in any material respect at any time prior to the merger or in any of the conditions of the merger agreement not being satisfied or in any violation of any of the provisions of the merger agreement;

     o Take any action that is intended or may reasonably be expected to materially adversely affect or materially delay its ability to obtain any necessary approvals of any governmental authority required for the transactions contemplated by the merger agreement or to perform its covenants and agreements under the merger agreement; and

     o Agree to, or make any commitment to, take any of the foregoing actions.

     The merger agreement also contains covenants relating to, among other things:

     o The preparation and distribution of the proxy statement to be sent to shareholders of Thistle in connection with the solicitation of their approval and adoption of the merger agreement and all requisite regulatory filings;

     o    The provision by Citizens of certain employee benefits;

     o The delivery to Citizens of financial statements and reports filed by Thistle with regulatory authorities;

     o    Citizens'   access  to   information   concerning   Thistle   and  the
          confidentiality of the information;

     o Consultation regarding Thistle's loan, litigation and real estate valuation practices and policies.

     o Thistle's management of assets and liabilities in accordance with its existing asset and liability management policy;

     o Consultation by the parties regarding products and services not currently offered by Thistle which Citizens would expect to make available to customers after the merger;

     o The creation of a transition committee consisting of representatives of Citizens and Thistle to discuss the general status of the ongoing operations of Thistle and matters relating to the conduct of its business after the merger;

     o Cooperate with Citizens in developing a deposit incentive plan for Thistle's management and branch staff to encourage retention and to increase deposits held by Roxborough Manayunk Bank through the period of the systems conversion;

     o    The organization by Citizens of a subsidiary to effect the merger;

     o Citizens' reasonable efforts to continue certain community commitments undertaken by Roxborough Manayunk Bank prior to the date of the merger agreement;

     o The adoption of certain board resolutions by Citizens and Thistle for purposes of Section 16 of the Securities Exchange Act of 1934;

     o Citizen's agreement to cause Citizens Bank to perform its obligations under the merger agreement, and the joint and several liability of Citizens and Citizens Bank for all obligations of Citizens Bank under the merger agreement;

     o Thistle's adjustment of its loan loss reserve immediately prior to the effective time of the merger;

     o Consultation and cooperation by the parties regarding Citizens' alignment of the branch networks of Citizens Bank and Roxborough Manayunk Bank following the merger;

     o The preparation for the conversion after the merger of Thistle's data processing and informational systems to those used by Citizens and its subsidiaries; and

     o The liquidation, merger and divestment of Thistle subsidiaries and joint ventures designated by Citizens.

     With respect to the covenants described in the last three bullet points above (i.e., alignment of branch networks, systems conversion and divestiture of designated subsidiaries), if the merger is not consummated in accordance with the terms of the merger agreement, Citizens has generally agreed to reimburse Thistle for any expenses incurred by Thistle for actions taken at Citizens' request pursuant to these covenants. Thistle has agreed, however, that it will not be entitled to reimbursement for these expenses if Citizens terminates the merger agreement because Thistle's board of directors does not publicly recommend to its shareholders that the merger agreement be approved, or later withdraws or modifies its recommendation in a manner materially adverse to Citizens or Thistle breaches its covenant not to solicit another acquisition transaction.

EXTENSION, WAIVER AND AMENDMENT OF THE MERGER AGREEMENT

     At any time prior to the effective time of the merger (and whether before or after approval of the merger by Thistle's shareholders), Citizens and Thistle may, to the extent permitted by law:

     o Extend the time for performance of any of the obligations of the other party under the merger agreement;

     o Waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement;

     o Waive compliance with any agreements or conditions contained in the merger agreement; or

     o    Amend any provision of the merger agreement.

     However, after the approval of the merger by the shareholders of Thistle, Citizens and Thistle may not, without further approval of the shareholders of Thistle, extend, waive or amend any provision of the merger agreement which by law requires further approval by the shareholders of Thistle without obtaining such approval.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated before completion of the merger (even if shareholders of Thistle have already voted to approve it):

     o By written agreement of Citizens and Thistle, if a majority of the members of the entire board of directors of each has approved the termination;

     o By Citizens or Thistle, if any governmental entity whose approval is necessary to complete the transactions contemplated by the merger agreement makes a final decision that becomes non-appealable not to approve the transactions, or any governmental authority issues a final non-appealable order prohibiting the transactions;

     o By Citizens or Thistle if the merger is not completed by June 1, 2004, unless the failure to complete the merger by that date is due to the failure by the party seeking the termination of the merger agreement to perform its obligations under the merger agreement;

     o By Citizens or Thistle, if the other materially breaches any of its representations, warranties, covenants or agreements under the merger agreement and the breach has not been cured within 30 days after written notice of the breach, provided that the terminating party is not in material breach of the merger agreement;

     o By Citizens or Thistle, if the shareholders of Thistle do not approve the merger agreement at a duly called meeting of shareholders of Thistle or any adjournment of that meeting; or

     o By Citizens, if the board of directors of Thistle does not publicly recommend to its shareholders that the merger agreement be approved, or later withdraws or modifies its recommendation in a manner materially adverse to Citizens, or Thistle breaches its covenant not to solicit another acquisition transaction.

TERMINATION FEE

     As a material inducement to Citizens to enter into the merger agreement, Thistle agreed to pay Citizens a fee of $5.6 million if:

     o Citizens terminates the merger agreement because the board of directors of Thistle does not publicly recommend to its shareholders that they approve the merger agreement, or later withdraws or modifies its recommendation in a manner which is materially adverse to Citizens, or Thistle breaches its agreements described in " -- No Solicitation" above.

     o Citizens or Thistle terminates the merger agreement because the shareholders of Thistle do not approve the merger agreement in circumstances where the board of directors of Thistle has not publicly recommended that the shareholders vote in favor of approval of the merger agreement or has withdrawn, modified or amended its recommendation in a manner which is adverse to Citizens; or

     o Citizens or Thistle terminates the merger agreement because the shareholders of Thistle do not approve the merger agreement and both
          (1) within 12 months of the termination, Thistle enters into an agreement to engage in or there has otherwise occurred an acquisition transaction with a person or entity other than Citizens or an affiliate of Citizens and (2) at the time of the termination or event giving rise to the termination, it shall have been publicly announced that any person or entity (other than Citizens or an affiliate of Citizens) shall have made, or disclosed an intention to make, a bona fide offer to engage in an acquisition transaction, or filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act of 1956 or the Change in Bank Control Act of 1978, for approval to engage in an acquisition transaction.

     If the merger agreement is terminated as a result of any willful breach of a representation, warranty, covenant or other agreement in the merger agreement by a party to the merger agreement, then the breaching party shall be liable to the other party for all out-of-pocket costs and expenses incurred by the other party in connection with the merger agreement. In addition, if the merger agreement is terminated, Thistle may be entitled to the reimbursement of certain costs and expenses incurred under the merger agreement. See " -- Conduct Pending the Merger," on page 28.

     If the merger agreement is terminated and none of the above described provisions apply, then each party is responsible for its own expenses. See " -- Expenses" on page 34.

EXPENSES

     The merger agreement provides that, as a general matter, each party shall bear its own costs and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement.

     In  some  circumstances,   however,  Thistle  may  be  required  to  pay  a
termination fee to Citizens. See " -- Termination Fee" on page 33.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     When you are considering the recommendation of Thistle's board of directors with respect to approving the merger agreement and the merger, you should be aware that Thistle directors and executive officers have interests in the merger as individuals which are in addition to, or different from, their interests as shareholders of Thistle. The Thistle board of directors was aware of these factors and considered them, among other matters, in approving the merger agreement and the merger. These interests are described below.

     EMPLOYMENT AND OTHER AGREEMENTS. Under the merger agreement, Citizens agreed to honor various contractual obligations which have been entered into by Thistle and or its subsidiaries and some of their executive officers, including an employment agreement between Roxborough Manayunk Bank and Mr. John F. McGill, Jr. In accordance with this employment agreement and the merger agreement, it is contemplated that Mr. McGill's position will be terminated upon the merger, and he will receive a severance payment under his employment agreement in an amount equal to three times his five year average taxable compensation. Such payment is estimated at approximately $2.7 million assuming he accelerates income into the current year by exercising his non-incentive stock options in the current year and the merger closes in 2004.

     1999 STOCK OPTION PLAN AND 1999 RESTRICTED STOCK PLAN. The merger agreement provides that upon completion of the merger, each outstanding and unexercised option to acquire shares of Thistle common stock will be terminated and the holder thereof will be entitled to receive a cash payment therefor from Thistle at closing in an amount equal to the difference between $26.00 and the per share exercise price of the option multiplied by the number of shares covered by the option, less any applicable tax withholdings. At the effective time of the merger, each unvested share of restricted stock will vest and be settled in cash by Thistle for $26.00 per share less tax withholdings. See " -- Treatment of Stock Options and Restricted Stock" on page 23.

     Pursuant to the terms of Thistle's stock option plans, all unvested options to purchase shares of Thistle common stock will become vested and exercisable upon consummation of the merger. In addition, all unvested shares of restricted stock granted under these plans will be vested and be cancelled by Thistle in exchange for a cash payment of $26.00 per share less tax withholdings payable by the former holder of the restricted share as of the merger date.

     The following table sets forth the number of options, including unvested options, and the number of unvested shares of restricted stock which were held by the directors and executive officers of Thistle as of the date of this proxy statement as well as the payments that will be received in cancellation of such options (assuming such options are not exercised prior to the effective date of the merger) and such unvested restricted stock at completion of the merger before deducting any applicable withholding taxes. Certain of the unvested awards shown below may vest in accordance with their terms prior to consummation of the merger.

                                                                                                            PAYMENT AT
                                                                                                          COMPLETION OF
                                                               PAYMENT AT                                   MERGER ON
                                                             COMPLETION OF             NUMBER OF           CANCELLATION
                                                               MERGER ON               UNVESTED            OF UNVESTED
                                       NUMBER OF              CANCELLATION             SHARES OF            SHARES OF
     NAME                            STOCK OPTIONS            OF OPTIONS *         RESTRICTED STOCK     RESTRICTED STOCK*
     ----                            -------------            ------------         ----------------     ----------------
     John F. McGill, Jr.                186,575 (1)             $3,141,848                17,183            $446,758

     Jerry A. Naessens                  107,845                  1,840,105                 9,850             256,100

     Francis E. McGill, III              39,000                    668,437                 1,860              48,360

     Add B. Anderson                     17,500                    293,787                    --                  --

     Robert E. Domanski                  17,500                    293,787                    --                  --

     William Lamb, Sr.                   17,500                    293,787                    --                  --

     Charles A. Murray                    7,500                    136,600                 1,200              31,200

     James C. Hellauer                       --                         --                 1,200              31,200

     John Swanick                        15,000 (2)                150,300                 4,800             124,800

     Douglas R. Moore                    43,500 (3)                728,356                11,792 (4)         306,592

     Pamela M. Cyr                       35,500 (3)                591,856                 8,305 (5)         215,930

---------
*    Before deduction of applicable withholding taxes.
(1) Includes 10,000 unvested options with average exercise price of $11.71 per share.
(2) Includes 10,000 unvested options with an average exercise price of $15.98 per share.
(3) Includes 3,333 unvested options with an average exercise price of $11.71 per share.
(4) Includes 9,692 shares which vest upon the merger date, provided that such individual remains an employee of Thistle through such date. Shares also vest if the executive dies before the completion of the merger, or if the executive is terminated by Roxborough Manayunk Bank prior to the completion of the merger. (5) Includes 6,605 shares which vest upon the merger date, provided that such individual remains an employee of Thistle through such date. Shares also vest if the executive dies before the completion of the merger, or if the executive is terminated by Roxborough Manayunk Bank prior to the completion of the merger.

         EMPLOYEE STOCK OWNERSHIP PLAN. Pursuant to the terms of the Roxborough Manayunk Bank employee stock ownership plan, or ESOP, in the event of a "change in control," which is defined in the ESOP in a manner which would include the merger, the ESOP will be terminated and any unvested benefits thereunder shall vest immediately. Pursuant to the merger agreement, Thistle will file with the Internal Revenue Service, or IRS, a request for a determination letter for termination of the ESOP as of the effective time of the merger. As soon as practicable after the later of the effective time of the merger or the receipt of a favorable determination letter for termination of the ESOP from the Internal Revenue Service, the account balances in the ESOP shall be distributed to participants and beneficiaries in accordance with applicable law and the ESOP. In connection with the termination of the ESOP, and prior to any final distribution to participants, the trustee of the ESOP will utilize funds in the ESOP suspense account to repay the outstanding loan from Thistle to the ESOP, and any unallocated amounts in the ESOP will be allocated to the accounts of participating Thistle employees in accordance with applicable law and the ESOP. As of September 30, 2003, the ESOP held 439,959 unallocated shares of Thistle common stock in the suspense account (which does not reflect payments on the ESOP loan during the nine months ended September 30, 2003) and the outstanding principal balance of the loan from Thistle to the ESOP was $4.4 million.

     INDEMNIFICATION AND INSURANCE. The merger agreement provides that Citizens shall indemnify and hold harmless each present and former director, officer and employee of Thistle or a Thistle subsidiary determined as of the effective time of the merger against any costs or expenses, judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the effective time of the merger, whether asserted or claimed prior to or after the effective time of the merger, arising in whole or in part out of, or pertaining to (i) the fact that he or she was a director, officer or employee of Thistle or any of its subsidiaries, or any of their respective predecessors, or (ii) the merger agreement or any of the transactions contemplated thereby, to the fullest extent permitted by law.

     In addition, the merger agreement provides that prior to the effective time of the merger, Thistle will purchase an extended reporting period endorsement under its existing directors' and officers' liability insurance coverage in a form acceptable to Citizens, to provide Thistle's directors and officers with coverage for six (6) years following the effective time of the merger, of not less than the existing coverage under, and with terms not materially less favorable on the whole, than the directors' and officers' liability insurance coverage currently maintained by Thistle. Thistle agrees to reasonably cooperate with Citizens to obtain the lowest premium for such coverage, it being understood that the insurance carrier will have no less than an AX Best's Rating.

     Other than as set forth above, no director or executive officer of Thistle has any direct or indirect material interest in the merger, except insofar as ownership of Thistle common stock might be deemed such an interest. See "Certain Beneficial Owners of Thistle Common Stock," beginning on page 43.

EMPLOYEE BENEFITS MATTERS

     The merger agreement contains agreements of the parties with respect to various employee matters, which are briefly described below.

     PARTICIPATION IN CITIZENS' EMPLOYEE BENEFIT PLANS. As soon as practicable after the merger, Citizens will provide the employees of Thistle and its subsidiaries who remain employed after the merger with at least the types and levels of employee benefits maintained by Citizens for similarly-situated employees.

     Citizens will cause the applicable benefits plans of Citizens or its affiliates:

     o Not to treat any employee of Thistle or its subsidiaries as a "new" employee for purposes of exclusion from any benefit plan for a pre-existing medical condition;

     o To provide full credit towards deductibles under such plans for any deductibles incurred by any employees upon delivery to Citizens of appropriate documentation; and

     o    To treat  service  rendered to Thistle or any of its  subsidiaries  as service rendered to Citizens for purposes of eligibility to participate, vesting and for other appropriate benefits, including applicability of minimum waiting periods for participation, but not for benefit accrual (including minimum pension amount), eligibility for early retirement or eligibility for retiree welfare benefit plans, attributable to any period before the merger.

     SEVERANCE COMPENSATION AND BENEFITS. Citizens will have no obligation to continue the employment of any employee of Thistle or a Thistle subsidiary and nothing contained in the merger agreement will be deemed to give any employee of Thistle or any Thistle subsidiary a right to continuing employment with Citizens after the merger. Citizens will pay any employee of Thistle or its subsidiaries who is not otherwise covered by a specific employment, termination, severance or change in control agreement and who is terminated by Citizens or its affiliates for reasons other than cause (which shall mean gross negligence or dereliction in the performance of such employee's duties, dishonesty or commission of a crime) in the six-month period immediately following the merger, the severance and other benefits set forth below:

     o Severance payable on an installment basis pursuant to regular payroll of Citizens in an amount equal to two weeks base salary multiplied by the number of full years of service of such terminated Thistle employee to Thistle or any subsidiary of Thistle plus time with Citizens after the effective time of the merger, as recognized on the books of Thistle; provided that all Thistle employees with one or more years of service shall be subject to a minimum severance payment limitation of four weeks and a maximum severance payment limitation of 26 weeks base salary. Thistle employees with less than one year of service will receive a severance payment of two weeks of base pay;

     o Continuation of health benefits during the same period of time that such terminated Thistle employee is receiving severance payments pursuant to the preceding bullet point on the same terms and conditions as though such employee had remained an active employee, and thereafter such employee shall be entitled to COBRA benefits for an additional period of time determined as though the employee's employment had terminated at the end of such period; and

     o Out-placement services to terminated Thistle employees consistent with Citizens' past practices.

     OUTSTANDING THISTLE AGREEMENTS. Following the merger, Citizens and its affiliates will honor in accordance with their terms all written employment, benefits, options and other compensation agreements disclosed by Thistle to Citizens.

     EMPLOYEE STOCK OWNERSHIP PLAN. As soon as practicable following the date of the merger agreement, Thistle shall cause Roxborough Manayunk Bank to file all necessary documents with the IRS for a determination letter for termination of the Roxborough Manayunk Bank ESOP as of the effective time of the merger. As soon as practicable after the effective time of the merger and after the receipt of a favorable determination letter for termination from the Internal Revenue Service, the account balances in the Roxborough Manayunk Bank ESOP will be distributed to participants and beneficiaries in accordance with applicable law and the ESOP. The assets of the ESOP attributable to unallocated shares will be utilized to repay the ESOP debt. Any remaining assets after such debt repayment will be allocated in accordance with the plan terms pro rata based upon participant account balances. Prior to the merger, contributions to, and payments on the loan of, the ESOP will be made consistent with past practices on the regularly scheduled payment dates.

MERGER REGULATORY APPROVALS AND NOTICES

     Completion of the merger is subject to the prior receipt of all consents or approvals of, or the provision of notices to, foreign, federal and state regulatory authorities required to complete the merger, except to the extent that a regulatory authority may waive any such requirement.

     FEDERAL  APPROVALS.  The merger  requires  the  submission  to the  Federal
Reserve Board of a notice pursuant to Section 4(c)(8) of the Bank Holding Company Act of 1956, as amended, and the Federal Reserve Board's Regulation Y. The Federal Reserve Board has informed Citizens and Thistle that any such notice would be reviewed from a procedural perspective under Section 3 of the Bank Holding Company Act of 1956, as amended, and specified provisions of the Federal Reserve Board's Regulation Y. Pursuant to the Bank Holding Company Act of 1956, as amended, and the Federal Reserve Board's Regulation Y, the Federal Reserve Board may not approve the merger notice if:

     o The merger would result in a monopoly or would further any combination or conspiracy to monopolize, or attempt to monopolize, the business of banking in any part of the United States; or

     o The effect of the merger may be substantially to lessen competition in any section of the country, or tend to create a monopoly, or in any other manner be in restraint of trade, unless the Federal Reserve Board finds that the anticompetitive effects of the merger are clearly outweighed by its probable effect in meeting the convenience and needs of the community.

     Among other things, before approving any such merger notice, the Federal Reserve Board must consider (i) the financial and managerial resources and future prospects of the bank holding company or companies and the banks concerned, (ii) the convenience and needs of the communities to be served, including the record of performance under the Community Reinvestment Act of 1977, (iii) the effectiveness of the bank holding company or companies in combating money laundering activities, and (iv) in connection with acquisition by a bank holding company seeking to acquire control of all or substantially all of the assets of a bank located in a state other than the home state of the bank holding company, the record of compliance of the applicant bank holding company with applicable state community reinvestment laws. Applicable Federal Reserve Board regulations require publication of notice of the merger and an opportunity for the public to comment on the merger in writing and to request a hearing.

     Any transaction approved by the Federal Reserve Board may not be completed until 30 days after such approval, during which time the U.S. Department of Justice may challenge such transaction on antitrust grounds and seek divesture of certain assets and liabilities. With the approval of the Federal Reserve Board and the U.S. Department of Justice, the waiting period may be reduced to 15 days.

     STATE APPROVALS. The merger is also subject to the prior approval of the Massachusetts Board of Bank Incorporation, or Massachusetts Board, under Sections 2 and 4 of Chapter 167A of the Massachusetts General Laws. Massachusetts law requires that the Massachusetts Board hold a public hearing to consider the merger and find that the merger would not unreasonably affect competition among banking institutions and that it would promote public convenience and advantage. In making such a determination, the Massachusetts Board must consider, among other things, a showing of net new benefits, including initial capital investments, job creation plans, consumer and business services, commitments to maintain and open branch offices within a bank's delineated community, and such other matters as the Massachusetts Board may deem necessary or advisable.

     In addition, Massachusetts law provides that the Massachusetts Board cannot approve the merger until it has received notice from the Massachusetts Housing Partnership Fund that arrangements satisfactory to the fund have been made for the proposed acquiror to make 0.9 percent of its assets located in Massachusetts available for call by the fund for a period of ten years for purposes of funding various affordable housing programs. Massachusetts law provides that all loans made to the fund shall bear interest at rates approved by the Massachusetts Commissioner of Banks, which shall be based upon the costs (not to include lost opportunity costs) incurred in making funds available to the fund. By letter dated October 24, 2003, the Massachusetts Housing Partnership Fund notified the Massachusetts Board that satisfactory arrangements had been made with the fund in connection with the merger.

     The merger similarly is subject to the prior approval of the Pennsylvania Department of Banking under Sections 112 and 115 of the Pennsylvania Banking Code. In determining whether to approve the merger, the Pennsylvania Department of Banking will consider, among other things, whether the purposes and probable effects of the merger would be consistent with the purposes of the Pennsylvania Banking Code, as set forth in Section 103 thereof, and whether the merger would be prejudicial to the interests of the depositors, creditors, beneficiaries of fiduciary accounts or shareholders of the institutions involved. Applicable Pennsylvania law also requires publication of notice of the application for approval of the merger and an opportunity for the public to comment on the application in writing.

     FOREIGN NOTICES. The Royal Bank of Scotland Group plc has provided the United Kingdom Listing Authority and the United Kingdom Financial Services Authority, an independent non-governmental body that regulates the financial services industry in the United Kingdom, with all required notices and disclosures about the merger.

     STATUS OF APPROVALS AND NOTICES. Citizens and Thistle have filed all required applications and notices with applicable regulatory authorities in connection with the merger. Citizens and Thistle cannot predict, however, whether or when all required regulatory approvals, consents or waivers will be obtained, what conditions they might include, or whether they will be received on a timely basis.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material United States federal income tax consequences of the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended, final and temporary regulations promulgated by the United States Treasury Department, judicial authorities and current rulings and administrative practice of the Internal Revenue Service, as currently in effect, all of which are subject to change at any time, possibly with retroactive effect. This discussion assumes that Thistle common stock is held as a capital asset by each holder and does not address all aspects of federal income taxation that might be relevant to particular holders of Thistle common stock in light of their status or personal investment circumstances, such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold Thistle common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than United States dollars or individual persons who have received Thistle common stock as compensation or otherwise in connection with the performance of services. Further, this discussion does not address state, local or foreign tax consequences of the merger.

     For United States federal income tax purposes, the merger will be treated as an acquisition by Citizens Bank of all the outstanding stock of Thistle. Each holder of shares of Thistle common stock will be treated as exchanging such shares for cash.

     The receipt of cash in exchange for shares of Thistle common stock will be a taxable transaction for federal income tax purposes. Each holder's gain or loss per share will be equal to the difference between the per share cash consideration and the holder's adjusted tax basis per share in Thistle common stock. A holder's gain or loss from the exchange will be a capital gain or loss. This gain or loss will be long-term if the holder has held Thistle common stock for more than 12 months prior to the merger. Under current law, net long-term capital gains of individuals are subject to a maximum federal income tax rate of 15%, whereas the maximum federal income tax rate on ordinary income and net short-term capital gains (i.e., gain on capital assets held for not more than twelve months) of an individual is currently 35% (not taking into account any phase-out of tax benefits such as personal exemptions and certain itemized deductions). For corporations, capital gains and ordinary income are taxed at the same maximum rate of 35%. Capital losses are currently deductible only to the extent of capital gains plus, in the case of taxpayers other than corporations, $3,000 of ordinary income ($1,500 in the case of married individuals filing separate returns). In the case of individuals and other non-corporation taxpayers, capital losses that are not currently deductible may be carried forward to other years, subject to certain limitations. In the case of corporations, capital losses that are not currently deductible may generally be carried back to each of the three years preceding the loss year and forward to each of the five years succeeding the loss year, subject to certain limitations.

     A holder of Thistle common stock may be subject to backup withholding at the rate of 28% with respect to payments of cash consideration received pursuant to the merger, unless the holder (a) provides a correct taypayer identification number, or TIN, in the manner required or (b) is a corporation or other exempt recipient and, when required, demonstrates this fact. To prevent the possibility of backup federal income tax withholding, each holder must provide the disbursing agent with his, her or its correct TIN by completing a Form W-9 or Substitute Form W-9. A holder of Thistle common stock who does not provide the disbursing agent with his, her or its correct TIN may be subject to penalties imposed by the Internal Revenue Service, as well as backup withholding. Any amount withheld will be creditable against the holder's federal income tax liability. Thistle (or its agent) will report to the holders of Thistle common stock and the Internal Revenue Service the amount of any "reportable payments," as defined in Section 3406 of the Internal Revenue Code, and the amount of tax, if any, withheld with respect thereto.

     The foregoing discussion is for general information only and is not a complete description of all of the potential tax consequences that may occur as a result of the merger. Regardless of your particular situation, you should consult your own tax advisor regarding the federal tax consequences of the merger to you, as well as the tax consequences of the merger to you arising under the laws of any state, local or other jurisdiction, domestic or foreign.

ACCOUNTING TREATMENT

     The merger will be accounted for under the purchase method of accounting under accounting principles generally accepted in the United States of America. Under this method, Thistle's assets and liabilities as of the date of the merger will be recorded at their respective fair values and added to those of Citizens. Any difference between the purchase price for Thistle and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. In accordance with Financial Accounting Standards Board Statement No. 142, "Goodwill and Other Intangible Assets," issued in July 2001, the goodwill resulting from the merger will not be amortized to expense, but will be subject to at least an annual assessment of impairment by applying a fair value test. In addition, any core deposit intangibles recorded by Citizens in connection with the merger will be amortized to expense in accordance with the new rules. The financial statements of Citizens issued after the merger will reflect the results attributable to the acquired operations of Thistle beginning on the date of completion of the merger.

SHAREHOLDER AGREEMENTS

     In connection with the execution of the merger agreement, each director of Thistle entered into a shareholder agreement with Citizens Bank in the form attached as Exhibit I to the merger agreement. Under these agreements, these individuals agreed to vote all of their shares of Thistle common stock (excluding shares held in a fiduciary capacity under an ERISA plan) in favor of the merger of Thistle and against the approval of any other agreement providing for the acquisition of Thistle or all or substantially all of its assets. These individuals also granted to Citizens Bank an irrevocable proxy to vote such individual's shares in accordance with the terms of the shareholder agreement. Pursuant to these agreements, these individuals also agreed not to transfer their shares of Thistle common stock prior to the special meeting of shareholders of Thistle called to approve and adopt the merger agreement, except for transfers in limited circumstances. These agreements will remain in effect until the earlier of the effective time of the merger or the termination of the merger agreement in accordance with its terms.

NO DISSENTERS' RIGHTS

     In accordance with Section 1571 of the Pennsylvania Business Corporation Law, appraisal rights are not available to holders of any class of shares of a Pennsylvania corporation such as Thistle if, on the record date fixed for determining shareholders entitled to vote on a plan of merger, the shares are either:

     o Listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

     o    Held beneficially or of record by more than 2,000 persons.

     The Thistle common stock meets each of the foregoing requirements, and neither the bylaws nor any resolutions of the board of directors of Thistle otherwise provides for dissenters' rights. As a result, dissenters' or appraisal rights are not available to holders of Thistle common stock in connection with the merger.

                      MARKET FOR COMMON STOCK AND DIVIDENDS

     The Thistle common stock currently is traded on the Nasdaq Stock Market Inc.'s National Market under the symbol "THTL."

     As of the record date, there were 5,208,744 shares of Thistle common stock outstanding, which were held by approximately 828 holders of record. Such numbers of shareholders do not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms and others.

     The following table sets forth during the periods indicated the high and low sales prices of the Thistle common stock as reported on the Nasdaq Stock Market Inc.'s National Market and the dividends declared per share of Thistle common stock.

                                                             MARKET PRICE
                                                          -------------------
                                                                                       DIVIDENDS
                                                                                       DECLARED
                        2003                              HIGH            LOW          PER SHARE
                  -------------------------               ----            ---          ---------
                  First Quarter                             $14.95        $11.60        $0.09
                  Second Quarter                             16.10         13.62         0.09
                  Third Quarter(1)                           26.00         15.75         0.10
                  Fourth Quarter (through
                    November 7, 2003)                        25.86         25.73           --

                        2002
                  -------------------------
                  First Quarter                              12.59          9.50         0.08
                  Second Quarter                             13.05         11.25         0.08
                  Third Quarter                              11.65         10.26         0.08
                  Fourth Quarter                             12.00         10.13         0.09

                        2001
                  -------------------------
                  First Quarter                               9.81          7.94         0.07
                  Second Quarter                              9.65          9.20         0.07
                  Third Quarter                              10.40          8.10         0.07
                  Fourth Quarter                              9.90          9.01         0.08

               -------------
               (1) Reflects announcement of the merger agreement on September 22, 2003. Prior to September 22, 2003, the high sale price of the Thistle common stock during the third quarter of 2003 was $19.20.


     On September 19, 2003, the most recent trading day prior to the announcement of the execution of the merger agreement, the closing per share sale price of the Thistle common stock was $19.20 and on November 7, 2003, the last trading day before the printing of this proxy statement, the closing per share sale price of the Thistle common stock was $25.85.

     Pursuant to the merger agreement, Thistle may pay the quarterly dividend of $0.10 per share declared on September 30, 2003 and paid on October 15, 2003, but it may not pay any additional quarterly dividend unless the closing of the merger does not occur on or prior to January 14, 2004. If the closing of the merger has not occurred on or prior to that date, Thistle may declare one or more dividends prior to the effective time of the merger to holders of Thistle common stock in an amount equal to $.10 per share for the December 2003 calendar quarter. See "The Merger -- Conduct Pending the Merger," on page 28.


                CERTAIN BENEFICIAL OWNERS OF THISTLE COMMON STOCK

     The following table sets forth the beneficial ownership of the Thistle common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to Thistle to be the beneficial owner of more than 5% of the issued and outstanding Thistle common stock on the record date, (ii) each director of Thistle, (iii) certain executive officers of Thistle, and (iv) all directors and executive officers of Thistle as a group. Unless otherwise indicated, the address of each such beneficial owner is 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128.

                                                                      AMOUNT AND NATURE OF             PERCENT OF SHARES OF
     NAME AND ADDRESS OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP           COMMON STOCK OUTSTANDING
     ------------------------------------                             --------------------           ------------------------
     Roxborough Manayunk Bank                                               677,045  (1)                       13.0%
     Employee Stock Ownership Plan Trust ("ESOP")
     6060 Ridge Avenue
     Philadelphia, Pennsylvania  19128

     Jeffrey L. Gendell                                                     467,541  (2)                        9.0%
     Tontine Financial Partners, L.P.
     Tontine Management, L.L.C.
     Tontine Overseas Associates, L.L.C.
     55 Railroad Avenue, 3rd Floor
     Greenwich, Connecticut 06830

     Cornelia A. McGill                                                     263,584  (3)                        5.1%
     120 Birkdale Drive
     Blue Bell, Pennsylvania  19422

     John F. McGill, Jr., Chairman of the Board and                         412,653  (4)(5)                     7.7%
       Chief Executive Officer

     Jerry A. Naessens, Director                                            272,688  (4)                        5.1%

     Add B. Anderson, Jr., Director                                         141,214  (4)                        2.7%

     Francis E. McGill, III, Secretary and Director                         130,587  (4)                        2.5%

     Robert E. Domanski, Director                                            62,474  (4)                        1.2%

     William A. Lamb, Sr., Director                                          62,074  (4)                        1.2%

     James C. Hellauer, Director                                             72,205  (4)(5)                     1.4%

     Charles A. Murray, Director                                             64,334  (4)(5)                     1.2%

     John Swanick, Director                                                   8,700  (4)                        *

     Douglas R. Moore, Senior Vice President                                 90,415  (4)                        1.7%

     Pamela M. Cyr, Chief Financial Officer                                  43,445  (4)                        *

     All directors and executive officers as a group                      1,360,789  (4)                       24.0%
     (11 individuals)

(footnotes on next page)

                                       44

---------------------
*        Less than 1.0% of outstanding shares.
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of Directors John F. McGill, Jr., James C. Hellauer, and Charles A. Murray to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Bank's Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 188,550 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Jeffrey L. Gendell, Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Tontine Overseas Associates, L.L.C. (collectively, the "Reporting Persons"), is derived from a
         Schedule 13D, filed April 7, 2003, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with respect to 467,541 shares.
(3) The information as to Cornelia A. McGill is derived from a Schedule 13G, filed January 7, 2003, which states that Cornelia A. McGill has sole voting power over 145,830 shares and shared voting and dispositive power over 117,754 shares.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: John
         F. McGill, Jr. - 176,575, Charles A. Murray - 7,500, Add B. Anderson, Jr. - 17,500, Francis E. McGill, III - 39,000, Robert E. Domanski - 17,500, William A. Lamb, Sr. - 17,500, Jerry A. Naessens - 107,845, John Swanick - 5,000, Douglas R. Moore - 40,167 and Pamela M. Cyr - 32,167. Does not include unvested awards of common stock under the Bank's Restricted Stock Plan. See "The Merger --Interests of Certain Persons in the Merger: 1999 Stock Option Plan and 1999 Restricted Stock Plan" at page 35.
(5) Excludes 662,059 shares under the ESOP for which such individuals exercise shared voting and investment power with respect to such shares as a member of the ESOP Trustee and/or ESOP Committee. Excludes 106,086 shares held by the Restricted Stock Plan ("RSP") which shares are held by the RSP prior to being issued to plan participants for which such individuals exercise shared voting and investment power with respect to such shares as a member of the RSP committee. Such individuals disclaim beneficial ownership with respect to the ESOP and RSP shares held in a fiduciary capacity.

                SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of Thistle relating to the next annual meeting of shareholders of Thistle, which will only be held if the merger is not consummated prior thereto, must be received at the principal executive offices of Thistle, 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128, Attention: Francis E. McGill, III, Secretary, no later than November 20, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Thistle's proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 may be brought before an annual meeting pursuant to Thistle's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, or
(b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the corporate secretary of Thistle. To be timely a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Thistle not later than 90 days prior to the anniversary date of the mailing of proxy materials by Thistle in connection with the immediately preceding annual meeting of shareholders. A shareholder's notice to the corporate secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Thistle's books, of the shareholder proposing such business, (c) the class and number of shares of Thistle which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. To be timely with respect to the next annual meeting of shareholders of Thistle, a shareholder's notice must be received by Thistle no later than February 16, 2004.

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

     This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements and information with respect to the financial condition, results of operations, plans, objectives, future performance, business and other matters relating to Thistle or the merger that are based on the beliefs of, as well as assumptions made by and information currently available to, Thistle's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import are intended to identify forward-looking statements. These statements reflect the current view of Thistle with respect to future events and are subject to risks, uncertainties and assumptions that include, without limitation, the risk factors set forth in Thistle's 2002 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, the risk that the merger will not be completed and risks associated with competitive factors, general economic conditions, geographic credit concentration, customer relations, interest rate volatility, governmental regulation and supervision, defaults in the repayment of loans, changes in volume of loan originations, and changes in industry practices. Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended.

                       WHERE YOU CAN FIND MORE INFORMATION

     Thistle files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, proxy statements or other information filed by Thistle at the Commission's public reference room in Washington, D.C., which is located at the following address: Public Reference Room, Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549.

     You can request copies of these documents, upon payment of a duplicating fee, by writing to the Commission. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the Commission's public reference rooms. Thistle's Commission filings are also available to the public from document retrieval services and at the Commission's Internet website (http://www.sec.gov). You may also access our filings through the investor
-------------------
relations section of our website at http://www.rmbgo.com.
                                    --------------------

                                                                      APPENDIX A





                          AGREEMENT AND PLAN OF MERGER


                                  By and Among


                          CITIZENS BANK OF PENNSYLVANIA


                         CITIZENS FINANCIAL GROUP, INC.


                                       and


                           THISTLE GROUP HOLDINGS, CO.


                         Dated as of September 22, 2003

                                TABLE OF CONTENTS

ARTICLE I - THE MERGER........................................................1
         1.1      The Merger..................................................1
         1.2      Effective Time..............................................1
         1.3      Effects of the Merger.......................................2
         1.4      Conversion of Seller Common Stock...........................2
         1.5      Merger Sub Common Stock.....................................3
         1.6      Employee Stock Options; Restricted Stock....................3
         1.7      Articles of Incorporation...................................3
         1.8      By-Laws.....................................................3
         1.9      Directors and Officers......................................4

ARTICLE II - EXCHANGE OF SHARES...............................................4
         2.1      Buyer to Deposit Aggregate Merger Consideration.............4
         2.2      Exchange of Shares..........................................4

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE BUYER.....................5
         3.1      Corporate Organization......................................5
         3.2      Authority; No Violation.....................................6
         3.3      Consents and Approvals......................................6
         3.4      Financial Statements........................................7
         3.5      Broker's Fees...............................................7
         3.6      Legal Proceedings...........................................7
         3.7      Capital; Availability of Funds..............................7
         3.8      Buyer Information...........................................8

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE SELLER.....................8
         4.1      Corporate Organization......................................8
         4.2      Capitalization..............................................9
         4.3      Authority; No Violation....................................11
         4.4      Consents and Approvals.....................................12
         4.5      Financial Statements.......................................12
         4.6      Broker's Fees..............................................13
         4.7      Absence of Certain Changes or Events.......................13
         4.8      Legal Proceedings..........................................14
         4.9      Reports....................................................14
         4.10     Agreements with Banking Authorities........................15
         4.11     Absence of Undisclosed Liabilities.........................16
         4.12     Compliance with Applicable Law.............................16
         4.13     Taxes and Tax Returns......................................16
         4.14     Labor......................................................17
         4.15     Employees..................................................18
         4.16     Capitalization.............................................19

                                     A-(i)

         4.17     CRA, Anti-Money Laundering and Customer Information
                    Security.................................................19
         4.18     Material Agreements........................................20
         4.19     Property and Leases........................................22
         4.20     Loan Portfolio.............................................23
         4.21     Investment Securities......................................23
         4.22     Derivative Transactions....................................24
         4.23     Insurance..................................................24
         4.24     Environmental Matters......................................24
         4.25     Recent Acquisitions........................................25
         4.26     State Takeover Laws; Shareholder Rights Agreement..........25
         4.27     Proxy Statement; Seller Information........................26
         4.28     Deposit/Loan Agreements....................................26
         4.29     Broker/Dealer Status.......................................26
         4.30     Investment Management and Related Activities...............26
         4.31     Intellectual Property......................................27
         4.32     Disclosure.................................................27

ARTICLE V - COVENANTS RELATING TO CONDUCT OF BUSINESS........................27
         5.1      Conduct of Businesses Prior to the Effective Time..........27
         5.2      Seller Forbearances........................................27
         5.3      Buyer Forbearances.........................................31
         5.4      System Conversions; Timing.................................31
         5.5      Certain Changes and Adjustments............................32
         5.6      Branches...................................................32
         5.7      Purchaser Products and Services............................33
         5.8      ALCO Management............................................33
         5.9      Deposit Incentive Plan.....................................33
         5.10     Communications and Notices.................................33

ARTICLE VI - ADDITIONAL AGREEMENTS...........................................34
         6.1      Regulatory Matters; Consents...............................34
         6.2      No Solicitation............................................35
         6.3      Access to Information......................................37
         6.4      Legal Conditions to Merger.................................39
         6.5      Employment and Benefit Matters.............................39
         6.6      Directors' and Officers' Indemnification and Insurance.....41
         6.7      Additional Agreements......................................43
         6.8      Advice of Changes..........................................43
         6.9      Update of Disclosure Schedules.............................43
         6.10     Current Information........................................43
         6.11     Transition Committee.......................................44
         6.12     Reserved...................................................44
         6.13     Organization of the Merger Sub.............................44
         6.14     Community Commitments......................................45
         6.15     Citizens Financial Group, Inc..............................45
         6.16     Section 16 Matters.........................................46

                                     A-(ii)

         6.17     Loan Loss Reserves.........................................46
         6.18     Consolidation of Corporate Structure.......................46

ARTICLE VII - CONDITIONS PRECEDENT...........................................46
         7.1      Conditions to Each Party's Obligations To Effect
                    the Merger...............................................46
         7.2      Conditions to the Obligations of the Buyer.................47
         7.3      Conditions to the Obligations of the Seller................47

ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER.............................48
         8.1      Termination................................................48
         8.2      Effect of Termination......................................49
         8.3      Amendment..................................................50
         8.4      Extension; Waiver..........................................50

ARTICLE IX - MISCELLANEOUS...................................................50
         9.1      Closing....................................................50
         9.2      Nonsurvival of Representations, Warranties and
                    Agreements...............................................51
         9.3      Expenses...................................................51
         9.4      Notices....................................................51
         9.5      Interpretation.............................................52
         9.6      Counterparts...............................................53
         9.7      Entire Agreement...........................................53
         9.8      Governing Law..............................................53
         9.9      Severability...............................................53
         9.10     Publicity..................................................53
         9.11     Assignment; Reliance of Other Parties......................53
         9.12     Specific Performance.......................................53
         9.13     Alternative Structure......................................54
         9.14     Business Day...............................................54
         9.15     Definitions................................................54

                                     A-(iii)

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER (the  "Agreement"),  dated as of September
                                             ---------
22, 2003, by and among, CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania chartered savings bank (the "Buyer"), THISTLE GROUP HOLDINGS, CO., a unitary thrift
                     -----
holding company incorporated in the Commonwealth of Pennsylvania (the "Seller"),
                                                                       ------
and for the purpose of Article III and Section 6.15, CITIZENS FINANCIAL GROUP, INC., a Delaware corporation and the parent company of the Buyer (the "Parent").
                                                                       ------
The capitalized terms used in this Agreement are defined in Section 9.15 hereof.

         WHEREAS, the Board of Trustees of the Buyer and the Board of Directors of the Seller have determined that it is in the best interests of their respective stockholders and other constituencies, as well as the communities they serve, to consummate, and have approved, the business combination transactions provided for herein, in which, subject to the terms and conditions set forth herein, a subsidiary of the Buyer will merge with and into the Seller;

         WHEREAS, following the execution and delivery of this Agreement, the Buyer shall take such action as is appropriate to form a subsidiary to be organized as a corporation (the "Merger Sub") under the PBCL, and to cause the Merger Sub to become a party to this Agreement, pursuant to which the Merger Sub shall merge (the "Merger") with and into the Seller, upon the terms and subject to the conditions set forth herein (the Seller and the Merger Sub being the constituent corporations of the Merger); and

         WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger;

         NOW,   THEREFORE,   in   consideration   of   the   mutual   covenants,
representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                             ARTICLE I - THE MERGER

     1.1 THE MERGER.  Subject to the terms and conditions of this Agreement,  in
         ----------
accordance with the PBCL, at the Effective Time, the Merger Sub shall merge with and into the Seller. The Seller shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall continue
                      ----------------------
its corporate existence under the laws of the Commonwealth of Pennsylvania as a subsidiary of the Buyer. Upon consummation of the Merger, the separate corporate existence of the Merger Sub shall terminate.

     1.2  EFFECTIVE  TIME.  The Merger shall become  effective  when Articles of
          ---------------
Merger (the "Articles of Merger"), executed in accordance with the relevant provisions of the PBCL, are filed with the Pennsylvania Department; provided,
                                                                       --------
however,  that  upon the  mutual  written  consent  of each of the Buyer and the
-------
Seller, the Articles of Merger may provide for a later time or date of effectiveness of the Merger not more than thirty (30) days after the date the Articles of Merger are filed with the Pennsylvania Department. When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Articles of Merger are filed with the Pennsylvania Department or such later date and time established in the Articles of Merger. The filing of the Articles of Merger with the Pennsylvania Department shall be made on the Closing Date.

     1.3  EFFECTS OF THE MERGER.  At and after the  Effective  Time,  the Merger
          ---------------------
shall have the effects set forth in Section 1929 of the PBCL.

     1.4 CONVERSION OF SELLER COMMON STOCK.  At the Effective Time, by virtue of
         ---------------------------------
the Merger and without any action on the part of the Merger Sub, the Seller, or the holder of any of the shares of the Seller Common Stock:

          (a) Each share of the common stock, par value $0.10 per share, of the Seller ("Seller Common Stock") issued and outstanding immediately prior to the
         -------------------
Effective  Time  (collectively,  "Shares")  (other  than  Shares held (i) in the
                                  -----
Seller's treasury or (ii) directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries (except for Trust Account Shares or DPC Shares)) shall become and be converted automatically into the right to receive in cash from the Buyer an amount equal to $26.00 (the "Merger Consideration").
                                                       --------------------

          (b) All of the Shares converted into the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate (each, a "Certificate") previously representing any such Shares shall thereafter
          -----------
represent only the right to receive the Merger Consideration. Certificates previously representing Shares shall be exchanged for the Merger Consideration upon the surrender of such Certificates in accordance with Section 2.2 hereof, without any interest thereon.

          (c) At the Effective Time, all Shares that are owned by the Seller as treasury stock, all Shares that are held in trust under the Seller Restricted Stock Plan that have not been allocated to an individual participant prior to the Effective Time, and all Shares that are owned directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries (other than Shares held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties (any such Shares, whether held directly or indirectly by the Buyer or the Seller, as the case may be, being referred to herein as "Trust Account
                                                                  --------------
Shares")  and other  than any  Shares  held by the Buyer or the Seller or any of
------
their respective subsidiaries in respect of a debt previously contracted (any such Shares which are similarly held, whether held directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries, being referred to herein as "DPC Shares")) shall be canceled and shall cease to exist and no
           -----------
consideration shall be delivered in exchange therefor.

     1.5 MERGER SUB COMMON STOCK. At and after the Effective Time, each share of
         -----------------------
common stock, par value $0.01 per share, of the Merger Sub issued and outstanding immediately prior to the Effective Time shall become and be converted automatically into one share of common stock of the Surviving Corporation.

1.6      EMPLOYEE STOCK OPTIONS; RESTRICTED STOCK.
         ----------------------------------------

          (a) Prior to the Effective Time, the Seller shall take all such action as is necessary to terminate as of the Effective Time all outstanding stock options to purchase shares of Seller Common Stock (each a "Stock Option") including, without limitation, Stock Options issued pursuant to the 1992 Stock Option Plan of Roxborough Manayunk Bank, the 1994 Stock Option Plan of Roxborough Manayunk Bank, and the 1999 Stock Option Plan (collectively, the "Seller Stock Option Plans"). In connection therewith, each holder of a Stock
---------------------------
Option (whether or not such Stock Option is then vested or exercisable), shall be entitled to receive in cancellation of any Stock Option that is outstanding immediately prior to the Effective Time, a cash payment from the Seller at the Closing in an amount equal to the excess of the Merger Consideration over the per share exercise price of such Stock Option, multiplied by the number of shares of Seller Common Stock covered by such Stock Option, subject to any required withholding of taxes (such payment, the "Stock Option Cash Settlement")
                                                  ----------------------------
provided that such Stock Option Cash Settlement shall be conditioned on such option holders executing an acknowledgement (the "Stock Option Settlement
                                                       -------------------------
Acknowledgement")  that the Stock  Option Cash  Settlement  represents  the full
---------------
amount due for all Stock Options held by Seller. Seller shall have no obligation to ensure execution of the Stock Option Settlement acknowledgements, although Seller shall reasonably cooperate with Buyer to assist in obtaining such execution. The Seller Stock Option Plans and all Stock Options shall terminate upon the foregoing terms at the Effective Time. The Seller hereby represents and warrants to the Buyer that the maximum number of shares of Seller Common Stock subject to issuance pursuant to the exercise of Stock Options is not and shall not be at or prior to the Effective Time more than 694,235 shares.

          (b) Upon the Effective Time, each previously awarded but unvested restricted share of Seller Common Stock (collectively, the "Seller Restricted
                                                              ------------------
Shares")  granted  under  Seller's  1999  Restricted  Stock  Plan  (the  "Seller
------                                                                    ------
Restricted Share Plan") which is outstanding  immediately prior to the Effective
---------------------
Time shall be deemed earned and non-forfeitable at such time under the Seller Restricted Share Plan. Upon the Effective Time, the Seller or Seller Bank shall cancel each such Seller Restricted Share in exchange for a cash payment (the "Restricted Stock Cash Payment") to the award recipient in respect of each
 --------------------------------
Seller Restricted Share equal to the Merger Consideration, less applicable tax withholding. Such cancellation and cash-out of such awards shall be conditioned on such award recipient executing an acknowledgment (the "Restricted Stock
                                                               -----------------
Settlement  Acknowledgement")  that the Restricted Stock Cash Payment represents
---------------------------
the full amount due for all shares of Restricted Stock held by such recipient. Seller shall have no obligation to ensure execution of the Restricted Stock Settlement Acknowledgement, although Seller shall reasonably cooperate with Buyer to assist in obtaining such execution.

     1.7 ARTICLES OF  INCORPORATION.  Subject to Section 6.6,  unless  otherwise
         --------------------------
determined by the Buyer, at the Effective Time, the Articles of Incorporation of the Seller, as in effect immediately prior to the Effective Time, shall be amended to a form mutually agreed upon by the parties, and as so amended, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided therein and in accordance with applicable law.

     1.8 BY-LAWS.  Subject to Section 6.6, at the Effective Time, the By-Laws of
         -------
the Seller, as in effect immediately prior to the Effective Time, shall be the By-Laws of the

Surviving Corporation until thereafter amended in accordance with applicable law, the Articles of Incorporation of the Surviving Corporation and such By-Laws.

     1.9 DIRECTORS AND OFFICERS.  The directors of Merger Sub immediately  prior
         ----------------------
to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation, and the officers of the Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

                        ARTICLE II - EXCHANGE OF SHARES

     2.1 BUYER TO DEPOSIT  AGGREGATE  MERGER  CONSIDERATION.  At or prior to the
         --------------------------------------------------
Effective Time, the Buyer shall pay, or shall cause to be paid, to a bank or trust company selected by the Buyer and reasonably acceptable to the Seller (the "Exchange Agent"), pursuant to an agreement in a form reasonably acceptable to the Seller, for the benefit of the holders of Certificates, for exchange in accordance with this Article II, such amount of cash as is sufficient to pay the aggregate Merger Consideration which holders of Shares are entitled to receive pursuant to Section 1.4 hereof.

     2.2 EXCHANGE OF SHARES.
         ------------------

          (a) As soon as practicable after the Effective Time, and in no event later than three (3) business days thereafter, the Buyer shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and other appropriate materials required to complete the exchange of the Certificates for the Merger Consideration into which each Share represented by such Certificate or Certificates shall have been converted pursuant to this Agreement and instructions to effect such exchange. Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal and related materials, in each case as duly executed and properly completed, the holder of such Certificate shall be entitled to receive in exchange for each Share represented thereby, the Merger Consideration, and the Certificate so surrendered shall forthwith be canceled. No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Certificate for the benefit of the holder of such Certificate. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of the Seller, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such taxes either have been paid or are not applicable.

          (b) At any time following the expiration of the sixth (6th) month after the Effective Time, the Buyer or the Surviving Corporation shall be entitled to require the Exchange

Agent to deliver to it any funds which had been made available to the Exchange Agent and not disbursed to holders of Shares (including, without limitation, all interest and other income received by the Exchange Agent in respect of all funds made available to it), and thereafter such holders shall be entitled to look to the Buyer and the Surviving Corporation (subject to applicable abandoned property, escheat or similar laws) only as general creditors thereof with respect to any Merger Consideration payable upon due surrender of the Certificates held by them.

          (c) After the Effective Time, there shall be no transfers on the stock transfer books of the Seller of the Shares which were issued and outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Shares shall cease to have any rights with respect to such Shares except as otherwise provided herein or by applicable law. If, after the Effective Time, Certificates representing such Shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

          (d) Neither the Buyer nor the Seller nor any other Person shall be liable to any former holder of Shares for any shares or any dividends or distributions with respect thereto or any Merger Consideration delivered in respect of any such Shares properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (e) In the event any Certificate shall have been lost, stolen or destroyed, upon receipt of appropriate evidence as to such loss, theft or destruction and to the ownership of such Certificate by the Person claiming such Certificate to be lost, stolen or destroyed, and the receipt by the Buyer of appropriate and customary indemnification, the Buyer will issue in exchange for each Share represented by such lost, stolen or destroyed Certificate, the Merger Consideration, as determined in accordance with this Article II.

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer hereby represents and warrants to the Seller as follows:

     3.1 CORPORATE ORGANIZATION.
         ----------------------

          (a) The Buyer is a state chartered savings bank duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Each of the Parent and the Buyer has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. Each of the Parent and the Buyer is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not result in a Material Adverse Effect on the Parent or the Buyer.

     3.2 AUTHORITY; NO VIOLATION.
         -----------------------

          (a) Each of the Parent and the Buyer has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Directors of each of the Buyer and the Parent, as applicable. No other corporate proceedings on the part of the Parent or the Buyer are necessary to consummate the Merger. This Agreement and the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party have been duly and validly executed and delivered by each of the Parent and the Buyer, as applicable, and (assuming due authorization, execution and delivery by the Seller), constitute the valid and binding obligations of the Parent and the Buyer, as applicable, enforceable against each of them in accordance with their respective terms.

          (b) Neither the execution and delivery by the Buyer or the Parent of this Agreement or the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party by the Parent and the Buyer, as applicable, nor the consummation by the Parent and the Buyer of the transactions contemplated hereby or thereby; nor compliance by the Parent and the Buyer with any of the terms or provisions hereof or thereof, will (i) assuming that the consents, waivers and approvals referred to in Section 3.3 hereof are duly obtained, violate in any respect any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Parent or the Buyer, or (ii) violate, conflict with, or result in a breach of, any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Parent or the Buyer under any of the terms, conditions or provisions of (y) the Articles of Organization or other charter document of like nature or By-Laws of the Parent or the Buyer, or (z) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Parent or the Buyer is a party as issuer, guarantor or obligor, or by which it or any of its properties or assets may be bound or affected, except, in the case of clause (ii)(z) above, for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have a Material Adverse Effect on the Parent or the Buyer.

     3.3 CONSENTS AND APPROVALS.  Except for consents, waivers, or approvals of,
         ----------------------
or filings or registrations with, or notifications to the OTS, the FDIC, the Federal Reserve Board, the Pennsylvania Commissioner, the MBBI, the MHPF, applicable state securities commissioners, the SEC, the Pennsylvania Department, the DOJ, the NASDAQ, The London Stock Exchange Limited and the Financial Services Authority, no consents, waivers or approvals of, or filings or registrations with, or notifications to, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, in connection with the execution and delivery by the Parent and the Buyer of this Agreement and the consummation by the Parent and the Buyer of the Merger. Neither the Parent nor the Buyer has any knowledge of any fact or circumstance relating to the Buyer or its subsidiaries or other Affiliates that is reasonably likely to materially impede or delay receipt of any consents of Governmental Authorities.

     3.4 FINANCIAL STATEMENTS. The Buyer has made available to the Seller copies
         --------------------
of (i) the consolidated balance sheets of the Parent and its subsidiaries as of December 31, 2001 and December 31, 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 2000 through 2002, inclusive, accompanied by the audit report of Deloitte & Touche LLP, independent public accountants for the Parent, and (ii) the results of operations of the Parent and its subsidiaries as of June 30, 2003. The December 31, 2002 consolidated balance sheet of the Parent and its subsidiaries (including the related notes, where applicable) and the other financial statements referred to herein (including the related notes, where applicable) fairly present the consolidated financial position and results of the consolidated operations and cash flows and changes in stockholders' equity of the Parent and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; and each of such statements (including the related notes, where applicable) has been prepared in accordance with GAAP, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments).

     3.5 BROKER'S  FEES.  Neither the Buyer nor any of its officers,  directors,
         --------------
employees, Affiliates or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement, except for legal, accounting and other professional fees payable in connection with the Merger and the other transactions contemplated hereby. The Buyer will be responsible for the payment of all such fees.

     3.6 LEGAL  PROCEEDINGS.  There is no claim,  suit,  action,  proceeding  or
         ------------------
investigation of any nature pending or, to the best knowledge of the Buyer, threatened, against the Buyer or any subsidiary or other Affiliate of the Buyer or challenging the validity or propriety of the transactions contemplated by this Agreement, and which, if adversely determined, would, individually or in the aggregate, materially adversely affect the Buyer's ability to perform its respective obligations under this Agreement, nor is there any judgment, decree, injunction, rule or order of any legal or administrative body or arbitrator outstanding against the Buyer or any subsidiary or other Affiliate of the Buyer having, or which insofar as reasonably can be foreseen, in the future could have, any such effect.

     3.7 CAPITAL;  AVAILABILITY OF FUNDS. On the date hereof,  the Buyer is, and
         -------------------------------
on the Closing Date, the Buyer will be, at least "adequately capitalized," as such term is defined in the rules and regulations promulgated by the FDIC. Buyer will have available to it at the Effective Time sources of capital and financing sufficient to pay the aggregate Merger Consideration and to pay any other amounts payable pursuant to this Agreement and to effect the transactions contemplated hereby. Neither the Buyer nor Parent nor any of their affiliates is an interested shareholder of the Seller within the meaning of PBCL Section 2553, and neither Buyer, Parent nor any such affiliate owns, whether beneficially, of record or equitably, any shares of capital stock or other securities of Seller.

     3.8 BUYER INFORMATION. The information relating to the Parent, Buyer, their
         -----------------
respective subsidiaries and other Affiliates to be contained in the proxy statement filed with the SEC under the Exchange Act (the "Seller Proxy
                                                                   -------------
Statement"),  as described in Section 6.1 hereof,  and any other documents filed
--------
with the SEC in connection herewith, to the extent such information is provided in writing by the Buyer specifically for inclusion in the Seller Proxy Statement, will not, on the date the Seller Proxy Statement (or any supplement or amendment thereto) is first mailed to stockholders of the Seller or on the date of the Seller Stockholders Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make such information not misleading at the time and in light of the circumstances under which such statement is made.

           ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to the Buyer as of the date hereof as follows:

     4.1 CORPORATE ORGANIZATION.
         ----------------------

          (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Seller has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. The Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, individually or in the aggregate, result in any Material Adverse Effect on the Seller. The Seller is a savings and loan holding company registered with the OTS under the Home Owners' Loan Act of 1933, as amended. The Articles of Incorporation and By-Laws of the Seller, copies of which have previously been made available to the Buyer, are true, complete and correct copies of such documents in effect as of the date of this Agreement. The Seller is not in violation of any provision of its Articles of Incorporation or By-Laws. The minute books of the Seller contain in all material respects true and complete records of all meetings held and corporate actions taken since January 1, 2000 of the Seller's stockholders and Board of Directors (including committees of the Seller's Board of Directors) other than minutes which have not been prepared as of the date hereof.

          (b) Each of Seller's subsidiaries is duly organized, validly existing and in corporate good standing under the laws of the jurisdiction of its organization. Each of Seller's subsidiaries has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. Each of Seller's subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not, individually or in the aggregate, result in any Material Adverse Effect on the Seller.

          (c) Except as set forth on Section 4.1(c) of the Seller Disclosure Schedule, the Seller has no subsidiaries and no Joint Ventures (other than investments in such subsidiaries).

          (d) The Articles of Incorporation and By-Laws or equivalent organizational documents of each of Seller's subsidiaries, copies of which have previously been made available to the Buyer, are true, correct and complete copies of such documents in effect as of the date of this Agreement. Neither the Seller nor any of its subsidiaries is in violation of any provision of its Articles of Incorporation, By-Laws or equivalent organizational documents. The minute books of each of Seller's subsidiaries contain in all material respects true and complete records of all meetings held and corporate actions taken since January 1, 2000 of its stockholders and board of directors (including committees of its board of directors) other than minutes which have not been prepared as of the date hereof.

          (e) Neither the Articles of Incorporation and By-Laws or equivalent organizational documents of the Seller or any of its subsidiaries nor any resolutions adopted by the respective Boards of Directors of the Seller or any of its subsidiaries grant any holder of shares of the capital stock of the
Seller or any of its subsidiaries any entitlement to dissenters rights as provided in Section 1571 of the PBCL or any other applicable law or regulation ("Dissenters Rights")
 ------------------

     4.2 CAPITALIZATION.
         --------------

          (a) The authorized capital stock of the Seller consists of 40,000,000 shares of Seller Common Stock and 10,000,000 shares of preferred stock, no par value per share ("Seller Preferred Stock"). One Hundred Thousand (100,000)
                   ------------------------
shares of the Preferred Stock are designated the Series A Junior Participating Cumulative Preferred Stock (the "Series A Preferred Stock") and the remaining
                                   -------------------------
authorized shares of Seller Preferred Stock are undesignated. As of the date hereof, there are 5,208,744 shares of Seller Common Stock and no shares of Seller Preferred Stock issued and outstanding. As of the date hereof, there are 3,791,245 shares of Seller Common Stock and no shares of Seller Preferred Stock held in the treasury of the Seller. Except for Trust Account Shares and DPC Shares, no shares of Seller Common Stock are held by the Seller's subsidiaries. In addition, as of the date hereof, there are 694,235 shares of Seller Common Stock reserved for issuance upon exercise of outstanding Stock Options. All issued and outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof except as required by law. Except (i) for the Seller Stock Option Plans (which includes director and employee stock options), (ii) the Company Rights Agreement, or
(iii) as reflected on Section 4.2(a) of the Seller Disclosure Schedule, the Seller does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements or agreements of any character calling for the Seller to issue, deliver or sell, or cause to be issued, delivered or sold any shares of Seller Common Stock or Seller Preferred Stock or any other equity security of the Seller or any subsidiary of the Seller or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any shares of Seller Common Stock or Seller Preferred Stock or any other equity security of the Seller or any subsidiary of the Seller or obligating the Seller or any such subsidiary to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements or other similar agreements. Except as set forth on Section

4.2(a) of the Seller Disclosure Schedule, there are no outstanding contractual obligations of the Seller to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Seller or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any subsidiary of the Seller. Section 4.2(a) of the Seller Disclosure Schedule sets forth as of the date hereof (i) the name of each holder of a Stock Option, (ii) the date each Stock Option was granted, (iii) the number of shares subject to each such Stock Option, (iv) the expiration date of each such Stock Option, and (v) the price at which each such Stock Option may be exercised. Section 4.2(a) of the Seller Disclosure Schedule also sets forth with respect to each outstanding Seller Restricted Share as of the date hereof (i) the name of the grantee, (ii) the date of the grant, and (iii) the applicable vesting schedules and terms. Except as noted in the immediately preceding sentence, there are no Shares outstanding which are subject to vesting over time or upon the satisfaction of any condition precedent, or which are otherwise subject to any right or obligation of repurchase or redemption on the part of the Seller.

          (b) The authorized capital stock of the Seller Bank consists of 7,500,000 shares of common stock, par value $1.00 per share ("Bank Common
                                                                    ------------
Stock") and 2,500,000  shares of preferred  stock,  without par value. As of the
-----
date hereof, (i) 100,000 shares of Bank Common Stock are issued and outstanding, all of which are owned directly or indirectly by the Seller, all of which are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof except as required by law, (ii) no shares of Bank Common Stock are held in the treasury of the Seller Bank, and (iii) no shares of Bank Common Stock are held by any of Seller's subsidiaries. Each share of Bank Common Stock owned by the Seller or any of its subsidiaries is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Seller's or any of its subsidiaries' voting rights, charges and other encumbrances of any nature whatsoever.

          (c) Section 4.2(c) of the Seller Disclosure Schedule lists each of the subsidiaries of the Seller and each Joint Venture on the date of this Agreement and indicates for each such subsidiary and Joint Venture as of such date: (i) the percentage and type of equity securities owned or controlled by the Seller;
(ii) the jurisdiction of incorporation; and (iii) the federal and/or state bank regulatory or other authority (including, without limitation, the specific regulatory provision) under which its shares are held by Seller or by which the Joint Venture operates. Section 4.2(c) of the Seller Disclosure also lists all real property managed by each of the subsidiaries of Seller, and for whom it manages such property. Except as set forth in section 4.2(c) of the Seller Disclosure Schedule, the Seller (x) has made available to the Buyer all of the organizational or similar documents regarding the control, governance or voting power in respect of each Joint Venture, (y) has no obligation to make any capital contributions, or otherwise provide assets or cash, to any Joint Venture and (z) does not, directly or indirectly, control any Joint Venture. Seller Bank has its deposits insured by the Savings Association Insurance Fund of the FDIC in accordance with the FDIA to the fullest extent permitted by law. Seller Bank is not obligated to make any payments for premiums and assessments and it has filed all reports required by the FDIA. Seller Bank does not have any deposits insured by the Bank Insurance Fund of the FDIC. As of the date hereof, no proceedings for the revocation or termination of such deposit insurance are pending or, to the best knowledge of the Seller, threatened. Except as set forth on Section 4.2(c) of the Seller Disclosure Schedule, no subsidiary of the Seller has or is bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements or agreements of any character calling for a subsidiary of the Seller to issue, deliver or sell, or cause to be issued, delivered or sold any equity security of the Seller or of any subsidiary of the Seller or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any such equity security or obligating a subsidiary of the Seller to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements or other similar agreements. There are no outstanding contractual obligations of any subsidiary of the Seller to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Seller or any such subsidiary or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any such subsidiary of the Seller. All of the shares of capital stock of each of the subsidiaries of the Seller held by the Seller are fully paid and nonassessable and, except for directors' qualifying shares, are owned by the Seller free and clear of any claim, lien, encumbrance or agreement with respect thereto.

          (d) Section 4.2(d) of the Seller Disclosure Schedule lists the type and current outstanding amount of debt of, and securities issued by, Thistle Group Holdings Capital Trust I. The Seller, Thistle Group Holdings Capital Trust I, and all relevant subsidiaries of the Seller are in material compliance with all of their obligations relating to any trust preferred issuance to which any of them is a party.

     4.3 AUTHORITY; NO VIOLATION.
         -----------------------

          (a) The Seller has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents to which Seller is a party, and the consummation of the transactions contemplated hereby and thereby have, as of the date of approval by the Board of Directors of the Seller, been recommended by, and are duly and validly approved by the unanimous vote of, the Board of Directors of the Seller. The Board of Directors of the Seller has directed that this Agreement and the transactions contemplated hereby, including the Merger, be submitted to the stockholders of the Seller for approval at a meeting of such stockholders and, except for the adoption of this Agreement by the Seller's stockholders, no other corporate action and no other corporate proceedings on the part of the Seller are necessary to authorize this Agreement and the other Transaction Documents to which Seller is a party, or to consummate the Merger. This Agreement and the other Transaction Documents to which Seller is a party have been duly and validly executed and delivered by the Seller and (assuming due authorization, execution and delivery by the Buyer and the Parent, as applicable) constitute the valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

          (b) Neither the execution and delivery by the Seller of this Agreement or the other Transaction Documents to which Seller is a party nor the consummation by the Seller of the transactions contemplated hereby or thereby; nor compliance by the Seller or the Seller Bank with any of the terms or provisions hereof or thereof, will (i) assuming that the consents, waivers and approvals referred to in Section 4.3 or Section 4.4 hereof are duly obtained, violate any statute, law, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Seller or any of its subsidiaries or by which any property or asset of the Seller or any of its subsidiaries is bound or affected, or (ii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Seller or any of its subsidiaries under any of the terms, conditions or provisions of (y) the Articles of Incorporation or other charter document of like nature or By-Laws of the Seller or any of its subsidiaries, or (z) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Seller is a party as issuer, guarantor or obligor, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (ii)(z) above, for such violations, conflicts, breaches or defaults as set forth in Section 4.3(b) of the Seller Disclosure Schedule.

     4.4 CONSENTS AND APPROVALS.
         ----------------------

          (a) Except for consents, waivers or approvals of, or filings or registrations with, or notifications to, the Federal Reserve Board, the OTS, the FDIC, the Pennsylvania Commissioner, the MBBI, the MHPF, applicable state securities authorities, the Pennsylvania Department, the SEC, the DOJ, and the NASDAQ, no consents, waivers or approvals of, or filings or registrations with, or notifications to, any public body or authority are necessary in connection with (i) the execution and delivery by the Seller of this Agreement, or (ii) the consummation by the Seller of the Merger. The affirmative vote of holders of a majority of the votes cast by holders of Seller Common Stock entitled to vote thereon in accordance with Section 1924(a) of the PBCL is the only vote of the holders of any shares or series of capital stock or other securities of the Seller necessary to approve this Agreement and the Merger. The Seller has no knowledge of any fact or circumstance relating to the Seller or its subsidiaries or other Affiliates, that is reasonably likely to materially impede or delay receipt of any consents of Governmental Authorities.

          (b) Except as set forth in Section 4.4(a), the execution and delivery of this Agreement by the Seller, does not require any consent, approval, authorization or permit of, or filing with or notification to, any third party (which term does not include the Board of Directors or the stockholders of the Seller or the stockholder of the Seller Bank), except where the failure to obtain any such consent, approval, authorization or permit, or to make any such filing or notification, would not have a Material Adverse Effect on the Seller or prevent or significantly delay consummation of the Merger.

     4.5 FINANCIAL STATEMENTS. The Seller has made available to the Buyer copies
         --------------------
of (a) the consolidated balance sheets of the Seller and its subsidiaries as of December 31 for the fiscal years 2001 and 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 2000 through 2002, inclusive, as reported in the Annual Report of the Seller on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC under the Exchange Act, accompanied by the audit report of Deloitte & Touche LLP, independent public accountants for the Seller; and (b) the unaudited consolidated balance sheet of the Seller and its subsidiaries as of June 30, 2003 and December 31, 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal periods ended June 30, 2003 and June 30, 2002 as reported in the Quarterly Report of the Seller on Form 10-Q for the fiscal period ended June 30, 2003. The December 31, 2002 consolidated balance sheet ("Seller Balance Sheet")
                                                          --------------------
of the Seller (including the related notes, where applicable) and the other financial statements of Seller referred to in this Section 4.5 (including the related notes, where applicable) present fairly, in all material respects, and the financial statements to be included in any reports or statements (including reports on Forms 10-Q and 10-K) to be filed by the Seller with the SEC after the date hereof will present fairly, in all material respects, the financial position and results of operations and cash flows of the Seller and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth in conformity with GAAP, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments). Each of the consolidated financial statements of the Seller and its subsidiaries, including, in each case, the notes thereto, made available to the Buyer comply, and the financial statements to be filed with the SEC by the Seller after the date hereof will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The books and records of the Seller and its subsidiaries have been, and are being, maintained in accordance with GAAP and applicable legal and regulatory requirements.

     4.6 BROKER'S FEES.  Neither the Seller nor any of its officers,  directors,
         -------------
employees, Affiliates or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement, except for fees and commissions incurred in connection with the engagement of Sandler O'Neill & Partners, L.P. ("Seller's Advisor") and for legal, accounting and other
                   -----------------
professional fees payable in connection with the Merger and the other transactions contemplated hereby. The Seller will be responsible for the payment of all such fees. The fee payable to Seller's Advisor in connection with the transactions contemplated by this Agreement is as described in an engagement letter between the Seller and Seller's Advisor a true and complete copy of which has heretofore been furnished to the Buyer. The Seller has previously received the opinion of Seller's Advisor to the effect that, as of the date of such opinion, the Merger Consideration to be received by the stockholders of the Seller pursuant to the Merger is fair from a financial point of view to such stockholders, and such opinion has not been amended or rescinded and remains in full force and effect as of the date of this Agreement.

     4.7 ABSENCE OF CERTAIN  CHANGES OR EVENTS.  Except as  disclosed on Section
         -------------------------------------
4.7 of the Seller Disclosure Schedule, in any Current Reports of the Seller on Form 8-K filed prior to the date of this Agreement, in the Seller's proxy statement filed with respect to its 2003 Annual Meeting of stockholders, in the Seller's Annual Report on Form 10-K for the year ended December 31, 2002, in the Seller's Quarterly Report on Form 10-Q for the period ended June 30, 2003, or as otherwise expressly permitted or expressly contemplated by this Agreement, since June 30, 2003, the Seller and its subsidiaries have not incurred any material liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether due or to become due) not otherwise disclosed in the Seller Disclosure Schedule, except in the ordinary course of their business consistent with their past practices or in connection with this Agreement and the transactions contemplated hereby, nor has there been (a) any change in the business, assets, financial condition or results of operations of the Seller or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Seller or any of its subsidiaries, and, to the best knowledge of the Seller, no fact or condition exists which is reasonably likely to cause such a Material Adverse Effect in the future, (b) any change by the Seller or any of its subsidiaries in its accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by the Seller's independent accountants, (c) any entry by the Seller or any of its subsidiaries into any contract or commitment of more than $150,000 or with a term of more than one (1) year other than loans and loan commitments and borrowings in the ordinary course of business and consistent with past practice, (d) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Seller or any of its subsidiaries or any redemption, purchase or other acquisition of any of its securities, other than in the ordinary course of business consistent with past practice, (e) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any directors, officers or employees of the Seller or any of its subsidiaries, or any grant of severance or termination pay, or any contract or arrangement entered into to make or grant any severance or termination pay, any payment of any bonus, or the taking of any action not in the ordinary course of business with respect to the compensation or employment of directors, officers or employees of the Seller or any of its subsidiaries, (f) any material election made by the Seller or any of its subsidiaries for federal or state income tax purposes, (g) any material change in the credit policies or procedures of the Seller or any of its subsidiaries, the effect of which was or is to make any such policy or procedure less restrictive in any material respect, (h) any material acquisition or disposition of any assets or properties, or any contract for any such acquisition or disposition entered into other than loans and loan commitments, or (i) any material lease of real or personal property entered into, other than in connection with foreclosed property or in the ordinary course of business consistent with past practice.

     4.8 LEGAL  PROCEEDINGS.  Except as set forth in  Section  4.8 of the Seller
         ------------------
Disclosure Schedule, there is no claim, suit, action, proceeding or investigation of any nature pending or, to the best knowledge of the Seller, threatened, against the Seller or any subsidiary of the Seller or challenging the validity or propriety of the transactions contemplated by this Agreement, which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on the Seller or otherwise materially adversely affect the Seller's or the Seller Bank's ability to perform its obligations under this Agreement, nor is there any judgment, decree, injunction, award or order of any court, administrative body or arbitrator outstanding against the Seller or any subsidiary of the Seller having, or which insofar as reasonably can be foreseen, in the future could have, any such effect or restricting, or which could restrict its ability to conduct business in any material respect in any area.

     4.9 REPORTS.
         -------

          (a) Except as set forth in Section 4.9 of the Seller Disclosure Schedule, since January 1, 2000, the Seller and its subsidiaries have timely filed, and subsequent to the date hereof will timely file, all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were and are required to be filed with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q and Forms 8-K (collectively, "SEC Reports") (and copies of all such SEC Reports have been or
                 ------------
will be delivered or otherwise made
available by the Seller to the Buyer); (ii) the OTS; (iii) the FDIC, (iv) the NASDAQ, and (v) any applicable state securities or banking authorities (except, in the case of state securities authorities, no such representation is made as to filings which are not material) (all such reports, registrations and statements, together with any amendments thereto, are collectively referred to herein as the "Seller Reports") and have paid all fees and assessments due and
               ---------------
payable in connection with any of the foregoing. As of their respective dates, the Seller Reports complied and, with respect to filings made after the date of this Agreement, will at the date of filing comply, in all material respects with all of the statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed and did not contain and, with respect to filings made after the date of this Agreement, will not at the date of filing contain, any untrue statement of a material fact or, in the case of SEC Reports, omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Seller's subsidiaries is required to file any form, report or other document with the SEC. The Seller has made available to the Buyer true and complete copies of all amendments and modifications that have not been filed by the Seller with the SEC to all agreements, documents and other instruments that previously had been filed by the Seller with the SEC and are currently in effect. Except for normal periodic examinations conducted by a Bank Regulator in the regular course of the business of the Seller and its subsidiaries, since January 1, 2000, no Bank Regulator has initiated any proceeding or, to the best knowledge of the Seller, investigation into the business or operations of the Seller or any of its subsidiaries. Except as set forth on Section 4.9 of the Seller Disclosure Schedule, the Seller and its subsidiaries have resolved all material violations, criticisms or exceptions by any Bank Regulator with respect to any such normal periodic examination.

          (b) The Seller has established and maintains disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act as currently applicable. The Seller has conducted an evaluation under the supervision and with the participation of its management, including the Seller's Chief Executive Officer and Chief Financial Officer, of the effectiveness of its disclosure controls and procedures, and has concluded that its disclosure controls and procedures are effective to ensure that information required to be disclosed in the SEC Reports is recorded, processed, summarized and reported, within the periods specified in, and in accordance with the requirements of, the SEC's rules, regulations and forms. Based on such evaluations, (i) there were no significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Seller's ability to record, process, summarize and report financial information and (ii) there was no fraud, whether or not material, that involved management or other employees of the Seller or any of its subsidiaries who have a significant role in the Seller's internal control over financial reporting.

     4.10 AGREEMENTS WITH BANKING AUTHORITIES. Neither the Seller nor any of its
          -----------------------------------
subsidiaries is a party to any commitment letter (other than letters addressed to regulated depository institutions generally), written agreement, memorandum of understanding, order to cease and desist with, is subject to any order or directive specifically naming or referring to Seller or any of its subsidiaries by, has been required to adopt any board resolution by, any Governmental Authority which is currently in effect and restricts materially the conduct of its business, or in any manner relates to its capital adequacy, loan loss allowances or reserves, credit policies, management or overall safety and soundness or such entity's ability to perform its obligations hereunder, and neither the Seller nor any of its subsidiaries has received written notification from any such Governmental Authority that any such Person may be requested to enter into, or otherwise be subject to, any such commitment letter, written agreement, memorandum of understanding, cease and desist order or any other similar order or directive. Neither the Seller nor any of its subsidiaries has been informed by any such Governmental Authority that it is contemplating issuing or requesting any such order, directive, agreement, memorandum of understanding, commitment letter, or similar submission. Except as set forth on Section 4.10 of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries is a party to any agreement or arrangement entered into in connection with the consummation of a federally assisted acquisition of a depository institution pursuant to which the Seller or any of its subsidiaries is entitled to receive financial assistance or indemnification from any Governmental Authority.

     4.11 ABSENCE OF UNDISCLOSED LIABILITIES.  Except for those liabilities that
          ----------------------------------
are fully reflected or reserved against on the Seller's consolidated balance sheet included in the Seller's Form 10-Q for the period ended June 30, 2003 and for liabilities incurred in the ordinary course of business consistent with past practice or in connection with this Agreement or the transactions contemplated hereby, and except for liabilities disclosed in the Seller's Form 10-Q for the period ended June 30, 2003 and except for liabilities disclosed in the Seller Disclosure Schedule, since June 30, 2003, neither the Seller nor any of its subsidiaries has incurred any obligation or liability (contingent or otherwise) that, either alone or when combined with all similar liabilities, has had, or would reasonably be expected to have, a Material Adverse Effect on the Seller.

     4.12 COMPLIANCE WITH APPLICABLE LAW. Except as set forth in Section 4.12 of
          ------------------------------
the Seller Disclosure Schedule, the Seller and each of its subsidiaries holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business, and the Seller and each of its subsidiaries has complied with and is not in violation of or default in any material respect under any, applicable law, statute, order, rule, regulation or policy of, or agreement with, any federal, state or local governmental agency or authority relating to the Seller or any of its subsidiaries, other than where such default or noncompliance will not result in, or create the possibility of resulting in, any Material Adverse Effect on the Seller or any of its subsidiaries, and neither the Seller nor any of its subsidiaries has received any notice of any violation of any such law, statute, order, rule, regulation, policy or agreement, or commencement of any proceeding in connection with any such violation, and does not know of any violation of, any such law, statute, order, rule, regulation, policy or agreement which would have such a result.

     4.13  TAXES AND TAX  RETURNS.  Except as set forth on  Section  4.13 of the
           ----------------------
Seller Disclosure Schedule:

          (a) The Seller and each of its subsidiaries, taken as a whole (referred to for purposes of this Section 4.13, collectively, as the "Seller
                                                                          ------
Companies")  have, since December 31, 1997, timely filed in correct form all Tax
---------
Returns that were required to be filed by any of them on or prior to the date hereof (the "Filed Tax Returns"), and have paid all Taxes shown as being due
               ------------------
thereon, except where the failure to file such Tax Returns or pay such Taxes collectively would not have a Material Adverse Effect on the Seller Companies.

          (b) No assessment, dispute, deficiency, claim or proposed adjustment asserted with respect to any Seller Company that has not been settled or otherwise resolved has been made with respect to Taxes not shown on the Filed Tax Returns, other than such additional Taxes (i) as are being contested in good faith, (ii) which, if determined adversely to the Seller Companies, collectively would not have a Material Adverse Effect on the Seller, and (iii) for which adequate provision has been made on the Seller Balance Sheet. The income Tax Returns of the Seller Companies have not been audited by the IRS or other taxing authority, as applicable, with respect to any taxable year ending December 31, 1995 through December 31, 1999. No Seller Company has been requested to give, or has given, any currently effective waivers extending the statutory period of limitation applicable to any federal, state, county or local income Tax Return for any period. To the best knowledge of the Seller, no material Tax Return of any of the Seller Companies is now under examination by any applicable taxing authority. There are no material liens for Taxes (other than current Taxes not yet due and payable) on any of the assets of any Seller Company, except for such liens for Taxes that collectively would not have a Material Adverse Effect on the Seller.

          (c) Adequate provision has been made in accordance with GAAP on the Seller Balance Sheet for all Taxes of the Seller Companies in respect of all periods through the date hereof. In addition, (i) proper and accurate amounts have been withheld by each Seller Company from their respective employees, shareholders, depositors and payees for all periods in compliance in all material respects with the tax withholding provisions of applicable federal, state, county and local laws; (ii) federal, state, county and local returns which are accurate and complete in all material respects have been filed by the Seller Companies for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes, and information reporting (including IRS Forms 1098 and 1099) and backup and nonresident withholding; (iii) the amounts shown on such returns to be due and payable have been paid in full or adequate provision therefor has been included by the Seller in its consolidated financial statements included in its Annual Report on Form 10-K for the period ended December 31, 2002, or, with respect to returns filed after the date hereof, will be so paid or provided for in the consolidated financial statements of the Seller for the period covered by such returns and
(iv) except for such failures as collectively would not have a Material Adverse Effect on the Seller, the Seller Companies have timely and properly taken such actions in response to and in compliance with notices from the Internal Revenue Service in respect of information reporting and backup and nonresident withholding as are required by law, including the notation in its records of any B notices or C notices received with respect to any customers, shareholders, or payees.

          (d) Except with respect to intra-Seller Company agreements made or required under the federal consolidated tax return regulations, none of the Seller Companies is a party to or bound by any Tax indemnification, Tax allocation or Tax sharing agreement with any person or entity or has any current or potential contractual obligation to indemnify any other person or entity with respect to Taxes.

          (e) None of the Seller Companies has filed or been included in a combined, consolidated or unitary income Tax Return (including any consolidated federal income Tax Return) other than one of which one of the Seller Companies was the parent.

          (f) None of the Seller Companies has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment that will not be deductible under Code Section 162(m) or Code
Section 280G.

          (g) No property of any Seller Company is property that is or will be required to be treated as being owned by another person pursuant to the provisions of Code Section 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is "tax exempt use property" within the meaning of Code Section 168(h). None of the Seller Companies has been required to include in income any adjustment pursuant to Code Section 481 for taxable periods beginning after December 31, 2001 by reason of a voluntary change in accounting method initiated by any Seller Company, and to the best knowledge of the Seller, the IRS has not initiated or proposed any such adjustment or change in accounting method. To the best knowledge of the Seller, none of the Seller Companies is a party to a "reportable transaction" as defined in Treasury Regulations Section 1.6011-4(b).

     4.14  LABOR.  No  work  stoppage   involving  the  Seller  or  any  of  its
           -----
subsidiaries is pending or, to the best knowledge of the Seller, threatened. Neither the Seller nor any of its subsidiaries is involved in, or, to the best knowledge of the Seller, threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which would reasonably be expected to interfere in any material respect with the respective business activities of the Seller or any of its subsidiaries. No employees of the Seller or any of its subsidiaries are represented by any labor union, and, to the best knowledge of the Seller, no labor union is attempting to organize employees of the Seller or any of its subsidiaries.

     4.15 EMPLOYEES.
          ---------

          (a) Except as set forth on Section 4.15(a) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries maintains or contributes to any "employee pension benefit plan" (the "Seller Pension Plans"),
                                                         --------------------
as such term is defined in Section 3(2) of ERISA, "employee welfare benefit plan" (the "Seller Benefit Plans"), as such term is defined in Section 3(1) of
            ---------------------
ERISA, stock option plan, restricted stock plan, stock purchase plan, deferred compensation plan, other employee benefit plan for employees of the Seller or any of its subsidiaries, or any other plan, program or arrangement of the same or similar nature that provides benefits to non-employee directors of the Seller or any of its subsidiaries (collectively, the "Seller Other Plans").
                                               ------------------

          (b) The Seller shall have made available to the Buyer complete and accurate copies of each of the following with respect to each of the Seller Pension Plans, the Seller Benefit Plans and the Seller Other Plans: (i) plan document and any amendment thereto; (ii) trust agreement or insurance contract (including any fiduciary liability policy or fidelity bond), if any; (iii) most recent IRS determination letter, if any; (iv) most recent actuarial report, if any; (v) most recent annual report on Form 5500; and (vi) summary plan description.

          (c) Except as set forth on Section 4.15(c) of the Seller Disclosure Schedule, to the best knowledge of the Seller, each of the Seller Pension Plans, each of the Seller Other Plans and each of the Seller Benefit Plans, which are maintained or contributed to by the Seller, has been administered in compliance with its terms in all material respects and is in compliance in all material respects with the applicable provisions of ERISA (including, but not limited to, the funding and prohibited transactions provisions thereof), the Code and all other applicable laws.

          (d) Each of the Seller Pension Plans which is intended to be a qualified plan within the meaning of Code Section 401(a) has received a favorable determination letter from the IRS that such Plan meets the requirements of Code Section 401(a) and that the trust associated with such Seller Pension Plan is tax exempt under Code Section 501(a), and, to the best knowledge of the Seller, each of such plans is so qualified and the Seller is not aware of any fact or circumstance which would adversely affect the qualified status of any such plan.

          (e) The Seller has made or provided for all contributions to the Seller Pension Plans required thereunder.

          (f) Except as set forth on Section 4.15(f) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries is party to or maintains any contract or other arrangement with any employee or group of employees, providing severance payments, stock or stock-equivalent payments or post-employment benefits of any kind or providing that any otherwise disclosed plan, program or arrangement will irrevocably continue, with respect to any or all of its participants, for any period of time.

          (g) Except as set forth on Section 4.15(g) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries has ever (i) maintained any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA, (ii) maintained any plan subject to Title IV of ERISA, or (iii) provided healthcare or any other non-pension benefits to any employees after their employment is terminated (other than as required by Part 6 of Subtitle B of Title I of ERISA or state health continuation laws) or has ever promised to provide such post-termination benefits.

          (h) No lawsuits, governmental administrative proceedings, claims (other than routine claims for benefits) or complaints to, or by, any person or governmental entity have been filed, are pending, or to the best knowledge of the Seller, threatened with respect to any Seller Pension Plan, Seller Benefit Plan or Seller Other Plan. There is no material correspondence between the Seller and any Governmental Authority related to any other Seller Pension Plan, Seller Benefit Plan or Seller Other Plan concerning any matter that would result in any material liability to the Buyer, the Seller or any Seller Pension Plan, Seller Benefit Plan or Seller Other Plan.

     4.16 CAPITALIZATION. The Seller Bank is "well capitalized," as such term is
          --------------
defined in the rules and regulations promulgated by the OTS. The Seller would be "well capitalized," as such term is defined in the rules and regulations promulgated by the Federal Reserve Board if the Seller were a bank holding company.

     4.17 CRA, ANTI-MONEY LAUNDERING AND CUSTOMER INFORMATION SECURITY.  Neither
          ------------------------------------------------------------
the Seller nor the Seller Bank is aware of, has been advised of, or has reason to believe that any facts or circumstances exist, which would cause the Seller
Bank: (i) to be deemed not to be in satisfactory compliance in any material respect with the CRA, and the regulations promulgated thereunder, or to be assigned a rating for CRA purposes by federal or state bank regulators of lower than "satisfactory;" or (ii) to be deemed to be operating in violation in any material respect of the federal Bank Secrecy Act, as amended, and its implementing regulations (31 C.F.R. Part 103), the USA PATRIOT Act of 2001, Public Law 107-56 (the "USA PATRIOT Act"), and the regulations promulgated thereunder, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance in any material respect with the applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations, including without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder, as well as the provisions of the information security program adopted by the Seller Bank pursuant to 12 C.F.R. Part 570. Furthermore, the Board of Directors of the Seller Bank has adopted and the Seller Bank has implemented an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that comply with Section 326 of the USA Patriot Act and such anti-money laundering program meets the requirements in all material respects of Section 352 of the USA PATRIOT Act and the regulations thereunder.

     4.18 MATERIAL AGREEMENTS.
          -------------------

          (a) Except as set forth on Section 4.18, or in the case of items (ii) or (ix) below, Section 4.15 (a), (c), (f) and (g) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries is a party to or is bound by:

                    (i) any agreement, or legally binding arrangement or commitment, in each case whether written or oral (for purposes of this Section 4.18, an "Agreement"), that is material to the financial condition, results of operations or business of the Seller, except those entered into in the ordinary course of business;

                    (ii) any  Agreement  relating to the  employment,  including without limitation, employment as a consultant, of any person, or the election or retention in office, or severance of any present or former director or officer of the Seller or any of its subsidiaries;

                    (iii) any Agreement with any labor union (other than deposit and loan agreements);

                    (iv) any Agreement by and among the Seller,  any  subsidiary of the Seller and/or any Affiliate thereof;

                    (v) any  Agreement  that would be required to be filed as an
               Exhibit to a Form 10-K filed by the Seller as of the date hereof that has not been filed as an Exhibit to the Form 10-K filed by it for the fiscal year ended December 31, 2002;

                    (vi) any Agreement which, upon and by reason of the consummation of the transactions contemplated by this Agreement, will result in any payment (whether of severance pay or otherwise) becoming due from the Seller or any of its subsidiaries to any officer or employee thereof;

                    (vii) any Agreement which is a consulting or other agreement
               (including agreements entered into in the ordinary course and data processing, software programming and licensing contracts) which is (A) not terminable on sixty (60) days or less notice and
               (B) involves the payment of more than $100,000 per annum;

                    (viii) any Agreement which materially restricts or prohibits the alteration of the conduct of any line of business by the Seller or any of its subsidiaries, or which otherwise requires that a particular line of business be maintained that would materially adversely affect any business conducted by Parent or Buyer (or their Affiliates (other than the Seller and its Subsidiaries));

                    (ix) except for the Seller Stock Option Plans, any Agreement
               (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                    (x) any  non-competition  agreement  or any other  Agreement which purports to limit in any respect, the ability of the Seller or its businesses to solicit customers or the manner in which, or the localities in which, all or any substantial portion of the business of the Seller and its subsidiaries, taken as a whole, or, following consummation of the transactions contemplated by this Agreement, the Buyer and its subsidiaries, is or would be conducted;

                    (xi) any Agreement  providing for the indemnification by the
               Seller or a subsidiary of the Seller of any person, other than customary agreements relating to the indemnity of directors, officers and employees of the Seller or its subsidiaries unless such Agreement is terminable upon 60 days or less notice or involves payment of less than $50,000 per annum and $300,000 in the aggregate;

                    (xii) any Agreement that grants any right of first refusal or right of first offer or similar right or that limits (or purports to limit) the ability of the Seller or any of its subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or business;

                    (xiii) any Agreement providing for any material future payments that are conditioned, in whole or in part, on a change of control of the Seller or any of its subsidiaries;

                    (xiv) any material Agreement pertaining to the use of or granting any right to use or practice any rights under any Seller Intellectual Property Assets, whether the Seller or any of its subsidiaries is the licensee or licensor thereunder; or

                    (xv) any  investment  management  or investment  advisory or sub-advisory or any other contract for the provision of financial planning, brokerage (including, without limitation, insurance brokerage) or similar services not terminable on sixty (60) days or less notice.

     Each Agreement  described in this Section 4.18, whether or not set forth on
Section 4.18 of the Seller Disclosure Schedule, is referred to herein as a "Seller Contract." The Seller has previously delivered to the Buyer true and
-----------------
complete  copies  of  all  employment,   consulting  and  deferred  compensation
agreements which are in writing and to which the Seller or any of its subsidiaries is a party, and has made available to the Buyer true and complete copies of all other Seller Contracts. Except as set forth on Section 4.18 of the Seller Disclosure Schedule, there are no provisions in any Seller Contract that provide any restrictions on, or that require that any financial payment (other than payment of any outstanding principal and accrued interest) be made in the event of, the repayment of the outstanding indebtedness thereunder prior to its term.

          (b) Each Seller Contract listed on such Seller Disclosure Schedule is legal, valid and binding upon the Seller or Seller subsidiary, as the case may be, and is in full force and effect. The Seller and each Seller subsidiary has in all material respects performed all obligations required to be performed by it to date under each such Seller Contract. Except as set forth on Section 4.18(b) of the Seller Disclosure Schedule, no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of the Seller or any Seller subsidiary under any such Seller Contract.

     4.19 PROPERTY AND LEASES
          -------------------

          (a) Each of the Seller and each Seller subsidiary has good and marketable title to all the real property and all other tangible personal property owned by it and included in the Seller Balance Sheet, free and clear of all mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind (collectively, "Liens"), other than (i) Liens that secure liabilities that are reflected in the Seller Balance Sheet or incurred in the ordinary course of business after the date of the Seller Balance Sheet, (ii) Liens for current taxes and assessments not yet past due or which are being contested in good faith, (iii) inchoate mechanics' and materialmen's Liens for construction in progress, (iv) workmen's, repairmen's, warehousemen's and carriers' Liens arising in the ordinary course of business of the Seller or any of its subsidiaries consistent with past practice, (v) all matters of record, Liens and other imperfections of title and encumbrances which, either individually or in the aggregate, would not be material, and (vi) those items that secure public or statutory obligations or any discount with, borrowing from, or obligations to any Federal Reserve Bank or Federal Home Loan Bank, interbank credit facilities, or any transaction by any Seller subsidiary acting in a fiduciary capacity.

          (b) Each lease of real property leased for the use or benefit of the Seller or any of its subsidiaries to which any of the foregoing is a party, and all amendments and modifications thereto, is in full force and effect, and there exists no material default under any such lease by the Seller or any of its subsidiaries nor, to the best knowledge of the Seller and except as set forth on
Section 4.19(b) of the Seller Disclosure Schedule, any event which with notice or lapse of time or both would constitute a material default thereunder by the Seller or any other Seller subsidiaries, except for such defaults which, individually, or in the aggregate, would not result in the forfeiture of the use or occupancy of the property covered by such lease or in a material liability to the Seller.

     4.20 LOAN PORTFOLIO.
          --------------

          (a) Except as set forth in Section 4.20(a) of the Seller Disclosure Schedule, to the best knowledge of the Seller, all of the written or oral loan agreements, notes or borrowing arrangements (including without limitation, leases, credit enhancements, commitments, guarantees and interest-bearing assets) with respect to loans in excess of $300,000 in original principal amount (collectively, "Loans") originated and held currently and at the Effective Time
                 -----
by the Seller or any of its subsidiaries, and any other Loans purchased and held currently and at the Effective Time by the Seller or any of its subsidiaries, were solicited, originated and exist, and will exist at the Effective Time, in material compliance with all applicable loan policies and procedures of the Seller or such subsidiary. The information (including electronic information and information contained on tapes and computer disks) with respect to all loans of the Seller and its subsidiaries furnished to the Buyer by the Seller is, as of the respective dates indicated therein, true and complete in all material respects; provided, however, that such information excludes such information as
           -----------------
would identify the name and address or other similar personal information of any customer of Seller. To the best knowledge of the Seller, all loans originated, directly or through third party mortgage brokers, have been originated in compliance with all federal, state and local laws, including without limitation, the Real Estate Settlement Procedures Act of 1974, as amended.

          (b) Section 4.20(b) of the Seller Disclosure Schedule sets forth (i) the aggregate outstanding principal amount, as of the date hereof, of all Loans, other than non-accrual Loans, and (ii) the aggregate outstanding principal amount, as of August 31, 2003, of all non-accrual Loans. As of August 31, 2003, the Seller and its subsidiaries, taken as a whole, did not have outstanding Loans and assets classified as OREO with an aggregate then outstanding, fully committed principal amount in excess of $500,000 net of specific reserves with respect to such Loans and assets, that were designated by the Seller as "special mention," "substandard," "doubtful," "loss" or words of similar import ("Criticized Assets"). Section 4.20(b) of the Seller Disclosure Schedule sets
  ------------------
forth (y) a summary of Criticized Assets as of August 31, 2003, by category of Loan (e.g., commercial and consumer), together with the aggregate principal amount of such Loans by category and (z) each asset of the Seller that, as of August 31, 2003, is classified.

     4.21 INVESTMENT  SECURITIES.  Except for pledges to secure public and trust
          ----------------------
deposits, Federal Reserve and Federal Home Loan Bank borrowings, repurchase agreements and reverse repurchase agreements entered into in arms'-length transactions pursuant to normal commercial terms and conditions and other pledges required by law, none of the investments reflected in the Seller Balance Sheet, and none of the material investments made by the Seller or any of its subsidiaries since December 31, 2002, is subject to any restriction (contractual, statutory or otherwise) that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time.

     4.22   DERIVATIVE   TRANSACTIONS.   Neither  the  Seller  nor  any  or  its
            -------------------------
subsidiaries is engaged in transactions in or involving forwards, futures, options on futures, swaps or similar derivative instruments except as agent on the order and for the account of others other than Federal Home Loan Bank advances or in connection with mortgage loan secondary market activities in the ordinary course of business consistent with the Seller Bank's past practices.

     4.23  INSURANCE.  Section  4.23(a) of the Seller  Disclosure  Schedule sets
           ---------
forth a summary of all material policies of insurance of the Seller and its subsidiaries currently in effect, which summary is accurate and complete in all material respects. All of the policies relating to insurance maintained by the Seller or any of its subsidiaries with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement therefor) are in full force and effect and, neither the Seller nor any of its subsidiaries has received any notice of cancellation with respect thereto. Except as set forth on Section 4.23(b) of the Seller Disclosure Schedule, all life insurance policies on the lives of any of the current and former officers and directors of the Seller or any of its subsidiaries which are maintained by the Seller or any such subsidiary which are otherwise included as assets on the books of the Seller or such subsidiary (i) are, or will at the Effective Time be, owned by the Seller or such subsidiary, as the case may be, free and clear of any claims thereon by the officers or members of their families, except with respect to the death benefits thereunder, as to which the Seller or such subsidiary agree that there will not be an amendment prior to the Effective Time without the consent of the Buyer, and (ii) are accounted for properly as assets on the books of the Seller or such subsidiary in accordance with GAAP.

     4.24 ENVIRONMENTAL MATTERS.
          ---------------------

          (a)  Except as set forth in the  Environmental  Reports  or in Section
4.24 of the Seller Disclosure Schedule, each of the Seller and its subsidiaries, and each property currently or previously owned (when so owned) by any of them (the "Owned Property") is, and during the period of ownership was, and, to the
      ---------------
best knowledge of the Seller, each Loan Property is and has been since January 1, 2000 in material compliance with all applicable Environmental Laws, including without limitation, with any Environmental Permits necessary for the current use of the Owned Property and the Loan Property, and the future use anticipated or reasonably foreseeable by the Seller. Each Environmental Permit is in full force and effect.

          (b) To the best knowledge of the Seller, there are no material pending or threatened Environmental Claims implicating the Seller, any of its subsidiaries, the Owned Property or the Loan Property, and neither the Seller nor its subsidiaries has knowledge of any facts, circumstances or conditions that any such Environmental Claims with respect to the Seller, any of its subsidiaries, the Owned Property or the Loan Property is reasonably likely to occur.

          (c) During the period of (i) the Seller's or any of its subsidiaries' ownership or operation of any Owned Property, or (ii) the Seller's or any of its subsidiaries' holding of a security interest in a Loan Property, to the best knowledge of Seller, there is and has been no presence or Release of Hazardous Materials in, on, under or affecting any such properties, except where such presence or Release of Hazardous Materials is not or would not, either individually or in the aggregate, be material, or where such Release has been Remediated in compliance with Environmental Laws. To the best knowledge of the Seller, prior to the period of (y) the Seller's or any of its subsidiaries' ownership or operation of the Owned Property, or (z) the Seller's or any of its subsidiaries' holding of a security interest in a Loan Property, there was no presence or Release of Hazardous Materials in, on, under or affecting any such property, except where such presence or Release is not or would not, either individually or in the aggregate, be material, or where such Release has been Remediated in compliance with Environmental Laws.

          (d) Neither Seller nor any of its subsidiaries is an owner or operator of any Loan Property, and there are no facilities associated with any such Loan Property in which the Seller or any of its subsidiaries participates or has participated in the management of such property in any manner that contradicts settled exceptions, safe havens or other available protections for lenders under Environmental Laws.

          (e) Except as set forth in Section 4.24(e) of the Seller Disclosure Schedule, neither the Owned Property or any structures located thereon, nor, to Seller's best knowledge, the Loan Property or any structures located thereon, contains or, to Seller's best knowledge, ever has contained any underground or aboveground storage tanks, asbestos or asbestos-containing material, polychlorinated biphenyls or equipment containing the foregoing, lead or lead-based paint, or urea formaldehyde foam insulation.

          4.25 RECENT  ACQUISITIONS.  Except as set forth in Section 4.25 of the
               --------------------
Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries has any liability or obligation of any nature (whether accrued, absolute, contingent, or otherwise and whether due or to become due) arising out of or relating to any acquisition which has not been adequately provided for, reflected or disclosed in the Seller Reports or the Seller Balance Sheet.

     4.26  STATE  TAKEOVER  LAWS;  SHAREHOLDER  RIGHTS  AGREEMENT.  The Board of
           ------------------------------------------------------
Directors  of the  Seller  has  approved  this  Agreement  and  taken  all other requisite action such that the provisions of any antitakeover laws and regulations of any Governmental Authority, including without limitation, Sections 2561 through 2567, inclusive, of the PBCL and the provisions of the Seller's Articles of Incorporation relating to special voting requirements for certain business combinations, will not apply to this Agreement or any of the other Transaction Documents or any of the other transactions contemplated hereby or thereby. The amendment to the Company Rights Agreement previously furnished by the Seller to the Parent has been duly authorized and adopted by the Seller and the Seller Board and the Seller has otherwise taken all action necessary so that the entering into this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not enable or require the Company Rights to be exercised, distributed or triggered by any person. Without limiting the generality of the foregoing, no person, including without limitation, the Parent, the Buyer or the Merger Sub, shall become an "Acquiring Person", and no "Shares Acquisition Date" or "Distribution Date" (as such terms are defined in the Company Rights Agreement) shall occur or be deemed to have occurred (in each case either immediately upon execution of this Agreement or any of the other Transaction Documents or upon the passage of time), under the Company Rights Agreement as a result of the execution, delivery or performance by the parties hereto of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

     4.27 PROXY STATEMENT;  SELLER INFORMATION.  The information relating to the
          ------------------------------------
Seller and its subsidiaries to be contained in the Seller Proxy Statement as described in Section 6.1 hereof, and any other documents filed with the SEC in connections herewith, will not, on the date the Seller Proxy Statement is first mailed to stockholders of the Seller or at the time of the Seller Stockholders Meeting, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading at the time and in light of the circumstances under which such statement is made. The Seller Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

     4.28 DEPOSIT/LOAN AGREEMENTS. The deposit and loan agreements of the Seller
          -----------------------
Bank comply in all material respects with all applicable laws, rules and regulations.

     4.29 BROKER/DEALER STATUS. TGH Securities,  Inc. ("TGH") is duly registered
          --------------------                          ---
as a broker-dealer under the Exchange Act and is duly registered, licensed or qualified as a broker-dealer in all jurisdictions where such registration, licensing or qualification is required in order to conduct its business. Except as listed in Section 4.29 of the Seller Disclosure Schedule, TGH acts purely as a broker and neither holds principal positions in, nor acts as an underwriter, market maker or dealer, with respect to securities. Each such registration, license or qualification is in full force and effect and in good standing. TGH is a member in good standing of the National Association of Securities Dealers (the "NASD"). TGH and each of its managers, directors, officers, employees and
      ----
registered persons in respect of their service with TGH:

          (a) has been, and is, in compliance, in the conduct of its business, with all applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto or to the employees conducting such businesses, and with the applicable rules and regulations of the NASD and the Municipal Securities Rulemaking Board ("MSRB"), including without limitation, (i) all applicable regulatory net
 -----
capital requirements, including Rule 15c3-1 under the Exchange Act and, as applicable, the "early warning" requirements in Rule 17a-11 under the Exchange Act; (ii) all rules and regulations relating to the maintenance and preservation of books and records; (iii) the provisions of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder; and
(iv) Rule G-37 of the MSRB relating to political contributions and prohibitions on municipal securities business; and

          (b) has and has had all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities and the NASD and MSRB that are required in order to permit TGH to operate its business as presently conducted and that are required to allow each them to conduct any activities that they are conducting or are required to conduct on behalf of TGH; all such permits, licenses, authorizations, orders, franchises and approvals are in full force and effect and in good standing and no suspension or cancellation of any of them is threatened or reasonably likely; and all such filings, applications and registrations are current and do not need to be amended in any material respect.

     4.30 INVESTMENT  MANAGEMENT AND RELATED ACTIVITIES.  Except as set forth in
          ---------------------------------------------
Section 4.30 of the Seller Disclosure Schedule, none of the Seller, any of its subsidiaries or the Seller's or its subsidiaries' directors, officers or employees is required to be registered, licensed or authorized as an investment adviser, a broker, dealer, an insurance agency or company, a commodity trading adviser, a commodity pool operator, a futures commission merchant, an introducing broker, a registered representative or associated person, investment adviser, representative or solicitor, a counseling officer, an insurance agent, a sales person or in any similar capacity with a Governmental Authority.


     4.31  INTELLECTUAL  PROPERTY.  Except as set forth on  Section  4.31 of the
           ----------------------
Seller Disclosure Schedule, the Seller and each subsidiary of the Seller owns or possesses valid and binding licenses and other rights to use without payment of any material amount all material patents, copyrights, trade secrets, trade names, service marks and trademarks used in its businesses ("Seller Intellectual
                                                             -------------------
Property  Assets"),  and  none  of the  Seller  or any of its  subsidiaries  has
----------------
received any notice of conflict with respect thereto.

     4.32 DISCLOSURE. No representation or warranty contained in this Agreement,
          ----------
and no statement contained in any certificate, list or other writing, including but not necessarily limited to the Seller Disclosure Schedule, specifically required to be furnished to the Buyer pursuant to the provisions hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein not misleading.

             ARTICLE V - COVENANTS RELATING TO CONDUCT OF BUSINESS

     5.1 CONDUCT OF BUSINESSES  PRIOR TO THE EFFECTIVE  TIME.  During the period
         ---------------------------------------------------
from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, and except as set forth in Section
5.1 of the Seller Disclosure Schedule, the Seller shall, and shall cause each of its subsidiaries to: (a) conduct its business in the usual, regular and ordinary course consistent with past practice, (b) use reasonable best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships and retain the services of its officers and key employees, including without limitation, as set forth in Schedule 5.1 of the Seller Disclosure Schedule; provided, that if the Merger shall not be
                                --------   ----
consummated, the Buyer shall reimburse the Seller for the cost of any retention bonuses paid to or earned by the employees prior thereto pursuant to such program, and (c) take no action which would materially adversely affect or materially delay the ability of the Seller to obtain any necessary approvals of any Governmental Authority required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement.

     5.2 SELLER FORBEARANCES.  During the period from the date of this Agreement
         -------------------
to the Effective Time, except as set forth on Section 5.2 of the Seller Disclosure Schedule and, except as expressly contemplated or permitted by this Agreement or as required by applicable law or regulation (and the Buyer acknowledges that any action taken by the Seller or any of its subsidiaries prior to the Effective Time which is expressly permitted or required by this Agreement or as required by applicable law or regulation shall not be deemed a breach of any representation, warranty, agreement or covenant herein), the Seller shall not, and the Seller shall not permit any of its subsidiaries to, without the prior written consent of the Buyer, which, except for Section 5.2(b) hereof, consent shall not be unreasonably withheld or delayed:

          (a) other than in the ordinary course of business consistent with past practice, issue any debt securities or otherwise incur any indebtedness for borrowed money (other than short-term indebtedness incurred to refinance short-term indebtedness and indebtedness of the Seller or any of its subsidiaries to the Seller or any of its subsidiaries; it being understood and agreed that incurrence of indebtedness in the ordinary course of business shall include, without limitation, the creation of deposit liabilities, Federal Home Loan Bank borrowings, purchases of federal funds, sales of certificates of deposit and entering into repurchase agreements), assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loans, advances or renewals thereof in excess of $500,000;

          (b) adjust,  split,  combine or  reclassify  any shares of its capital stock or issue any other securities in respect of, in lieu of, or in substitution for shares of its capital stock, make, declare or pay any dividend or make any other distribution on, whether payable in cash, stock, property or otherwise, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, or grant any stock appreciation rights, restricted stock, bonus stock or grant any individual, corporation or other entity any right to acquire any shares or its capital stock (except (i) Seller may acquire Trust Account Shares or DPC Shares in the ordinary course of business, consistent with past practice, (ii) Seller shall be entitled to pay a cash dividend of not more than $0.10 per share of Seller Common Stock as declared on September 17, 2003 for the fiscal quarter ended September 30, 2003 to be paid on October 15, 2003; (iii) in the event that the Closing has not occurred on or prior to January 14, 2004, the Seller shall be entitled to declare and pay one additional dividend prior to the Effective Time to holders of record of Seller Common Stock in an amount equal to $0.10 per share for the calendar quarter ended December 31, 2003; and (iv) dividends paid by any of the wholly owned subsidiaries of the Seller to the Seller or any of its wholly-owned subsidiaries); or issue, sell pledge or encumber any additional shares of capital stock or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, except up to a maximum of 694,235 shares of Seller Common Stock pursuant to the exercise of stock options or warrants outstanding as of the date of this Agreement (provided, however, that nothing in this
                                     ------------------
Section 5.2 shall be deemed to prohibit or restrict Seller from taking any action with respect to the Rights Plan that is consistent with Section 4.26 of this Agreement);

          (c) sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets to any individual, corporation or other entity other than a direct or indirect wholly-owned subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, except in each case contemplated by this clause (c) in the ordinary course of business consistent with past practice or pursuant to contracts or agreements in force at the date of this Agreement;

          (d) except for transactions in the ordinary course of business consistent with past practice, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation or other entity other than a wholly owned subsidiary thereof, or commitment to make such an investment, and, in any event regardless of whether consistent with past practice, make any such investment or commitment to make such an investment which is in excess of $300,000; provided, however,
                                                             -------------------
that the terms of this Section 5.2(d) shall not apply to the Seller's investment securities portfolio or gap position, each of which is expressly covered by
Section 5.2(j) hereof;

          (e) increase or decrease its equity ownership position in any corporation or other entity in which Seller holds, as of the date of this Agreement five percent (5%) or greater of any class of voting securities;

          (f) except for transactions in the ordinary course of business consistent with past practice, enter into, terminate or renew any material contract or agreement, or make any change in any Seller Contract or in its other material contracts;

          (g) (i) adopt, amend, renew or terminate any plan or any agreement, arrangement or plan between the Seller or any of its subsidiaries and one or more of its current or former directors, officers or employees; (ii) enter into, modify or renew any employment, severance or other agreement with any director, officer or employee of the Seller or any of its subsidiaries; (iii) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund policy or arrangement providing for any benefit to any director, officer or employee; (iv) pay any bonus to any of its officers or employees other than a bonus earned for the year ending December 31, 2003 which shall have been fully accrued on the Seller's balance sheet and in accordance with the pre-determined performance targets; or (v) increase in any manner the compensation or fringe benefits of any of its employees or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees or become a party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee, in all cases contemplated by clauses (i), (ii), (iii), (iv) or (v), other than (A) in the ordinary course of business consistent with past practice; or (B) as may be required by applicable law, including as a condition of continued tax qualifications; provided,
                                                                       ---------
however,  that the Seller  shall be  permitted  to make the  retention  payments
-------
contemplated by Section 5.1 and the payments set forth on Section 6.5(d) of the Seller Disclosure Schedule.

          (h) settle any claim, action or proceeding, except in the ordinary course of business consistent with past practice;

          (i) amend its Articles of Incorporation or its By-Laws, or adopt any resolution granting Dissenters Rights;

          (j) other than in the ordinary course of business, restructure or materially change its investment securities portfolio or its gap position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

          (k) enter into any new line of business or file any application to relocate or terminate the operations of any banking office of the Seller or any of its subsidiaries or, other than after prior consultation with Buyer, materially expand the business currently conducted by the Seller and its subsidiaries;

          (l) acquire or agree to acquire, by merging or consolidating with, or by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, Joint Venture, other business organization or any division thereof or any material amount of assets other than OREO;

          (m) incur or commit to any capital expenditures or any obligations or liabilities in connection therewith other than in the ordinary course of business consistent with past practice, and in all cases the Seller agrees to obtain the consent of the Buyer with respect to any capital expenditures that individually exceed $50,000 or cumulatively exceed $250,000;

          (n) other than with the cooperation of and in consultation with the Buyer, make or change any material Tax election, file any material amended Tax Return, enter into any material closing agreement, settle or compromise any material liability with respect to Taxes, agree to any material adjustment of any Tax attribute, file any claim for a material refund of Taxes, or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment; provided, that, for purposes of this subparagraph (n),
                       ---------------
"material" shall mean affecting or relating to $75,000 of taxable income;

          (o) take any action with respect to accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by the Seller's independent accountants;

          (p) make any new or additional equity investment in real estate or commitment to make any such an investment or in any real estate development project, other than: (i) in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings in the ordinary course of business consistent with past practice or (ii) as required by agreements or instruments in effect as of the date hereof;

          (q) change in any material respect its loan or investment policies and procedures, except as required by regulatory authorities or by applicable law;

          (r) enter into or renew, amend or terminate, or give notice of a proposed renewal, amendment or termination of or make any commitment with respect to, (i) any lease, contract, agreement or commitment for office space, operations space or branch space, regardless of where located or to be located, to which the Seller or any of its subsidiaries is, or may be, a party or by which the Seller or any of its subsidiaries or their respective properties is bound, other than in the ordinary course and consistent with past practices; or
(ii) regardless of whether in the ordinary course or consistent with past practices, any lease, contract, agreement or commitment involving an aggregate payment by or to the Seller or any of its subsidiaries of more than $150,000 or having a term of one year or more from the date of execution;

          (s) commit any act or omission which constitutes a material breach or default by the Seller or any of its subsidiaries under any agreement with any Governmental Authority or under any material contract or material license to which any of them is a party or by which any of them or their respective properties is bound;

          (t) engage in any activity that would disqualify Rox Del Corp. from the exemption from taxation under Delaware Code Tit. 30, Section 1902(b)(8);

          (u) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

          (v) foreclose on or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose on any commercial real estate if such environmental assessment identifies a recognized environmental condition which, if such foreclosure were to occur, would be material;

          (w) renew, amend or permit to expire, lapse or terminate or knowingly take any action reasonably likely to result in the creation, renewal, amendment, expiration, lapse or termination of any insurance policies referred to in
Section 4.23 hereof; or

          (x) authorize or agree to, or make any commitment to, take any of the actions prohibited by this Section 5.2.

     5.3 BUYER  FORBEARANCES.  During the period from the date of this Agreement
         -------------------
to the Effective Time, except as expressly contemplated or permitted by this Agreement, the Buyer and its Affiliates shall not, and the Buyer shall not permit any of its subsidiaries to, without the prior written consent of the Seller, which consent shall not be unreasonably withheld or delayed:

          (a) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions of the Merger set forth in Article VII of this Agreement not being satisfied or in a violation of any provision of this Agreement;

          (b) take any action that is intended or may reasonably be expected to materially adversely affect or materially delay its ability to obtain any necessary approvals of any Governmental Authority required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement; or

          (c) agree to, or make any commitment to, take any of the actions prohibited by this Section 5.3.


     5.4 SYSTEM  CONVERSIONS;  TIMING. From and after the date hereof, the Buyer
         ----------------------------
and the Seller shall meet on a regular basis to discuss how to cooperate and plan for the conversion of the Seller's and its subsidiaries' data processing and related electronic informational systems (collectively, "Information
                                                                     -----------
Systems") to those used by the Buyer and its  subsidiaries.  This planning shall
-------
include, but not be limited to, discussion of (a) Seller's third-party service provider arrangements, (b) non-renewal of personal property leases and software licenses used by the Seller or any of its subsidiaries in connection with its systems operations, (c) retention of outside consultants and additional employees to assist with the conversion, (d) outsourcing, as appropriate, of proprietary or self-provided system services and (e) actions necessary and appropriate to facilitate the conversion on the first (1st) day following the Effective Time or such other later date as determined by the Buyer in its sole discretion. Promptly following the Buyer's request, the Seller shall take, and shall cause its subsidiaries to take, all action which is reasonably necessary to facilitate the conversion either on the first (1st) day following the Effective Time or such other later date as determined by the Buyer in its sole discretion; it being understood that such actions will consist of providing information to enable the Buyer to adapt it systems to most efficiently interface with the Information Systems; provided further, however, that neither
                                         -------------------------
the Seller nor any of its subsidiaries shall be obligated to take any action pursuant to this Section 5.4 which is inconsistent with applicable banking laws and regulations nor will Seller nor any of its subsidiaries be obligated to take any action with respect to its Information Systems which cannot be promptly reversed or would unreasonably interfere with the operation of or adversely affect such Information Systems or the business of the Seller and its subsidiaries prior to the Closing. Following the receipt of all required approvals from the FDIC, the Federal Reserve Board and the Pennsylvania Commissioner in respect of the transactions contemplated hereby, Buyer may place one or more Buyer employees on site at the Seller and/or the Seller Bank to observe and facilitate actions to be taken pursuant to this Section 5.4. In the event that the Seller or any of its subsidiaries takes, at the request of the Buyer, any action relative to third parties to facilitate the conversion that results in the imposition of any reasonable out-of-pocket termination fees, expenses or charges, and the merger is not consummated for any reason, the Buyer shall indemnify the Seller and its subsidiaries for any such fees, expenses and charges, and the costs of reversing the conversion process.

     5.5 CERTAIN CHANGES AND  ADJUSTMENTS.  Prior to the Closing,  the Buyer and
         --------------------------------
the Seller shall consult with each other concerning the Seller Bank's loan, litigation and real estate valuation policies and practices (including loan classifications and levels of reserves) and the Buyer's plans with respect to the foregoing after the Effective Time. Moreover, the Seller and the Buyer shall consult with each other concerning (i) the potential sale of certain of Seller's assets to third parties and (ii) the potential dissolution of certain of Seller's subsidiaries, any such action to be done immediately preceding, concurrently with, or promptly after, the Closing. No action taken by the Seller or the Seller Bank pursuant to this Section 5.5 or the consequences resulting there from shall be deemed to be a breach of any representation, warranty, agreement or covenant herein or constitute a Material Adverse Effect on the Seller.

     5.6 BRANCHES.  The Buyer and the Seller shall  consult and  cooperate  with
         --------
each other concerning the alignment of the Buyer's and the Seller Bank's branches following the Effective Time, and the Seller shall, if requested by the Buyer, cooperate with the Buyer to cause the Seller Bank to prepare and file, or to assist with the preparation and filing, of applications and other notices with all appropriate Governmental Authorities that may be necessary to close or consolidate any of the Seller's branches with such filings to occur concurrently with or after the later of (x) receipt of all required approvals from the FDIC, the Federal Reserve Board and the Pennsylvania Commissioner in respect of the transactions contemplated hereby, or (y) receipt of the approval of this Agreement by the Seller's stockholders at the Seller Stockholders Meeting. Notwithstanding anything in this Agreement to the contrary, Seller shall not be obligated to make any filings pursuant to this Section 5.6 on December 26, 2003. If for any reason the Merger is not consummated in accordance with the terms of this Agreement, the Buyer shall reimburse the Seller and its subsidiaries for any fees or expenses incurred in connection with the preparation and filing of such applications at the request of the Buyer.

     5.7  PURCHASER  PRODUCTS  AND  SERVICES.  From and  after  the date of this
          ----------------------------------
Agreement, the Buyer and the Seller shall consult with each other on the introduction of products and services not currently offered by the Seller Bank which the Buyer would expect to make available to customers following the Effective Time; provided, however, that nothing herein shall obligate the Seller
                -----------------
to offer any such products or services prior to the Effective Time.

     5.8 ALCO  MANAGEMENT.  Except as otherwise  required by  applicable  law or
         ----------------
regulation, the Seller and the Seller Bank agree to manage their assets and liabilities in accordance with Seller's asset and liability management policy as in effect on the date hereof, unless otherwise agreed by the parties. Neither the Seller nor the Seller Bank shall amend or modify such policy without the express written consent of the Buyer. The Seller and the Buyer agree to consult on investment programs to be administered by the Seller Bank.

     5.9 DEPOSIT  INCENTIVE  PLAN.  The Seller  agrees that it will  consult and
         ------------------------
reasonably cooperate with the Buyer in the development and implementation of policies and programs to retain and grow deposits and, following the execution and delivery of this Agreement, the Seller and the Buyer will adopt and implement a deposit incentive plan for management and branch staff of the Seller and the Seller Bank ("Deposit Incentive Plan") on such terms and conditions as
                      ------------------------
may be mutually agreed upon by the Seller and the Buyer and set forth in the Deposit Incentive Plan. The Deposit Incentive Plan shall include, as may be mutually agreed upon, among other things, product structure and other initiatives designed to incentivize management and branch staff to increase the deposits held by the Seller and the Seller Bank through the period of the system conversion.

     5.10  COMMUNICATIONS  AND NOTICES.  The Seller  shall,  and shall cause its
           ---------------------------
subsidiaries to, consult and reasonably cooperate with the Buyer regarding communications relating to the Merger or any of the other transactions contemplated hereby and to be distributed generally to customers or employees of the Seller or any of its subsidiaries prior to the Effective Time (the "Communications"). The Seller, if requested by and at the sole expense of the
 --------------
Buyer, shall assist, and cause its subsidiaries to assist, with the preparation and distribution of such Communications. Notwithstanding the foregoing, with the consent of Seller (such consent not to be unreasonably withheld) and following the later of (x) receipt of all required approvals from the FDIC, the Federal Reserve Board, and the Pennsylvania Commissioner in respect of the transactions contemplated hereby or (y) approval of the Agreement and Merger by the Seller Stockholders, the Buyer may distribute any such Communication to customers or employees of the Seller. Nothing in this Agreement shall be deemed to limit or restrict Seller from making any announcement or disclosure required by applicable law or regulation.

                       ARTICLE VI - ADDITIONAL AGREEMENTS

     6.1 REGULATORY MATTERS; CONSENTS.
         ----------------------------

          (a) The Seller will take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the "Seller Stockholders Meeting") to be held as soon as practicable, and in no event more than 45 days (subject to extension with the consent of the Buyer, such consent not to be unreasonably withheld) following clearance by the SEC of the Seller Proxy Statement, for the purpose of approving this Agreement and the Merger; provided,
                                                                       ---------
however, that the Buyer and the Parent shall have complied with their respective
-------
obligations under Section 6.1(d) of this Agreement.

          (b) The Seller's Board of Directors has declared this Agreement advisable and has adopted a resolution recommending approval and adoption of this Agreement and the Merger by the Seller's stockholders, and except as provided in Section 6.2 hereof, the Board of Directors of the Seller shall at all times recommend approval and adoption of this Agreement and the Merger by the Seller's stockholders.

          (c) As soon as practicable after the date hereof, and in any event within twenty-five (25) days after the date of this Agreement (assuming commercially reasonable efforts by the Buyer and the Parent to cooperate and compliance by Buyer with Sections 6.1(c), 6.1(d) and 6.1(e) of this Agreement), the Seller shall prepare and file the Seller Proxy Statement with the SEC and shall use its reasonable best efforts to have the Seller Proxy Statement cleared by the SEC as soon as practicable thereafter. The Buyer and the Seller shall cooperate with each other in the preparation of the Seller Proxy Statement and the Seller shall notify the Buyer promptly of the receipt of any comments of the SEC with respect to the Seller Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to the Buyer promptly copies of all correspondence between the Seller or any representative of the Seller and the SEC. The Seller shall give the Buyer and its counsel the opportunity to review and comment upon the Seller Proxy Statement prior to its being filed with the SEC and shall give the Buyer and its counsel the opportunity to review and comment upon all amendments and supplements to the Seller Proxy Statement and all written responses to requests for additional information and written replies to comments prior to their being filed with, or sent to, the SEC. Each of the Buyer and the Seller agrees to use its reasonable best efforts, after consultation with the other party hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Seller Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of Seller Common Stock entitled to vote at the Seller Stockholders Meeting referred to in Section 6.1(a) hereof at the earliest practicable time following clearance of the Seller Proxy Statement by the SEC (but in no event later than two (2) weeks after clearance by the SEC).

          (d) As soon as practicable after the date hereof, and (assuming commercially reasonable efforts by the Seller to cooperate, including, without limitation, compliance by the Seller with Section 6.1(c) of this Agreement) in any event within thirty (30) days after the date of this Agreement, the Buyer shall prepare and file such applications with Federal Reserve Board, the Pennsylvania Department of Banking and/or the FDIC as may be required for approval of the Merger and Buyer shall use its reasonable efforts to have such applications approved by the

Federal Reserve Board, the Pennsylvania Department of Banking and/or the FDIC, as the case may be. The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file any other necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Authorities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including, without limitation, the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Authorities. The Buyer and the Seller shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to the Buyer or the Seller, as the case may be, and any of their respective subsidiaries, which appear in any filing made with, or written materials submitted to, any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

          (e) The Buyer and the Seller shall, upon request, furnish each other with all information concerning themselves, their subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the preparation of the Seller Proxy Statement or any other statement, filing, notice or application made by or on behalf of any Affiliate of the Buyer, the Buyer or the Seller or any of their respective subsidiaries to any Governmental Authority in connection with the Merger and the other transactions contemplated by this Agreement.

          (f) The Buyer and the Seller shall promptly advise each other upon receiving (and the Buyer shall so advise with respect to communications received by any Affiliate of the Buyer) any communication from any Governmental Authority or third party whose consent or approval is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval or third party consent will not be obtained or that the receipt of any such approval will be materially delayed.

     6.2 NO  SOLICITATION.  The  Seller  agrees  that,  during  the term of this
         ----------------
Agreement, it shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives (collectively, its "Agents") to, directly or
                                                     ------
indirectly, solicit, initiate, knowingly encourage, take any action to facilitate, or furnish or disclose nonpublic information in furtherance of, any inquiries or the making of any offer or proposal regarding any Acquisition Transaction, or participate in any discussions or negotiations with, or provide any information to, any Person (other than the Buyer and its Affiliates or representatives) concerning any Acquisition Transaction or enter into any definitive agreement, arrangement or understanding for any Acquisition Transaction or requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided, that the Seller or its Agents may furnish or cause to be furnished information to, and negotiate or otherwise engage in discussions with, any individual or entity (or its representatives) that delivers a bona fide written proposal for an Acquisition Transaction that was not solicited, encouraged or facilitated by the Seller or any of its Agents after the date of this Agreement and prior to the Seller Stockholders Meeting if and so long as (a) the Board of Directors of the Seller determines (i) in good faith by a majority vote, after consultation with its outside legal counsel, that failing to take such action would be inconsistent with its fiduciary duties under applicable laws and (ii) that such a proposal is or would be reasonably likely to result in a Superior Proposal and (b) prior to furnishing any information to such individual or entity, Seller shall enter into a confidentiality agreement with such individual or entity that is no less restrictive, in any material respect, than the Confidentiality Agreement dated as of August 21, 2003 by and between Parent and Seller ("Confidentiality Agreement"), and Seller shall enforce, and shall not
          --------------------------
waive any of the provisions of any such confidentiality agreement. The Board of Directors of the Seller shall be permitted to withdraw, modify or change in a manner adverse to the Buyer its recommendation to the Seller's stockholders required under Section 6.1(b) hereof with respect to an unsolicited bona fide written Acquisition Transaction if, but only if, (aa) after consultation with the Seller's outside legal counsel, the Board of Directors of the Seller determines in good faith by a majority vote that failing to take such action would be inconsistent with its fiduciary duties under applicable law; (bb) the Board of Directors of the Seller has determined in good faith by a majority vote that the Acquisition Transaction is a Superior Proposal; (cc) the Board of Directors of the Seller has given the Buyer five (5) business days' prior written notice of its intention to withdraw, modify or change in a manner adverse to the Buyer its recommendation to the Seller's stockholders required under Section 6.1(b) hereof; (dd) the Seller's Board of Directors has considered any changes to the Merger Consideration and to this Agreement (if any) proposed by the Buyer; (ee) the Seller's Board of Directors has determined in good faith by a majority vote, after consultation with the Seller's outside legal counsel and after consultation with a financial advisor of nationally recognized reputation, that such unsolicited proposal remains a Superior Proposal even after the changes proposed by Buyer; and (ff) the Seller has complied in all material respects with this Section 6.2 (provided, that the foregoing shall in
                                          ---------------
no way limit or otherwise affect Buyer's right to terminate this Agreement pursuant to Section 8.1(f) hereof). Any such withdrawal, modification or change of the recommendation of the Board of Directors of the Seller shall not change the approval of the Board of Directors of the Seller for purposes of causing any state takeover statute or other state law to be inapplicable to the transactions contemplated by this Agreement, including the Merger or the transactions contemplated by this Agreement.

Seller immediately will cease, and shall cause its Agents and subsidiaries and its subsidiaries' Agents to cease, all existing activities, discussions and negotiations with any individual or entity conducted heretofore with respect to any proposal for an Acquisition Transaction and request the return or destruction of all confidential information regarding Seller or its subsidiaries provided to any such individual or entity prior to the date of this Agreement pursuant to the terms of any confidentiality agreements and the Seller shall enforce, and shall not waive, any of the provisions of any such confidentiality agreement.

From and after the execution of this Agreement, Seller shall advise Buyer within the Notice Period of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to an Acquisition Transaction (including a summary of material and significant terms and conditions thereof and the identity of the other individual or entity or individuals or entities involved), or its receipt of any request for information from the Federal Reserve Board, the OTS, the DOJ, or any other Governmental Authority with respect to an Acquisition Transaction, and promptly furnish to Buyer a copy of any such request for information or written proposal in addition to a copy of any information provided to or by any third party relating thereto. In addition, Seller shall promptly advise Buyer, in writing, if the Board of Directors of the Seller shall make any determination as to any Acquisition Transaction as contemplated by the proviso to the first sentence of this Section
6.2. Nothing contained in this Section 6.2 shall prohibit Seller from, at any time, taking and disclosing to the Seller's stockholders a position contemplated by Rule 14d-9 or Rule 14e-2 under the Exchange Act or making any disclosure required by Rule 14a-9 under the Exchange Act so long as the requirements set forth in this Section 6.2 are satisfied. For the purposes of this Agreement, "Superior Proposal" shall mean any bona fide Acquisition Transaction on terms
 ------------------
the Board of Directors of the Seller determines in its good faith judgment taking into account the advice of a financial advisor of nationally recognized reputation (taking into account all the terms and conditions of the Acquisition Transaction, including any break-up fees, expense reimbursement provisions and conditions to consummation (including, without limitation, any financing conditions), the likelihood and anticipated timing of consummation and all legal, financial, regulatory and other aspects of the proposal and the individual or entity making the proposal) are in the aggregate more favorable from a financial point of view to the Seller's stockholders than the Merger Consideration, this Agreement and the Merger taken as a whole. For purposes of this Agreement, "Acquisition Transaction" means any offer or proposal for, or
                  ------------------------
any indication of interest in (a) a merger, tender offer, recapitalization, or consolidation, or any similar transaction, involving the Seller or Seller Bank,
(b) a purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of the Seller or all or substantially all of the assets or deposits of Seller Bank, (c) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of beneficial ownership (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act, and the rules and regulations thereunder) of securities representing fifteen percent (15%) or more of the voting power of the Seller or Seller Bank, or (d) any substantially similar transaction (but in any event not including transactions contemplated by this Agreement). For purposes of this Agreement, the term "Notice Period" shall mean (i) with respect to written inquiries or
          --------------
proposals or other written materials, written notice as promptly as practicable and in no event later than twenty-four (24) hours after receipt thereof and (ii) with respect to oral inquires, discussions, negotiations, or proposals, oral notice as promptly as practicable and in no event later than twenty-four (24) hours after receipt thereof, followed by written notice in no event later than one (1) business day after receipt of such oral inquires, discussions, negotiations, or proposals. Nothing in this Section 6.2 shall affect Seller's obligation to hold the Seller Stockholders Meeting in accordance with Section
6.1 hereof.

     6.3 ACCESS TO INFORMATION.
         ---------------------

          (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, each of the Buyer and the Seller, for the purposes of verifying the representations and warranties of the other and relating to the Merger and the other matters contemplated by this Agreement, shall, and shall cause each of their respective subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the other party, access, during normal business hours during the period prior to the Effective Time, to all of its properties, books, contracts, commitments and records, and, during such period, each of the Buyer and the Seller shall, and shall cause their respective subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws or federal or state banking laws (other than reports or documents which the Buyer or the Seller, as the case may be, is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as such party may reasonably request; provided, however, that each of the parties hereby acknowledges and agrees that any such access or provision of information shall be scheduled and managed so as not to unreasonably interfere with or disrupt the business or operations of the party providing access or information. Subject to the proviso in the preceding sentence, the Seller also shall provide the Buyer with reasonable access to the Seller's officers, employees and agents and with copies of all periodic reports to the Seller's senior management, provided, however, that in addition to the following
                     ------------------
sentence, with respect to any Loan Property, Buyer may not conduct any invasive environmental testing or sampling without the consent of Seller, which consent shall not be unreasonably withheld. Neither the Buyer nor the Seller nor any of their respective subsidiaries shall be required to provide access to or to disclose information to the extent such access or disclosure would violate or prejudice the rights of the Buyer's customers or the Seller's customers, as the case may be, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement.

          (b) All information furnished by any party hereto to the other or its representatives pursuant hereto shall be treated as the sole property of the party providing the information and, if the Merger shall not occur, the party being furnished such information shall return to the other party all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information. The parties hereto shall, and shall use their reasonable best efforts to cause their representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential and not to use such information shall continue for five years from the date the proposed Merger is abandoned and shall not apply to (i) any information which (x) was already in the possession of the party being furnished such information prior to the disclosure thereof by the other party, (y) was then generally known to the public, or (z) was disclosed to the party being furnished such information by a third party not bound by an obligation of confidentiality; or (ii) disclosures made as required by law. Notwithstanding the foregoing or anything herein to the contrary, any party to this Agreement (and any employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, however, that such disclosure
                                       ------------------
may not be made to the extent required to be kept confidential to comply with any applicable federal or state securities laws; and provided further that (to the extent not inconsistent with the foregoing) such disclosure shall be made without disclosing the names or other identifying information of any party.

          (c) No investigation by either of the parties or their respective representatives shall affect the representations and warranties of the other set forth herein.

     6.4 LEGAL CONDITIONS TO MERGER.  Each of the Buyer and its Affiliates,  and
         --------------------------
the Seller shall, and the Seller shall cause its subsidiaries to, use their reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party or its subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement, and (b) to obtain (and to cooperate with the other party to obtain) any material consent, authorization, order or approval of, or any exemption by, any Governmental Authority and any other third party that is required to be obtained by the Buyer or the Seller or any of their respective subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement.

     6.5 EMPLOYMENT AND BENEFIT MATTERS.
         ------------------------------

          (a) Provision of Benefits.  As soon as practicable after the Effective
              ---------------------
Time, the Buyer agrees to provide the employees of the Seller and its subsidiaries who remain employed after the Effective Time (the "Seller
                                                                          ------
Employees") with at least the types and levels of employee  benefits  (including
---------
employee contribution levels) maintained from time to time by the Buyer or any Affiliate of the Buyer for similarly-situated employees of the Buyer. The Buyer will treat, and cause the applicable benefit plans to treat, the service of Seller Employees with Seller or any subsidiary of Seller attributable to any period before the Effective Time as service rendered to the Buyer or any Affiliate of Buyer for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation, but not for benefit accrual (including minimum pension amount), eligibility for early retirement and eligibility for retiree welfare benefit plans, attributable to any period before the Effective Time. Without limiting the foregoing, the Buyer shall not treat any Seller Employee as a "new" employee for purposes of any exclusions under any health or similar plan of the Buyer or any Affiliate of the Buyer for a pre-existing medical condition, and any deductibles paid under any of Seller's or its subsidiaries health plans shall be credited towards deductibles under the health plans of the Buyer or any Affiliate of the Buyer upon delivery to the Buyer of appropriate documentation. From and after the Effective Time, directors of Seller shall no longer be eligible to participate in any benefit plans of Seller, Buyer or any of their respective Affiliates; provided, however, that such directors may continue to participate in a health plan of Seller, Buyer, or any of their respective Affiliates to the extent provided by the Consolidated Budget Reconciliation Act of 1985. The Buyer will make appropriate arrangements with its insurance carrier(s) to ensure such result.

          (b)  Continuation of Plans.  Notwithstanding  anything to the contrary
               ---------------------
contained herein, and except as set forth in Section 6.5(b) of the Seller Disclosure Schedule, and except with respect to the Seller Bank ESOP, which shall be terminated as of the Effective Time as provided in Section 6.5(g) hereof and except with respect to the severance and other benefits described in
Section 6.5(c) below and the matters discussed in Section 5.1 of the Seller Disclosure Schedule, the Buyer shall have sole discretion following the Effective Time with respect to the determination as to whether or when to terminate, merge or continue any employee benefit plans and programs of the Seller; provided, however, that the Buyer shall continue to
        ------------------
maintain the Seller plans (other than stock-based or incentive plans or stock funds in retirement plans) until the Seller Employees are permitted to participate in the plans of the Buyer or any Affiliate of the Buyer. Nothing in this Agreement shall alter or limit the Buyer's obligations, if any, under ERISA, as amended by the Consolidated Omnibus Budget Reconciliation Act of 1985 and/or the Health Insurance Portability and Accountability Act of 1996 with respect to the rights of Seller Employees and their qualified beneficiaries in connection with the group health plan maintained by the Seller as of the Effective Time.

          (c) Severance Pay Plan. The Buyer shall provide the severance benefits
              ------------------
set forth in Section 6.5(c) of the Seller Disclosure Schedule ("Schedule 6.5(c)") to any Seller Employee (except those specifically excluded in Schedule 6.5(c)) on a salary continuation basis who is not otherwise covered by a specific termination, severance or change in control agreement (provided,
                                                                       ---------
however, that the compensation set forth in Section 5.1 of the Seller Disclosure
-------
Schedule shall be deemed not to be such a termination, severance, or change of control agreement) and who is terminated by the Buyer or its Affiliates for reasons other than cause (which shall mean gross negligence or dereliction in the performance of such employee's duties, dishonesty or commission of a crime) in the six (6) month period immediately following the Closing Date. Payment of severance pay is conditioned on the execution by Seller Employee of a release in a form satisfactory to the Buyer and the expiration of any statutory expiration period.

          (d) Compensation Agreements. The Buyer shall honor, in accordance with
              -----------------------
these terms, all compensation agreements listed in Section 6.5(d) of the Seller Disclosure Schedule.

          (e)  Parachute  Payouts.  Notwithstanding  anything  to  the  contrary
               ------------------
contained in this Agreement, in no event shall the Seller, the Buyer, the Surviving Corporation or the Surviving Bank, or any of their respective subsidiaries, take any action or make any payments that would result, either individually or in the aggregate, in the payment of a "parachute payment" within the meaning of Code Section 280G or that would result, either individually or in the aggregate, in payments that would be nondeductible pursuant to Code Section 162(m). The Seller and the Buyer shall use commercially reasonable efforts to resolve matters relating to any of the foregoing.

          (f) Continuation of Employment. No provision of this Section 6.5 shall
              --------------------------
create any third party beneficiary rights in any employee or former employee (including any beneficiary or dependent thereof) of the Seller in respect of continued employment (or resumed employment) with the Buyer or any of its Affiliates and no provision of this Section 6.5 shall create such rights in any such persons in respect of any benefits that may be provided, directly or indirectly, under any employee program or any plan or arrangement which may be established by the Buyer or any of its Affiliates. Subject to Section 6.5(b), no provision of this Agreement shall constitute a limitation on the rights to amend, modify or terminate after the Effective Time any such plans or arrangements of the Buyer or any of its Affiliates.

          (g) Seller Bank Employee Stock  Ownership Plan. As soon as practicable
              ------------------------------------------
following the date of this Agreement, the Seller shall cause the Seller Bank to file or cause to be filed all necessary documents with the IRS, for a determination letter for termination of the Seller

Bank employee stock ownership plan (the "Seller Bank ESOP") as of the Effective Time. As of the Effective Time, the Seller Bank ESOP shall be terminated in accordance with its terms. As soon as practicable after the Effective Time and after the receipt of a favorable determination letter for termination from the IRS, the account balances in the Seller Bank employee stock ownership plan shall be distributed to participants and beneficiaries in accordance with applicable law and the terms of the Seller Bank employee stock ownership plan in effect as of the date of this Agreement; provided that the Seller or Seller Bank may amend such plan as deemed necessary to maintain compliance with applicable law or regulation or as requested by the IRS in order to obtain a favorable letter of determination. Prior to the Effective Time, contributions to, and payments on the loan of, the Seller Bank employee stock ownership plan shall be made consistent with past practices on the regularly scheduled payment dates.

          (h) Buyer and Parent acknowledge that upon the Effective Time the responsibilities and authorities of John F. McGill, Jr. shall be materially diminished and reduced for purposes of Section 9 of the employment agreement dated as of January 21, 1998 between the Seller Bank and Mr. McGill.

     6.6 DIRECTORS' AND OFFICERS' INDEMNIFICATION AND INSURANCE.
         ------------------------------------------------------

          (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer or employee of Seller or any of its subsidiaries (the "Indemnified Parties") is, or is threatened to be, made a party based in whole
 --------------------
or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was a director, officer or employee of the Seller, any of the Seller's subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto. It is understood and agreed that after the Effective Time, the Buyer shall indemnify and hold harmless, as and to the fullest extent permitted by law, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys' fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each
Indemnified  Party to the fullest  extent  permitted  by law upon receipt of any undertaking required by applicable law), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted of arising before or after the Effective Time), the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with the Buyer; provided,
                                                                       ---------
however,  that (w) the Buyer shall have the right to assume the defense  thereof
-------
(provided the Buyer confirms in writing to the Indemnified Party its obligations to indemnify such party to the fullest extent permitted by law and provided the Buyer is at least "adequately capitalized" as defined in the relevant corrective action regulations) and upon such assumption the Buyer or the Surviving Bank shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if the Buyer elects not to assume such defense or counsel for the Indemnified Parties and reasonably advises the Indemnified Parties that there are issues which raise conflicts of interest between the Buyer and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with the Buyer, and the Buyer shall, to the extent consistent with the Seller's Articles of Incorporation and By-Laws, periodically advance the reasonable fees and expenses of such counsel for the Indemnified Parties, (x) the Buyer shall be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, unless the proposed counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are issues which raise conflicts of interest among such parties, in which case the Buyer shall pay the reasonable fees and expenses of one additional counsel to the extent necessary to avoid such conflict, (y) the Buyer shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld) and (z) the Buyer shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law. Any Indemnified Party wishing to claim Indemnification under this Section 6.6, promptly following learning of any such claim, action, suit, proceeding or investigation, shall notify the Buyer thereof, provided, that the failure to so notify shall not affect the obligations of the Buyer under this Section 6.6 except to the extent such failure to notify materially prejudices the Buyer. The Buyer's obligations under this Section 6.6 shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however,
                                                              ------------------
that all rights to indemnification in respect of any claim asserted or made within such period shall continue until the final disposition of such claim.

          (b) Prior to the Effective Time, the Seller shall purchase an extended reporting period endorsement under its existing directors' and officers'
liability  insurance (the "D&O Insurance")  coverage for the Seller's  directors
                           -------------
and officers in a form acceptable to the Seller which shall provide such directors and officers with coverage for six (6) years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Seller. Seller agrees to reasonably cooperate in good faith with Buyer in order to obtain the lowest premium for such coverage (it being understood, however, that any such carrier will have no less than an AX Best's Rating). Buyer shall, and shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor the obligations thereunder.

          (c) In the event the Buyer or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Buyer assume the obligations set forth in this section.

          (d) The provisions of this Section 6.6 are intended to be for the benefit of, and enforceable by, each Indemnified Party and his or her heirs and representatives, and nothing herein shall affect, modify or limit any indemnification rights that any Indemnified Party and his or her heirs and representatives may have under the Articles of Incorporation or By-Laws of the Seller or the equivalent documents of any of the Seller's subsidiaries, any contract or applicable law. Notwithstanding anything in this Agreement to the contrary, no amendment to the Articles of Incorporation and By-Laws (or similar organizational documents) of the Seller or any of its subsidiaries shall be effected, whether at or after the Effective Time, that amends, modifies, limits or otherwise changes in a manner adverse to the directors or officers of the Seller or its subsidiaries prior to the Effective Time, the rights of such parties to indemnification or advancement of expenses under such Articles of Incorporation and By-Laws (or similar organizational documents) or any provisions of such instruments that limit the liability of such directors or officers.

     6.7 ADDITIONAL AGREEMENTS. In case at any time after the Effective Time any
         ---------------------
further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation or the Surviving Bank with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective subsidiaries shall take all such necessary action as may be reasonably requested by, and at the sole expense of, the Buyer.

     6.8 ADVICE OF CHANGES.  The Buyer and the Seller shall each promptly notify
         -----------------
the other party of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein; provided, however, that the delivery of any notice pursuant to this
Section 6.8 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     6.9  UPDATE  OF  DISCLOSURE  SCHEDULES.  From  time  to time  prior  to the
          ---------------------------------
Effective Time, the Seller will promptly supplement or amend the Seller Disclosure Schedule in writing to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in the Seller Disclosure Schedule or which is necessary to correct any information in the Seller Disclosure Schedule which has been rendered inaccurate thereby. In addition, at or prior to the Effective Time, the Seller shall provide the Buyer with a written copy of the complete Seller Disclosure Schedule, marked to show any and all such supplements and amendments, and/or, if no such supplements or amendments were made to a particular Section of the Seller Disclosure Schedule, the Seller shall provide the Buyer with a certificate signed on behalf of the Seller by a duly authorized officer of the Seller to such effect. No supplement or amendment to the Seller Disclosure Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Section 7.2(b) hereof or compliance by the Seller with the covenants set forth in Article V hereof.

     6.10 CURRENT INFORMATION.
          -------------------

          (a) As soon as practicable, the Seller will furnish to the Buyer copies of all such financial statements and reports as it or any of its subsidiaries shall send to its stockholders, the SEC or any other Governmental Authority, to the extent any such reports furnished to any such Governmental Authority are not confidential and except as legally prohibited thereby, and will furnish to the Buyer such additional financial data as the Buyer may reasonably request.

          (b) Promptly upon receipt thereof, the Seller will furnish to the Buyer copies of all internal control reports submitted to the Seller and its subsidiaries by independent auditors in connection with each annual, interim or special audit of the books of the Seller and its subsidiaries made by such auditors.

          (c) The Seller will promptly notify the Buyer of any material change in the normal course of business or in the operation of the properties of the Seller or any of its subsidiaries and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material litigation involving the Seller or any of its subsidiaries, and will keep the Buyer reasonably informed of such events.

     6.11  TRANSITION   COMMITTEE.   Immediately  upon  the  execution  of  this
           ----------------------
Agreement, the Seller shall designate certain of its respective employees as "Liaisons." During the period from the date of this Agreement to the Effective
 --------
Time, the Seller's Liaisons will (a) confer on a regular and continued basis with representatives of the Buyer to report on (i) the general status of the ongoing operations of the Seller and its subsidiaries, (ii) the status of, and the action proposed to be taken with respect to, those loans held by the Seller or any of its subsidiaries which, either individually or in combination with one or more other loans to the same borrower thereunder, have an aggregate outstanding principal amount of $750,000 or more and are classified or non-performing assets, (iii) the status of, and the action proposed to be taken with respect to, foreclosed property and OREO and (iv) the status of the development and implementation of a system conversion plan, which shall begin promptly after the date hereof, and (b) communicate with respect to the manner in which the business of the Seller and its subsidiaries are conducted and the disposition of certain assets after the Effective Time, the type and mix of products and services, personnel matters, branch alignment, branch closings, the granting of credit, and problem loan management, reserve adequacy and accounting. In order to facilitate the foregoing, the Seller and the Buyer shall promptly establish a transition committee which will be led by a representative of the Buyer and which will meet on a regular basis to discuss these matters and may establish sub-committees from time-to-time to pursue various issues. In addition, during the period from the date of this Agreement to the Effective Time, within two (2) business days after the Seller Bank delivers to the members of any of its credit committees applicable information and reports for the next upcoming meeting of such committee, the Seller shall provide to a representative designated by the Buyer access to the same information and reports as are provided to the Seller Bank's credit committee members with respect to new loans or renewals thereof and extensions of credit proposed to be made by the Seller Bank in excess of $750,000. The representative designated by the Buyer shall also be allowed to attend any of the Seller Bank's credit committee meetings for all loans or loan renewals and be a non-voting observer thereof. Moreover, to facilitate the transactions contemplated herein, immediately upon execution of this Agreement, the Seller will designate a Senior Vice President to assist Buyer with interim operating and conversion matters.

     6.12 RESERVED.
          --------

     6.13 ORGANIZATION OF THE MERGER SUB.
          ------------------------------

          (a) Prior to the Effective Time, the Buyer will take any and all necessary action to cause (i) the Merger Sub to be organized as a Pennsylvania corporation, (ii) the Merger Sub to become a direct wholly-owned subsidiary of the Buyer, (iii) the directors and stockholders of the Merger Sub to approve the transactions contemplated by this Agreement, (iv) the Merger Sub to execute one or more counterparts to this Agreement and to deliver at least one such counterpart so executed to the Seller, whereupon the Merger Sub shall become a party to and be bound by this Agreement, and (v) the Merger Sub to take all necessary action to complete the transactions contemplated hereby subject to the terms and conditions hereof.

          (b) On and as of the date the Merger Sub becomes a party to this Agreement, the Buyer and the Merger Sub shall, jointly and severally, represent and warrant to the Seller as follows:

               (i) The Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and all of its outstanding capital stock is owned, directly, by the Buyer. Since the date of its organization, the Merger Sub has not engaged in any activities other than in connection with or as contemplated by this Agreement;

               (ii) The Merger Sub has all necessary corporate power and authority to enter into this Agreement and to carry on its obligations hereunder. The execution and delivery of this Agreement by the Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Merger Sub and will not (y) conflict with or violate the Articles of Incorporation or By-Laws of the Merger Sub or (z) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Merger Sub or by which any of its properties or assets is bound or affected; and

               (iii) The Merger Sub has executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Merger Sub enforceable against the Merger Sub in accordance with its terms.

     6.14 COMMUNITY COMMITMENTS.  From and after the Effective Time, Buyer shall
          ---------------------
use its reasonable efforts to continue the community commitments undertaken by the Seller Bank prior to the date hereof in the communities currently served by the Seller Bank.

     6.15 CITIZENS FINANCIAL GROUP, INC.
          -----------------------------

          (a) The Parent agrees to cause the Buyer, its subsidiary, to perform its obligations hereunder, and the Parent and the Buyer shall be jointly and severally obligated and liable for all of the agreements and obligations of the Buyer hereunder. The Parent and the Buyer hereby acknowledge and agree that the Seller, as well as any party seeking to enforce rights under Section 6.5(d) or
Section 6.6 hereof, may pursue the Parent for the payment or enforcement of any obligation or liability of the Buyer hereunder or thereunder without pursuing or exhausting remedies against the Buyer or prior notification to the Buyer and without regard to any regulatory restrictions which are applicable to the Buyer but not to the Parent.

          (b) In the event that the Parent or any of its  successors  or assigns
(i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consideration or merger or
(ii) transfers or conveys all or
substantially all of its properties and assets to any Person, then, and in each case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Parent assume the obligations set forth in this
Section 6.15.

     6.16 SECTION 16 MATTERS. Prior to the Effective Time, the Board of Trustees
          ------------------
of the Buyer and the Board of Directors of the Seller, or appropriate committees of non-employee trustees or directors thereof, shall adopt (if necessary) a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of the Seller or any Seller subsidiary who is a covered person of the Seller for purposes of Section 16 under the Exchange Act (together with the rules and regulations promulgated thereunder, "Section 16") of shares of Seller Common Stock or Seller stock options pursuant
 ----------
to this Agreement and the Merger shall be an exempt  transaction for purposes of
Section 16.

     6.17 LOAN LOSS  RESERVES.  Immediately  prior to the  Effective  Time,  the
          ------------------
Seller shall make the  adjustment to its Loan Loss Reserve  reflected in Section
6.17 of the Seller Disclosure Schedule; provided, however, that the Seller shall not be required to make any such increases to its reserves as would be expressly inconsistent with GAAP and all other applicable laws, rules and regulations. During the period from the date of this Agreement to the Effective Time, the Seller also shall provide the Buyer with any information regarding the Loan Loss Reserve as may be reasonably requested by Buyer.

     6.18  CONSOLIDATION  OF  CORPORATE  STRUCTURE.  Immediately  prior  to  the
           ---------------------------------------
Effective Time, the Seller shall, at the Buyer's request and subject to compliance with applicable law, cause each subsidiary of the Seller and Joint Venture designated by the Buyer prior to the Closing Date to be liquidated, merged or divested. In the event that the Merger is not consummated, the Buyer shall indemnify the Seller for any and all costs and expenses incurred by the Seller with respect to the actions taken pursuant to this Section 6.18.


                       ARTICLE VII - CONDITIONS PRECEDENT

     7.1  CONDITIONS  TO EACH  PARTY'S  OBLIGATIONS  TO EFFECT THE  MERGER.  The
          ----------------------------------------------------------------
respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

          (a)  Stockholders'  Approval.  This  Agreement  and  the  transactions
               -----------------------
contemplated hereby shall have been approved by the requisite affirmative vote of the holders of shares of Seller Common Stock present and voting at the Seller Stockholders Meeting in accordance with applicable law.

          (b) Other Approvals.  All regulatory  approvals required to consummate
              ---------------
the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to herein as "Requisite Regulatory Approvals").
                                     ------------------------------

          (c) No Injunctions or Restraints;  Illegality. No order, injunction or
              ----------------------------------------
decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority which prohibits, materially restricts or makes illegal consummation of the Merger.

     7.2 CONDITIONS TO THE OBLIGATIONS OF THE BUYER. The obligation of the Buyer
         ------------------------------------------
to effect the Merger is also subject to the satisfaction or waiver by the Buyer, at or prior to the Effective Time, of the following conditions:

          (a) Absence of Material Adverse Changes. There shall not have occurred
              -----------------------------------
after the date hereof any change in the business, assets, financial condition or results of operations of the Seller or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Seller and its subsidiaries taken as a whole.

          (b) Representations and Warranties. The representations and warranties
              ------------------------------
of Seller contained in this Agreement that are qualified as to materiality shall be true and correct and any such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Effective Time as though made as of the Effective Time except as otherwise specifically contemplated by this Agreement and except as to any representation or warranty which specifically relates to an earlier date. The Buyer shall have received a certificate to the foregoing effect signed by the Chairman or President and the Chief Financial Officer of the Seller.

          (c)  Performance of  Obligations of the Seller.  The Seller shall have
               -----------------------------------------
performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Buyer shall have received a certificate signed on behalf of the Seller by the Chairman or President and the Chief Financial Officer to such effect.

          (d) Consents Under Agreements. The consent, approval or waiver of each
              -------------------------
person (other than Requisite Regulatory Approvals contemplated in Section 7.1(b)) whose consent or approval shall be required in order to permit the lawful consummation of the Merger shall have been obtained, and none of such permits, consents, waivers, clearances, approvals and authorizations shall contain any term or condition which would materially impair the value of the Seller or the Seller Bank to the Buyer.

          (e)   Stockholder   Agreements.   On  the  date  hereof,   agreements,
                ------------------------
substantially in the form attached as Exhibit I hereto, shall have been executed and delivered by each member of the Seller's Board of Directors and each senior officer of the Seller and any of its subsidiaries as set forth in Section 7.2(e) of the Seller Disclosure Schedule. Such agreements shall remain in full force and effect at the Effective Time.

     7.3  CONDITIONS TO THE  OBLIGATIONS  OF THE SELLER.  The  obligation of the
          ---------------------------------------------
Seller to effect the Merger is also subject to the satisfaction or waiver by the Seller, at or prior to the Effective Time, of the following conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
of the Buyer contained in this Agreement that are qualified as to materiality shall be true and correct, and any such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time (or, if made as of a specified date, only as of such date). The Seller shall have received a certificate to the foregoing effect signed by the Chairman or President and the Chief Financial Officer of the Buyer.

          (b)  Performance  of  Obligations  of the Buyer.  The Buyer shall have
               ------------------------------------------
performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Seller shall have received a certificate signed on behalf of the Buyer by the Chairman or President and the Chief Financial Officer to such effect.

                ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER

     8.1 TERMINATION.  This Agreement may be terminated at any time prior to the
         -----------
Effective Time, whether before or after approval of this Agreement and the transactions contemplated hereby by the stockholders of the Seller:

          (a) by mutual consent of the Seller and the Buyer in a written instrument, if the Board of Directors of each so determines by a vote of a majority of the members of its entire Board;

          (b) by either the Board of Trustees of the Buyer or the Board of Directors of the Seller if any Governmental Authority that must grant a Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any Governmental Authority of competent jurisdiction shall have issued a final nonappealable order permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

          (c) by either the Board of Trustees of the Buyer or the Board of Directors of the Seller if the Merger shall not have been consummated on or before June 1, 2004, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

          (d) by either the Board of Trustees of the Buyer or the Board of Directors of the Seller (provided, that the terminating party is not then in
                          ---------------
material breach of any representation, warranty, covenant or other agreement contained herein), in the event of a material breach by the other party of any representation, warranty, covenant or other agreement contained herein which breach is not cured within thirty (30) days after written notice thereof is given to the party committing such breach;

          (e) by either the Buyer or the Seller if the approval of the Seller's stockholders required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such party's stockholders or at any adjournment thereof; or

          (f) by the Buyer, if the Board of Directors of the Seller shall not have publicly recommended to the stockholders of the Seller that such stockholders vote in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby; shall have withdrawn, modified or amended such recommendation in a manner materially adverse to the Buyer; or shall have breached Section 6.2 of this Agreement.

     8.2 EFFECT OF TERMINATION.
         ---------------------

          (a) In the event of termination of this Agreement by either the Buyer or the Seller as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of the Buyer, the Seller, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Sections 6.3(b) (Access to Information), 8.2 (Effects of Termination), 9.3 (Nonsurvival of Representations, Warranties and Agreements) and 9.4 (Expenses) and all obligations of the Buyer to indemnify or reimburse the Seller under Article V hereof and all other obligations of the parties intended to be performed after the termination of this Agreement shall survive any termination of this Agreement; provided,
                                                                       ---------
however, that,  notwithstanding anything to the contrary herein, all obligations
-------
of the Buyer to indemnify or reimburse the Seller under Article V hereof shall terminate in the event that this Agreement is terminated by the Buyer pursuant to Section 8.1(f) hereof; and (ii) notwithstanding anything to the contrary contained in this Agreement, neither the Buyer nor the Seller shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

          (b) If this Agreement is terminated as a result of any breach of a representation, warranty, covenant or other agreement which is caused by the willful breach of a party hereto, such party shall be liable to the other party for all out-of-pocket costs and expenses, including, without limitation, the reasonable fees and expenses of lawyers, accountants and investment bankers, incurred by such other party in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder
("Expenses").  The  payment of Expenses is not an  exclusive  remedy,  but is in
 ---------
addition to any other rights or remedies available to the parties hereto at law or in equity.

          (c) In the event this Agreement is terminated by:

               (i) the Buyer pursuant to Section 8.1(f);

               (ii) either the Buyer or Seller pursuant to Section 8.1(e) in circumstances where the Board of Directors of the Seller shall not have publicly recommended to the stockholders of the Seller that such stockholders vote in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby or shall have withdrawn, modified or amended such recommendation in a manner adverse to Buyer; or

               (iii) either the Buyer or Seller pursuant to Section 8.1(e) in circumstances where both (y) within twelve (12) months of such termination, the Seller shall have entered into an agreement to engage in or there has otherwise occurred an Acquisition Transaction with any person other than the Buyer or any Affiliate of the Buyer and (z) at the time of such termination or event giving rise to such termination, it shall have been publicly announced that any Person (other than the Buyer or any Affiliate of the Buyer) shall have (A) made, or disclosed an intention to make, a bona fide offer to engage in an Acquisition Transaction, or (B) filed an application (or given a notice), whether in draft or final form, under the BHCA or the Change in Bank Control Act of 1978, for approval to engage in an Acquisition Transaction, then Seller shall make a single cash payment to the Buyer in the amount of Five Million Six Hundred Thousand Dollars ($5,600,000) upon such termination in the case of (i) or (ii) above or, in the case of (iii) above, upon execution of a definitive agreement related to such Acquisition Transaction. Any payment required under this Section 8.2(c) shall be payable by the Seller to the Buyer (by wire transfer of immediately available funds to an account designated by the Buyer) within two (2) business days after demand by the Buyer.

     8.3 AMENDMENT.  Subject to compliance  with  applicable law, this Agreement
         ---------
may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with Merger by the stockholders of the Buyer and the Seller; provided, however, that after any approval of the transactions
             ------------------
contemplated by this Agreement by the stockholders of the Seller, no amendment of this Agreement shall be made which by law requires further approval by the stockholders of the Seller without obtaining such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     8.4 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties
         -----------------
hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after any
                                             ------------------
approval of the transactions contemplated by this Agreement by the stockholders of the Seller, no extension or waiver of this Agreement or any portion thereof shall be made which by law requires further approval by the stockholders of the Seller without obtaining such approval. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppels with respect to, any subsequent or other failure.

                           ARTICLE IX - MISCELLANEOUS

     9.1 CLOSING.  Subject to the terms and  conditions of this  Agreement,  the
         -------
closing of the Merger  (the  "Closing")  will take place at 10:00 a.m. on a date
                              -------
and at a place to be specified by
the parties, which shall be no later than five (5) business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII hereof (other than those conditions that relate to actions to be taken at Closing), unless extended by mutual agreement of the parties (the "Closing Date"); provided, however that in no event shall
                     -------------     ------------------
the Closing occur prior to January 1, 2004 without the prior written consent of the Seller.

     9.2 NONSURVIVAL OF REPRESENTATIONS,  WARRANTIES AND AGREEMENTS. None of the
         ----------------------------------------------------------
representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Sections 6.5 (Employment and Benefits Matters) and 6.6 (Directors' and Officers' Indemnification and Insurance) and any other section which by its terms specifically applies in whole or in part after the Effective Time.

     9.3  EXPENSES.  Except as may  otherwise be agreed to hereunder or in other
          --------
writing by the parties, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

     9.4  NOTICES.  All notices or other  communications  hereunder  shall be in
          -------
writing and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by fax, cable, telegram or telex addressed as follows:

          (a) If to Buyer, to:              Citizens  Bank  of Pennsylvania
                                            1735 Market Street
                                            Philadelphia,  PA 19103
                                            Attention: Stephen D. Steinour
                                                       Chairman and Chief
                                                       Executive Officer

          (b) If to Parent, to:             Citizens Financial Group, Inc.
                                            One Citizens Plaza
                                            Providence, RI 02903-1339
                                            Attention: Lawrence K. Fish
                                                       Chairman, President and
                                                       Chief Executive Officer

          and to:                           Citizens Financial Group, Inc.
                                            28 State Street
                                            Boston, MA 02109
                                            Attention: Joel J. Brickman, Esq.
                                                       Senior Vice President,
                                                       General Counsel and
                                                       Secretary
                                            Tel: (617) 725-5928
                                            Fax: (617) 725-5620
          with required copies to:          Goodwin Procter LLP
                                            One Exchange Place
                                            Boston, MA  02109
                                            Attention: Regina M. Pisa, P.C.
                                            Tel:  (617) 570-1525
                                            Fax: (617) 523-1231
                                                       Gregory J. Lyons, P.C.
                                            Tel:  (617) 570-1329
                                            Fax: (617) 523-1231


          (c) If to Seller, to:             Thistle Group Holdings, Co.
                                            6060 Ridge Avenue
                                            Philadelphia, PA 19128
                                            Attention: John F. McGill, Jr.
                                                       President and Chief
                                                       Executive Officer
                                            Tel:  (215) 483-2800
                                            Fax:  (215) 483-0885


          (d) with required copies to:      Malizia Spidi & Fisch, PC
                                            1100 New York Avenue, NW
                                            Suite 340 West
                                            Washington, DC 20005
                                            Attention: Richard Fisch, Esq.
                                            Tel:  (202) 434-4660
                                            Fax:  (202) 434-4661

          and to                            Dechert LLP
                                            4000 Bell Atlantic Tower
                                            1717 Arch Street
                                            Philadelphia, PA 19103
                                            Attention: G. Daniel O'Donnell, Esq.
                                                       David S. Denious, Esq.
                                            Tel:  (215) 994-4000
                                            Fax:  (215) 994-2222

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed or otherwise sent as provided above.

     9.5 INTERPRETATION. When a reference is made in this Agreement to Sections,
         --------------
Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." No provision of this Agreement shall be construed to require the Seller or the Buyer or any their respective subsidiaries or Affiliates to take any action which would violate applicable law, rule or regulation. The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to be September 22, 2003.

     9.6  COUNTERPARTS.  This Agreement may be executed in counterparts,  all of
          ------------
which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     9.7 ENTIRE  AGREEMENT.  This  Agreement  (including  the  documents and the
         -----------------
instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

     9.8 GOVERNING  LAW. This  Agreement  shall be governed by, and construed in
         --------------
accordance with, the laws of the Commonwealth of Pennsylvania, without regard to any applicable conflicts of laws principles.

     9.9  SEVERABILITY.  In the event  that any one or more  provisions  of this
          ------------
Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

     9.10 PUBLICITY. Except as otherwise required by applicable law, neither the
          ---------
Buyer nor the Seller shall, or shall permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the party, which consent shall not be unreasonably withheld.

     9.11 ASSIGNMENT;  RELIANCE OF OTHER PARTIES. Neither this Agreement nor any
          --------------------------------------
of the rights, interests or obligations shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in Sections 6.5(d) (Compensation Agreements) and 6.6 (Directors' and Officers' Indemnification and Insurance) hereof, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     9.12 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage
          --------------------
would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this

Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     9.13  ALTERNATIVE  STRUCTURE.  Notwithstanding  anything  to  the  contrary
           ----------------------
contained in this Agreement, at any time prior to the Effective Time, the Buyer shall be entitled to revise the structure of the Merger and the other transactions contemplated hereby, provided, that, no such revision shall occur without the Seller's reasonable determination that each of the transactions comprising such revised structure shall not (a) subject the stockholders of Seller, Seller or any of its subsidiaries to adverse tax consequences, (b) change the amount or form of consideration to be received by the stockholders of Seller, (c) alter to the detriment of the Seller or its stockholders the benefits to be received by the Seller's stockholders hereunder, or (d) jeopardize or materially delay or impede the receipt of any required regulatory approvals relating to the consummation of the Merger. This Agreement and any related documents shall be appropriately amended in order to reflect any such revised structure.

     9.14  BUSINESS  DAY. For the purpose of  calculating  deadlines  under this
           -------------
Agreement, if the final day of a period is not a business day, the deadline for such a period shall be deemed to occur on the next business day.

     9.15  DEFINITIONS.  Except as  otherwise  provided  herein or as  otherwise
           -----------
clearly required by the context, the following terms shall have the respective meanings indicated when used in this Agreement:

     "Acquisition  Transaction"  shall  have the  meaning  ascribed  thereto  in
      ------------------------
Section 6.2 hereof.

     "Affiliate"  shall  mean,  with  respect to any  Person,  any other  Person
      ---------
controlling, controlled by or under common control with such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

     "Agents" shall have the meaning ascribed thereto in Section 6.2 hereof.
      ------

     "Agreement" shall have the meaning ascribed thereto in the recitals, except
      ---------
when this term is used in Section 4.18 hereof, and when so used has the meaning ascribed to such term therein.

     "Articles of Merger" shall have the meaning ascribed thereto in Section 1.2
      ------------------
hereof.

     "Bank  Common  Stock"  shall have the meaning  ascribed  thereto in Section
      -------------------
4.2(b) hereof.

     "Bank  Regulator"  shall mean and include,  any pertinent  federal or state
      ---------------
Governmental Authority charged with the supervision of banks or bank or financial holding companies or engaged in the insurance of bank deposits, including without limitation, the OTS, the FRB, the FDIC, the Pennsylvania Commissioner, the Massachusetts Commissioner, and the MBBI.

     "BHCA" shall mean the Bank Holding Company Act of 1956, as amended.
      ----

     "Buyer" shall have the meaning ascribed thereto in the recitals.
      -----

     "Certificate"  shall have the meaning  ascribed  thereto in Section  1.4(b)
      -----------
hereof.

     "C.F.R." shall mean the Code of Federal Regulations.
      -----

     "Closing" shall have the meaning ascribed thereto in Section 9.1 hereof.
      -------

     "Closing  Date"  shall have the  meaning  ascribed  thereto in Section  9.1
      -------------
hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Communications"  shall have the meaning  ascribed  thereto in Section 5.10
      --------------
hereof.

     "Company  Rights"  shall mean the  rights  provided  for under the  Company
      ---------------
Rights Agreement.

     "Company  Rights  Agreement"  shall mean the Shareholder  Rights  Agreement
      --------------------------
dated September 30, 1999 (as amended to date) between the Seller and Registrar and Transfer Company as rights agent.

     "Confidentiality  Agreement"  shall have the  meaning  ascribed  thereto in
      --------------------------
Section 6.2 hereof.

     "CRA" shall mean the Community Reinvestment Act of 1977, as amended.
      ---

     "Criticized  Assets"  shall have the  meaning  ascribed  thereto in Section
      ------------------
4.20(b) hereof.

     "D&O Insurance"  shall have the meaning  ascribed thereto in Section 6.6(b)
      -------------
hereof.

     "Deposit Incentive Plan" shall have the meaning ascribed thereto in Section
      ----------------------
5.9 hereof.

     "Dissenters  Rights"  shall have the  meaning  ascribed  thereto in Section
      ------------------
4.1(c) hereof.

     "DOJ" shall mean the United States Department of Justice.
      ---

     "DPC  Shares"  shall have the meaning  ascribed  thereto in Section  1.4(c)
      -----------
hereof.

     "Effective  Time"  shall have the meaning  ascribed  thereto in Section 1.2
      ---------------
hereof.

     "Environment"  shall mean soil,  land surface or  subsurface  strata,  real
      -----------
property, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwater's, water body sediments, drinking water supplies, sediments, ambient air (including indoor air), ambient air, plant and animal life (including fish and all other aquatic life), and any other environmental medium or natural resources.

     "Environmental  Claims"  shall  mean  any and  all  pending  or  threatened
      ---------------------
administrative or judicial actions, suits, orders, claims, liens, notices, notices of violation, complaints, requests for information, proceedings or other written communications, whether criminal or civil, pursuant to or relating to any applicable Environmental Law by any person (including without limitation, any Governmental Authority) based upon, alleging, asserting or claiming any actual or potential (a) violation of, or liability under, any Environmental Law,
(b) violation of, or liability under, any Environmental Permit, or (c) liability for the presence in or Release into the Environment of any Hazardous Materials at any Owned Property, including without limitation, any off-Site location to which Hazardous Materials or materials containing Hazardous Materials were sent for handling, storage, treatment or disposal, or have migrated, including without limitation, any investigatory costs, cleanup costs, removal costs, remedial costs, response costs, natural resource damages, property damage, personal injury, fines or penalties arising out of, based on, resulting from or related to the foregoing.

     "Environmental  Laws" shall mean all applicable  federal,  state and local,
      -------------------
civil and criminal laws, regulations or legal requirements relating to pollution or protection of the Environment, natural resources or public health and safety, including without limitation, laws relating to Release of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport, disposal or handling of Hazardous Materials. "Environmental Laws" shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss.ss. 180 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss.ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C.ss.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss.ss. 2601 et seq.), the Oil Pollution Act (33 U.S.C.ss.ss. 2701 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C.ss.ss. 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C.ss.ss. 651 et seq.), and all other state laws analogous to any of the above.

     "Environmental  Permits"  shall mean any  federal,  state or local  permit,
      ----------------------
license, approval, consent or authorization required by any Governmental Authority under or in connection with any Environmental Law, and includes without limitation any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

     "Environmental  Reports" shall mean any environmental audit,  environmental
      ----------------------
risk assessment, environmental site assessment or other investigation, whether prepared by or on behalf of the Seller or any of its subsidiaries, or otherwise in any of their possession, custody or control.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
      -----
amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Exchange  Agent"  shall have the meaning  ascribed  thereto in Section 2.1
      ---------------
hereof.

     "Expenses"  shall have the  meaning  ascribed  thereto  in  Section  8.2(b)
      --------
hereof.

     "FDIA" shall mean the Federal Deposit Insurance Act, as amended.
      ----

     "FDIC"  shall  mean  the  Federal  Deposit  Insurance  Corporation  or  any
      ----
successor thereto.

     "Federal  Reserve  Board"  shall mean the Board of Governors of the Federal
      -----------------------
Reserve System or the Federal Reserve Bank of Boston, as applicable, or any successor thereto.

     "Filed Tax  Returns"  shall have the  meaning  ascribed  thereto in Section
      -----------------
4.13(a) hereof.

     "Financial Services Authority" shall mean the independent  non-governmental
      ----------------------------
body that regulates the financial services industry in the United Kingdom.

     "GAAP" shall mean generally accepted accounting principles and practices in
      ----
effect from time to time within the United States applied consistently throughout the period involved.

     "Governmental Authority" shall mean any United States or foreign,  federal,
      ----------------------
state or local governmental commission, board, body, bureau, or other regulatory authority, agency, including courts and other judicial bodies, or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing.

     "Hazardous  Materials"  shall  mean  (a)  any  petrochemical  or  petroleum
      -------------------
products, oil or coal ash, radon gas, asbestos or asbestos-containing material, polychlorinated biphenyls or transformers or other equipment that contains polychlorinated biphenyls, lead-based paint, urea formaldehyde foam insulation,
(b) any chemicals, materials, substances or wastes which are defined or regulated as "hazardous substances," "hazardous materials," "hazardous constituents," "restricted hazardous materials," "extremely hazardous substances," "hazardous wastes," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "toxic air pollutants," "pollutants," "contaminants" or words of similar meaning and regulatory effect, including without limitation, as the foregoing may be defined under any Environmental Laws, and (c) any other chemicals, material wastes or substances, the exposure to or treatment, storage, transportation, disposal or Release of which is prohibited, limited or regulated by any Environmental Laws.

     "Indemnified  Parties" shall have the meaning  ascribed  thereto in Section
      --------------------
6.6(a) hereof.

     "Information  Systems" shall have the meaning  ascribed  thereto in Section
      --------------------
5.4 hereof.

     "IRS" shall mean the Internal Revenue Service.
      ---

     "Joint  Venture" shall mean any  corporation,  limited  liability  company,
      --------------
limited liability partnership, partnership, joint venture, trust, association or other entity which is not a subsidiary of the Seller, as the case may be, and in which (a) the Seller, directly or indirectly, owns or controls any shares of any class of the outstanding voting securities or other equity interests, including without limitation, an equity investment, as such term as of the date hereof is defined in the FDIC's rules and regulations regarding activities and investments of insured state banks at

12 C.F.R. ss. 362.2(g), or (b) the Seller or one of its subsidiaries is a general partner or serves in a similar capacity.

     "Liaisons" shall have the meaning ascribed thereto in Section 6.11 hereof.
      --------

     "Liens"  shall have the meaning  ascribed  to such term in Section  4.19(a)
      -----
hereof.

     "Loan Loss Reserves"  shall mean the reserves  established by the Seller in
      ------------------
accordance with its customary practices with respect to Loans as of the Closing Date.

     "Loan  Property"  shall mean any property in which the Seller or any of its
      --------------
subsidiaries holds a security interest, and, where required by the context (as a result of foreclosure), said term means the owner or operator of such property.

     "Loans"  shall have the meaning  ascribed  to such term in Section  4.20(a)
      -----
hereof.

     "Material  Adverse Effect" shall mean, with respect to any Person, a change
      ------------------------
or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition of such Person and its subsidiaries taken as a whole; provided, however, that "Material Adverse Effect"
                               -----------------
shall not be deemed to include the impact of (a) changes in laws and regulations or interpretations thereof by Governmental Authorities generally applicable to depository institutions and their holding companies (including, without limitation, changes in state and federal tax law, and changes in insurance deposit assessment rates and special assessments with respect thereto), (b) changes in GAAP or regulatory accounting principles generally applicable to financial institutions and their holding companies, (c) actions and omissions of the Seller or any of its subsidiaries taken with the prior written consent of the Buyer, (d) the direct effects of compliance with this Agreement on the operating performance of the parties including expenses incurred by the parties hereto in consummating the transactions contemplated by this Agreement and (e) changes in interest rates generally.

     "MBBI"  shall mean the  Massachusetts  Board of Bank  Incorporation  or any
      ----
successor thereto.

     "Merger" shall have the meaning ascribed thereto in the recitals.
      ------

     "Merger  Consideration"  shall have the meaning ascribed thereto in Section
      ---------------------
1.4(a) hereof.

     "Merger Sub" shall have the meaning ascribed thereto in the recitals.
      ----------

     "MHPF"  shall  mean  the  Massachusetts  Housing  Partnership  Fund  or any
      ----
successor thereto.

     "MSRB" shall mean the Municipal Securities Rulemaking Board.
      ----

     "NASD" shall mean the National Association of Securities Dealers.
      ----

     "NASDAQ" shall mean the Nasdaq Stock Market, Inc.
      ------

     "Notice  Period"  shall have the  meaning  ascribed  thereto in Section 6.2
      --------------
hereof.

     "OREO" shall mean other real estate owned.
      ----

     "OTS" shall mean the Office of Thrift Supervision.
      ---

     "Owned Property" shall have the meaning ascribed thereto in Section 4.24(a)
      --------------
hereof.

     "Parent" shall have the meaning ascribed thereto in the recitals.
      ------

     "PBCL" shall mean the Pennsylvania Business Corporation Law, as amended.
      ----

     "Pennsylvania  Commissioner"  shall mean the  Commissioner  of Banks of the
      --------------------------
Commonwealth of Pennsylvania or any successor thereto.

     "Pennsylvania  Department"  shall  mean  the  Department  of  State  of the
      ------------------------
Commonwealth of Pennsylvania.

     "Person"  shall  mean  any  individual,  corporation,   partnership,  Joint
      ------
Venture, association, trust, unincorporated organization or other legal entity, or any governmental agency or political subdivision thereof.

     "Release" shall have the meaning set forth in Environmental  Laws, but also
      -------
shall include without limitation, any threatened Release into or through the Environment. The term "Released" shall have a corresponding meaning.

     "Remediated"  shall  mean an  action of any kind to  address  a Release  of
      ----------
Hazardous Materials or the presence of Hazardous Materials, including without limitation, any or all of the following activities to the extent they relate to or arise from the presence of a Hazardous Materials at the: (a) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work; (b) obtaining any permits, consents, approvals or authorizations of any Governmental Authority necessary to conduct any such activity; (c) preparing and implementing any plans or studies for any such activity; (d) obtaining a written notice from a Governmental Authority with jurisdiction under Environmental Laws that no material additional work is required by such Governmental Authority; (e) the use, implementation, application, installation, operation or maintenance of removal actions, remedial technologies applied to the surface or subsurface soils, excavation and treatment or disposal of soils at an Off-Site Location, systems for long-term treatment of surface water or ground water, engineering controls or institutional controls; and (f) any other activities reasonably determined to be necessary or appropriate under Environmental Laws to address the presence or Release of Hazardous Materials.

     "Requisite Regulatory Approvals" shall have the meaning ascribed thereto in
      ------------------------------
Section 7.1(b) hereof.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Section 16" shall have the meaning ascribed thereto in Section 6.16
      ----------
hereof.

     "SEC  Reports"  shall have the  meaning  ascribed  thereto  in Section  4.9
      ------------
hereof.

     "Seller" shall have the meaning ascribed thereto in the recitals.
      ------

     "Seller Balance Sheet" shall have the meaning  ascribed  thereto in Section
      --------------------
4.5 hereof.

     "Seller Bank" shall mean  Roxborough  Manayunk Bank, a federally  chartered
      -----------
savings bank and a subsidiary of the Seller.

     "Seller  Bank ESOP"  shall  have the  meaning  ascribed  thereto in Section
      -----------------
6.5(g) hereof.

     "Seller Benefit Plans" shall have the meaning  ascribed  thereto in Section
      --------------------
4.15(a) hereof.

     "Seller  Common Stock" shall have the meaning  ascribed  thereto in Section
      --------------------
1.4(a) hereof.

     "Seller  Companies"  shall  have the  meaning  ascribed  thereto in Section
      -----------------
4.13(a) hereof.

     "Seller  Contract" shall have the meaning  ascribed to such term in Section
      ---------------
4.18(a) hereof.

     "Seller Disclosure Schedule" shall mean the disclosure schedule relating to
      --------------------------
the Seller and its subsidiaries, as applicable, delivered to Buyer together herewith.

     "Seller  Employees"  shall  have the  meaning  ascribed  thereto in Section
      -----------------
6.5(a) hereof.

     "Seller  Intellectual  Property  Assets"  shall have the  meaning  ascribed
      --------------------------------------
thereto in Section 4.32 hereof.

     "Seller  Other  Plans" shall have the meaning  ascribed  thereto in Section
      --------------------
4.15(a) hereof.

     "Seller Pension Plans" shall have the meaning  ascribed  thereto in Section
      --------------------
4.15(a) hereof.

     "Seller Preferred Stock" shall have the meaning ascribed thereto in Section
      ----------------------
4.2(a) hereof.

     "Seller Proxy Statement" shall have the meaning ascribed thereto in Section
      ----------------------
3.8 hereof.

     "Seller  Reports" shall have the meaning ascribed thereto in Section 4.9(a)
      ---------------
hereof.

     "Seller  Restricted  Share Plan" shall have the meaning ascribed thereto in
      ------------------------------
Section 1.6(b) hereof.

     "Seller  Restricted  Shares"  shall have the  meaning  ascribed  thereto in
      --------------------------
Section 1.6(b) hereof.

     "Seller  Stock  Option  Plans" shall have the meaning  ascribed  thereto in
      ----------------------------
Section 1.6(a) hereof.

     "Seller  Stockholders  Meeting" shall have the meaning  ascribed thereto in
      -----------------------------
Section 6.1(a) hereof. "Seller's Advisor" shall have the meaning ascribed thereto in Section 4.6 hereof.

         "Series A Preferred  Stock" shall have the meaning  ascribed thereto in
          -------------------------
Section 4.2(a) hereof.

         "Shares"  shall have the  meaning  ascribed  thereto in Section  1.4(a)
          ------
hereof.

         "Stockholder   Agreements"   shall  mean  those   certain   Stockholder
          ------------------------
Agreements dated as of the date hereof respectively between the Buyer and each member of the Seller's Board of Directors and each senior executive of the Seller or any of its subsidiaries set forth in Section 7.2(e) of the Seller Disclosure Schedule substantially in the form attached hereto as Exhibit I.

         "Stock  Option"  shall  have the  meaning  ascribed  thereto in Section
          -------------
1.6(a) hereof.

         "Stock Option Cash Settlement"  shall have the meaning ascribed thereto
          ----------------------------
in Section 1.6(a) hereof.

         "Stock  Option  Settlement  Acknowledgement"  shall  have  the  meaning
          ------------------------------------------
ascribed thereto in Section 1.6(a) hereof.

         "subsidiaries"  shall mean, except as otherwise  provided in the Seller
          ------------
Disclosure Schedules, when used with reference to a party, any corporation or other organization, whether incorporated or unincorporated, of which such party or any other subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any subsidiary of such party do not have a majority of the voting interests in such partnership), or, with respect to such corporation or other organization, at least twenty percent (20%) of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

         "Superior  Proposal" shall have the meaning ascribed thereto in Section
          ------------------
6.2 hereof.

         "Surviving Bank" shall mean the Buyer following the Merger.
          --------------

         "Surviving  Corporation"  shall have the  meaning  ascribed  thereto in
          ----------------------
Section 1.1 hereof.

         "Tax" shall mean any federal,  state, country, local or foreign income,
          ---
gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee or other tax or levy, of any kind whatsoever, including any interest, penalties or additions to tax in respect of the foregoing.

         "Tax  Return"  shall mean any return,  declaration,  report,  claim for
          -----------
refund, information return or other document (including any related or supporting estimates, elections, schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

         "TGH" shall mean TGH Securities, Inc.
          ---

         "Transaction  Documents"  shall mean this Agreement and the Stockholder
          ----------------------
Agreements.

         "Trust  Account  Shares"  shall have the  meaning  ascribed  thereto in
          ----------------------
Section 1.4(c) hereof.

         "USA  PATRIOT Act" shall have the meaning  ascribed  thereto in Section
          ----------------
4.17 hereof.

         "U.S.C." shall mean the United States Code.
          ------

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Buyer, Parent and the Seller have caused this Agreement to be executed as a sealed instrument by their duly authorized officers as of the day and year first above written.

                                    CITIZENS FINANCIAL GROUP, INC.


                                    By: /s/ LAWRENCE K. FISH
                                        ----------------------------------------
                                        Name:      Lawrence K. Fish
                                        Title:     Chairman, President and Chief
                                                   Executive Officer
Attest:

                                    By: /s/ MICHAEL EDWARDS
                                        ----------------------------------------
/s/ JOEL J. BRICKMAN                    Name:      Michael Edwards
---------------------------------       Title:     Senior Vice President and
Name:  Joel J. Brickman                             Treasurer
Title:  Secretary

                                    CITIZENS BANK OF PENNSYLVANIA


                                    By: /s/ STEPHEN D. STEINOUR
                                        ----------------------------------------
                                        Name:      Stephen D. Steinour
                                        Title:     Chairman, President and Chief
                                                   Executive Officer
Attest:

                                    By: /s/ MICHAEL EDWARDS
                                        ----------------------------------------
/s/ DAVID F. MOWREY                     Name:      Michael Edwards
------------------------------------    Title:     Executive Vice President and
Name:  David F. Mowrey                              Treasurer
Title:  Vice President and Secretary

                                    THISTLE GROUP HOLDINGS, CO.


                                    By: /s/ JOHN F. MCGILL, JR.
                                        ----------------------------------------
Attest:                                 Name:      John F. McGill, Jr.
                                        Title:     President

/s/ FRANCIS E. MCGILL, III
----------------------------------
Name:  Francis E. McGill, III
Title:  Secretary

Exhibit I
Form of Stockholder Agreement




                              STOCKHOLDER AGREEMENT


         STOCKHOLDER AGREEMENT ("Agreement"), dated as of September 22, 2003, by
                                 ---------
and between Citizens Bank of Pennsylvania, a Pennsylvania savings bank ("Buyer"), and the undersigned ("Stockholder") holder of common stock, par value
                                 -----------
$0.10, of Thistle Group Holdings, Co. ("Shares").
                                        ------

         WHEREAS, the Buyer, Citizens Financial Group, Inc., a Delaware corporation and the parent company of the Buyer ("Parent"), and Thistle Group Holdings, Co., a unitary thrift holding company incorporated in the Commonwealth of Pennsylvania ("Seller"), have entered into an Agreement and Plan of Merger,
                   ------
dated of even date herewith (as such agreement may be subsequently amended or modified, the "Agreement and Plan of Merger"), providing for the merger of a
                 -----------------------------
subsidiary of the Buyer with and into the Seller (the "Merger");
                                                       ------

         WHEREAS, the Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds stock options or other rights to acquire the number of Shares indicated opposite the Stockholder's name on Schedule 1 attached hereto; and
                      ----------

         WHEREAS, it is a condition to the consummation of the Merger that the Stockholder execute and deliver this Agreement on a date even herewith; and

         WHEREAS,   all  capitalized   terms  used  in  this  Agreement  without
definition herein shall have the meanings ascribed to them in the Agreement and Plan of Merger.

         NOW, THEREFORE, in consideration of, and as a condition to, the Buyer entering into the Agreement and Plan of Merger and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by the Buyer in connection therewith, the Stockholder and the Buyer agree as follows:

         1. Agreement to Vote Shares.  The Stockholder agrees that, prior to the
            ------------------------
Expiration Date (as defined below), at any meeting of the stockholders of the Seller, or in connection with any written consent of the stockholders of the Seller, with respect to the Merger, the Agreement and Plan of Merger or any Acquisition Transaction or any adjournment thereof, Stockholder shall:

          (a) appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum;

          (b) from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are beneficially owned by such Stockholder on the date of this Agreement or are subsequently acquired, (i) in favor of adoption and approval of the Agreement and Plan of Merger and the transactions contemplated thereby, including the Merger; (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation, or warranty or any other obligation or

Exhibit I
Form of Stockholder Agreement


               agreement of the Seller contained in the Agreement and Plan of Merger or of the Stockholder contained in this Agreement; and
               (iii) against any Acquisition Transaction, or any agreement or transaction that is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Merger or any of the transactions contemplated by the Agreement and Plan of Merger;

         2.  Expiration  Date. As used in this Agreement,  the term  "Expiration
             ----------------
Date" shall mean the earlier to occur of (i) the Effective Time; (ii) such date and time as the Agreement and Plan of Merger shall be terminated pursuant to
Article VIII thereof, or (iii) upon mutual written agreement of the parties to terminate this Agreement. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to termination hereof.

         3. Agreement to Retain Shares. From and after the date hereof until the
            --------------------------
Expiration Date, the Stockholder shall not, except as contemplated by this Agreement or the Agreement and Plan of Merger, directly or indirectly, sell, assign, transfer, assign, or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 5(c) below)), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, any Shares owned by the Stockholder, whether such Shares are held by the Stockholder on the date of this Agreement or are subsequently acquired prior to any meeting of Stockholders prior to the Expiration Date, whether by the exercise of any stock options to acquire Shares or otherwise. Notwithstanding the foregoing, the Stockholder may make (a) transfers by will or by operation of law, in which case this Agreement shall bind the transferee, and
(b) as the Buyer may otherwise agree in writing in its sole discretion.

         4.  Representations  and  Warranties of  Stockholder.  The  Stockholder
             ------------------------------------------------
hereby represents and warrants to the Buyer as follows:

               (a) the Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this Agreement;

               (b) this Agreement (assuming this Agreement constitutes a valid and binding agreement of the Buyer) constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally;

               (c)  except  as  set  forth  on  Schedule   1,  the   Stockholder
                                                ------------
                    beneficially owns the number of Shares indicated opposite such Stockholder's name on

Exhibit I
Form of Stockholder Agreement

                    Schedule 1, free and clear of any liens, claims,  charges or
                    ----------
                    other encumbrances or restrictions of any kind whatsoever ("Liens"), and has sole or shared, and otherwise
                      -----
                    unrestricted, voting power with respect to such Shares;

               (d) the Stockholder understands that at the effective time of the Merger, (i) each outstanding Share listed on Schedule 1
                                                                      ----------
                    shall be automatically cancelled and converted into the right to receive in cash from the Buyer an amount equal to $26.00 without interest, and (ii) to the extent not exercised or otherwise terminated in accordance with the terms of the Agreement and Plan of Merger prior to the Effective Time, each option to purchase Shares listed on
                    Schedule 1 shall be  automatically  cancelled  and converted
                    ----------
                    into the right to receive an amount of cash determined in the manner set forth in the Agreement and Plan of Merger;

               (e) the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of Stockholder.

         5.  Representation  and  Warranties  of the  Buyer.  The  Buyer  hereby
             ----------------------------------------------
represents and warrants to Stockholder as follows:

               (a)  Corporate  Organization.  Buyer is a state chartered savings
                    -----------------------
                    bank duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. Buyer is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so licensed or qualified and in good standing would not result in a Material Adverse Effect.

               (b)  Authority.  Buyer  has all  requisite  corporate  power  and
                    ---------
                    authority to execute and deliver this Agreement and the Agreement and Plan of Merger and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of this Agreement and the Agreement and Plan of Merger, and the consummation

Exhibit I
Form of Stockholder Agreement


                    of the transactions contemplated hereby and thereby, have been duly authorized and approved by its Board of Directors, and no other corporate action on the part of Buyer is necessary to consummate the Merger. Each of this Agreement and the Agreement and Plan of Merger has been duly executed and delivered by Buyer, and, assuming due and valid authorization, execution and delivery hereof by the other parties hereto or thereto, is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

               (c)  Consents and Approvals; No Violations.
                    -------------------------------------

                    (i) Except for consents, waivers, or approvals of, or filings or registrations with, or notifications to the OTS, the FDIC, the Federal Reserve Board, the Pennsylvania Commissioner, the MBBI, the MHPF, applicable state securities commissioners, the SEC, the Pennsylvania Department, the DOJ, the NASDAQ, The London Stock Exchange Limited and the Financial Services Authority, no consents, waivers or approvals of, or filings or registrations with, or notifications to, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, in connection with (a) the execution and delivery by the Parent and the Buyer of the Agreement and Plan of Merger and by the Buyer of the Bank Merger Agreement or (b) the consummation by the Parent and the Buyer of the Merger or by the Buyer of the Bank Merger. Neither the Parent nor the Buyer has any knowledge of any fact or circumstance relating to the Buyer or its subsidiaries or other Affiliates that is reasonably likely to materially impede or delay receipt of any consents of Governmental Authorities.

                    (ii) Neither the execution  and delivery of this  Agreement, the Agreement and Plan of Merger or the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party by the Parent and the Buyer, as applicable, nor the consummation by the Parent and the Buyer of the transactions contemplated hereby or thereby; nor compliance by the Parent and the Buyer with any of the terms or provisions hereof or thereof, will (i) assuming that the consents, waivers and approvals referred to in Section 3.3 of the Agreement and Plan of Merger are duly obtained, violate in any respect any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Parent or the Buyer, or (ii) violate, conflict with, or result in a breach of, any provisions of, constitute a default (or an event

Exhibit I
Form of Stockholder Agreement


                         which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Parent or the Buyer under any of the terms, conditions or provisions of (y) the Articles of Organization or other charter document of like nature or By-Laws of the Parent or the Buyer, or (z) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Parent or the Buyer is a party as issuer, guarantor or obligor, or by which it or any of its properties or assets may be bound or affected, except, in the case of clause (ii)(z) above, for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have a Material Adverse Effect on the Parent or the Buyer.

                    (d) Financing. On the date hereof, the Buyer is, and on the Closing Date, the Buyer will be, at least "adequately capitalized," as such term is defined in the rules and regulations promulgated by the FDIC. Buyer will have available to it at the Effective Time sources of capital and financing sufficient to pay the aggregate Merger Consideration and to pay any other amounts payable pursuant to this Agreement and to effect the transactions contemplated hereby. Neither the Buyer nor Parent nor any of their affiliates is an interested shareholder of the Seller within the meaning of PBCL
                         Section 2553, and neither Buyer, Parent nor any such affiliate owns, whether beneficially, of record or equitably, any shares of capital stock or other securities of Seller.

         6. Irrevocable  Proxy.  Subject to the last sentence of this Section 6,
            ------------------
by execution of this Agreement, Stockholder does hereby appoint Buyer with full power of substitution and resubstitution, as Stockholder's true and lawful attorney and irrevocable proxy, to the full extent of the undersigned's rights with respect to the Shares, to vote, if the Stockholder is unable to perform his obligations under this Agreement, each of such shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date of this Agreement.

         7. No Solicitation. From and after the date hereof until the Expiration
            ---------------
Date, Stockholder, in its capacity as a stockholder of the Seller, shall not, nor, to the extent applicable to Stockholder, shall he permit any of his affiliates to, nor shall he authorize any partner, officer director, advisor or representative of, Stockholder or any of its affiliates to, (i) solicit, initiate or knowingly encourage the submission of, any inquiries, proposals or offers from any person

Exhibit I
Form of Stockholder Agreement


relating to a proposal regarding an Acquisition Transaction, (ii) enter into any agreement with respect to an Acquisition Transaction (other than the Agreement and Plan of Merger), (iii) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) with respect to an Acquisition Transaction (other than the Agreement and Plan of Merger) or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Agreement and Plan of Merger, (iv) initiate a stockholders' vote or action by consent of the Seller's stockholders with respect to an Acquisition Transaction, or (v) except by reason of this Agreement become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Seller that takes any action in support of an Acquisition Transaction.

     8.  Specific  Enforcement.   The  Stockholder  has  signed  this  Agreement
         ---------------------
intending to be legally bound thereby. The Stockholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against the Stockholder. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

     9.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
          ------------
counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

     10. No waivers.  No waivers of any breach of this Agreement extended by the
         ----------
Buyer to the Stockholder shall be construed as a waiver of any rights or remedies of the Buyer with respect to any other stockholder of the Seller who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Seller. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

     11.  Miscellaneous.  This  Agreement  to be  governed  by the  laws  of the
          -------------
Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

     12. Capacity as Stockholder. Stockholder signs this Agreement solely in the
         -----------------------
Stockholder's capacity as a stockholder of the Seller, and not in the Stockholder's capacity as a director, officer or employee of the Seller or any of its subsidiaries or in the Stockholder's capacity as a trustee or fiduciary of any ERISA plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director and/or officer of the Seller in the exercise of his or her fiduciary duties consistent with the terms of the Agreement and Plan of Merger as a director and/or officer of the Seller or in his or her capacity as a trustee or fiduciary of any ERISA plan or trust or prevent or be construed to create any obligation on the part of any

Exhibit I
Form of Stockholder Agreement


director and/or officer of the Seller or any trustee or fiduciary of any ERISA plan or trust from taking any action in his or her capacity as a director of the Seller.

     13. No Agreement  Until Executed.  Irrespective  of negotiations  among the
         ----------------------------
parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Board of Directors of the Seller has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Seller's Articles of Incorporation, the possible acquisition of the Shares by Buyer pursuant to the Agreement and Plan of Merger, (ii) the Agreement and Plan of Merger is executed by all parties thereto, and (iii) this Agreement is executed by all parties hereto.

     14. Entire  Agreement.  This  Agreement  supersedes  all prior  agreements,
         -----------------
written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

                            [SIGNATURE PAGE FOLLOWS]

Exhibit I
Form of Stockholder Agreement







         EXECUTED as of the date first above written.


                                   STOCKHOLDER


                                       Name: ___________________________________

                                       CITIZENS BANK OF PENNSYLVANIA

                                       By:______________________________________
                                       Name:____________________________________
                                       Title: __________________________________

Exhibit I
Form of Stockholder Agreement


                                  SCHEDULE 1(1)




          Stockholder               Shares                 Options



         Notwithstanding anything in this Agreement to the contrary, the Stockholder does not represent that the Stockholder has any voting or other power with respect to any of the Shares set forth above which are Shares allocable to such Stockholder's account under any employee stock ownership, deferred investment or other similar plan of the Seller (other than for Shares allocable to the Stockholder's account under an employee stock ownership plan for which the Stockholder does have voting power).


--------
     1 Shares include shares allocable to a stockholder's account under the Seller's employee stock ownership, deferred investment or other similar plans of the Seller.

                                                                      APPENDIX B


           [Letterhead of Sandler O'Neill & Partners, L.P.]



November 10, 2003



Board of Directors
Thistle Group Holdings, Co.
6060 Ridge Avenue
Philadelphia, PA  19128


Gentlemen:

     Thistle Group Holdings, Co. ("Thistle") has entered into an Agreement and Plan of Merger (the "Agreement"), dated as of September 22, 2003, with Citizens Bank of Pennsylvania ("Citizens Bank") and Citizens Financial Group, Inc. (collectively, "Citizens"), pursuant to which Thistle will be acquired by Citizens through the merger of a newly formed subsidiary of Citizens Bank with and into Thistle (the "Merger"). Under the terms of the Agreement, upon consummation of the Merger, each share of Thistle common stock, par value $.10 per share, issued and outstanding immediately prior to the Merger (the "Thistle Shares"), other than certain shares specified in the Agreement, will be converted into the right to receive $26.00 in cash without interest (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Thistle Shares.

     Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement; (ii) certain publicly available financial statements and other historical financial information of Thistle that we deemed relevant;
(iii) certain publicly available historical financial information of Citizens that we deemed relevant; (iv) financial projections for Thistle for the years ending December 31, 2003 through 2008 reviewed with Thistle's senior management and the views of Thistle's senior management, based on limited discussions with them, regarding Thistle's business, financial condition, results of operations and prospects; (v) the views of senior management of Citizens, based on limited discussions with representatives of senior management, regarding Citizens' financial condition and prospects; (vi) the publicly reported historical price and trading activity for Thistle's common stock, including a comparison of certain financial and stock market information for Thistle with similar publicly available information for certain other companies the securities of which are publicly traded; (vii) the financial terms of certain recent business combinations in the savings institution industry, to the extent publicly available; (viii) the current market environment generally and the banking environment in particular; and (ix)

Board of Directors
Thistle Group Holdings, Co.
November 10, 2003
Page 2


such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

     In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Thistle or Citizens or their respective representatives or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of management of Thistle and Citizens that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Thistle or Citizens or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Thistle or Citizens or any of their subsidiaries nor have we reviewed any individual credit files relating to Thistle or Citizens or any of their subsidiaries and, with your permission, we have assumed that their respective allowances for loan losses are adequate to cover such losses. With respect to the financial projections reviewed with Thistle's management, Thistle's management has confirmed that they reflect the best currently available estimates and judgments of such management of the future financial performance of Thistle and we have assumed that such performance will be achieved. We express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Thistle's or Citizens' assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Thistle and Citizens will remain as going concerns for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Agreement are not waived.

     Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to the prices at which Thistle's common stock may trade at any time.

     We have acted as Thistle's financial advisor in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon consummation of the Merger.

Board of Directors
Thistle Group Holdings, Co.
November 10, 2003
Page 3


We will also receive a fee for rendering this opinion. Thistle has also agreed to indemnify us against certain liabilities arising out of our engagement. In the past, we have provided certain other investment banking services for Thistle and have received compensation for such services. In addition, as we have previously advised you, we have in the past provided certain investment banking services to Citizens and have received compensation for such services and may provide, and receive compensation for, such services in the future.

     In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Thistle and Citizens or their affiliates. We may also actively trade the equity securities of Thistle for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

         Our opinion is directed to the Board of Directors of Thistle in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Thistle as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness of the Merger Consideration to the holders of Thistle Shares from a financial point of view and does not address the underlying business decision of Thistle to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for Thistle or the effect of any other transaction in which Thistle might engage. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; provided, however, that we hereby consent to the inclusion of this opinion as an appendix to Thistle's proxy statement dated the date hereof and to the references to this opinion therein.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Thistle Shares is fair to such shareholders from a financial point of view.


                                    Very truly yours,


                                    /s/Sandler O'Neil & Partners, L.P.

--------------------------------------------------------------------------------
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
                                 (215) 483-3777
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 18, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Thistle Group Holdings, Co. ("Thistle"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Thistle which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, 19004 on Thursday, December 18, 2003, at 9:30 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

                                                                     FOR             AGAINST          ABSTAIN
                                                                     ---             -------          -------

1.        Proposal to approve and adopt an
          agreement and plan of merger, dated
          September 22, 2003, by and among Citizens
          Bank of Pennsylvania, Citizens Financial
          Group, Inc. and Thistle Group Holdings, Co.,
          pursuant to which, among other things,
          (i) a newly-formed subsidiary of Citizens Bank
          of Pennsylvania will merge with and into Thistle
          and (ii) upon consummation of the merger, each
          outstanding share of Thistle common stock (other
          than certain shares held by Thistle or Citizens)
          will be converted into the right to receive $26.00
          in cash, without interest.                                  [ ]              [ ]              [ ]

          The Board of Directors recommends a vote "FOR" the above proposition.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of Thistle at the Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of Thistle of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from Thistle prior to the execution of this proxy of a Notice of Special Meeting and a Proxy Statement dated November 10, 2003.


                                                    Please check here if you
Dated: ________________________, 2003               plan to attend the Meeting.




_________________________________             __________________________________
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER


_________________________________             __________________________________
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------